UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-06625

THE PAYDEN & RYGEL INVESTMENT GROUP

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

333 SOUTH GRAND AVENUE, LOS ANGELES, CA 90071

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

EDWARD S. GARLOCK, ESQ.

PAYDEN & RYGEL

333 SOUTH GRAND AVENUE, LOS ANGELES, CA 90071

(NAME AND ADDRESS OF AGENT FOR SERVICE)

Registrant’s telephone number, including area code: 213-625-1900

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

ITEM 1.	REPORTS TO SHAREHOLDERS

PAYDEN
MUTUAL FUNDS

# ANNUAL REPORT
## OCTOBER 31, 2011

Contents

•	President’s Letter

1	Management Discussion & Analysis

6	Portfolio Highlights & Investments

55	Statements of Assets & Liabilities

59	Statements of Operations

63	Statements of Changes in Net Assets

68	Notes to Financial Statements

83	Financial Highlights

94	Report of Independent Registered Public Accounting Firm

95	Fund Expenses

97	Approval of Investment Advisory Agreement

101	Trustees & Officers

Annual Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

President’s Letter

Dear Fellow Shareholders,

When the year began there was widespread optimism regarding the economic recovery. Many investors and analysts expected the US economy to grow between 3% and 4% this year. To date, growth has been disappointing, averaging less than 1% at an annual rate over the first half of the year. This slow growth environment has the market worried about the potential for a “double dip” recession.

How did investors fail to recognize these trends at the start of the year? Much can be explained by the fact that two decades of credit excesses in the US, coupled with the deteriorating balance sheets of some of the other G7 countries, were not going to be corrected in just a year or two. More time is required.

But, is this a permanent situation? Are we Japan? Or, are there areas that will produce reasonable returns over the next 1 to 2 years? We believe that the latter is the case. As many of you know, we believe we will be in a relatively low interest rate environment for some time but that there are sectors that will produce above average income with liquidity and diversification. We have been focusing on areas of the market where above average income has been available, such as global corporate bonds, sovereign debt and high yielding equities. In fact, US corporations have greater cash positions than they have had at any time during the past century.

In all probability, financial market volatility will continue for the next three to four quarters through the US Presidential election. On the European front, a comprehensive solution will take more time. But, it is important to note that the problems we face today are very different from the 2008 financial crisis. At that time, there was widespread panic, large positions were being liquidated, US commercial and investment banks were highly leveraged and as a result serious bankruptcies occurred. Today, the focus is the fear of uncertainty. We are not witnessing any type of wholesale liquidation. However, there is a lack of conviction for buying opportunities, which has resulted in volatile markets on limited volume.

We believe that many of the challenges today are not unlike those which investors have faced in the past decades. Carefully assessing risks for our shareholders continues to be the most important element in building long-term, successful investment portfolios.

Our very best wishes,

/s/

Joan A. Payden

President & CEO

Management Discussion & Analysis

Short Duration Strategies

The fiscal year ended October 31, 2011 was underscored by a slowdown in domestic growth, sustained accommodation by the Federal Reserve Board, and elevated concern over the debt crisis in Europe. In the United States, the debt ceiling debate culminated at the beginning of August, 2011, with a downgrade of U.S. Government debt from AAA to AA+ by Standard & Poor’s and a Congressional focus on fiscal discipline. The Federal Reserve Board remained accommodative and increased monetary stimulus through a commitment to purchase long-dated U.S. Treasury securities. The debt crisis in Europe began in peripheral countries, such as Greece, and subsequently spread to larger debtors like Italy.

The combination of these caused U.S. Treasury yields to decline to multi-year lows. The U.S. Treasury yield curve flattened meaningfully, as the spread between 2-year and 10-year U.S. Treasuries narrowed by 40 basis points. Similar to the U.S., yields on German 10-year government bonds declined by 50 basis points amidst flight-to-quality concerns in Europe.

Despite market headwinds, investment-grade corporate bonds proved resilient as corporate earnings continued to exceed analyst expectations. Investment-grade corporate debt with maturities of five-years or less outperformed similar maturity U.S. Treasuries over the fiscal year ended October 2011. Corporate balance sheets continued to strengthen and the U.S. labor market showed modest improvement as the rate of unemployment began to slowly decline.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide a positive return and stable daily liquidity. For the fiscal year ended October 31, 2011, the Fund returned 0.02% compared to a return of 0.00% for the Lipper Money Market Average and 0.00% for the Lipper Government Money Market Average, the Fund’s benchmarks. Money market fund yields remain near zero due to reduced supply of short-term investments and a commitment by the Federal Reserve Board to keep interest rates low until mid-2013. The Fund continues to focus on relative value opportunities in longer-dated maturities, given the exceptionally low yields.

The Payden Limited Maturity Fund (PYLMX) returned 0.27% for the twelve months ended October 31, 2011, compared to a return of 0.13% for its benchmark, the Bank of America Merrill Lynch Three Month U.S. Treasury Bill Index. Investment-grade corporate debt and agency mortgage-backed securities were the largest contributors toward relative return due to yield benefit when compared to the benchmark.

The Payden Short Bond Fund (PYSBX) returned 0.46% for the fiscal year ended October 31, 2011, compared to a return of 1.08% for its benchmark, the Bank of America Merrill Lynch 1-3 Year Treasury Index. The Fund benefitted from the flattening of the U.S. Treasury yield curve, as it has exposure to maturities longer than three years. An underweight exposure to interest-rate duration detracted from relative performance as interest rates moved lower. Select positions in emerging-market debt also detracted from relative performance.

The Payden U.S. Government Fund Investor Class (PYUSX) returned 0.99%, while the Fund’s Advisor Class (PYUWX) returned 0.55%, for the twelve months ended October 31, 2011. This is compared to a return of 1.97% for its benchmark, the Bank of America Merrill Lynch 1-5 Year Treasury Index. The Fund benefited from the flight-to-quality rally in U.S. Government securities, and from a flattening yield curve bias. An underweight exposure to interest-rate duration detracted from relative performance as interest rates moved lower. Agency mortgage-backed securities also provided a modest drag on returns as they did not keep pace with U.S. Treasuries.

The Payden Global Short Bond Fund (PYGBX) returned -0.10% for the fiscal year-ended October 31, 2011, compared to a return of 1.08% for its benchmark, the Bank of America Merrill Lynch 1-3 Year Treasury Index. The Fund benefitted from exposure to high-yield debentures and un-hedged currency positions. An underweight exposure to interest-rate duration detracted from relative performance as interest rates moved lower. Select positions in emerging-market debt also detracted from relative performance.

Intermediate Duration Bond Strategies

The Payden GNMA Fund Investor Class (PYGNX) returned 5.99%, while the Fund’s Adviser Class (PYGWX) returned 5.73%, for the fiscal year ended October 31, 2011. This is compared to a return of 5.95% for its benchmark the Bank of America Merrill Lynch GMNA Master Index. The Fund slightly outperformed its benchmark due to a lower prepayment profile for the mortgage

1	Payden Mutual Funds

pools held in the Fund. A slower prepayment response in a low rate environment will generally translate to higher yields and returns for investors. Given our macro view of low global and domestic growth, ongoing fiscal uncertainties in both Europe and the U.S., and most importantly, the continued purchase of mortgage securities by the Federal Reserve Board, we expect mortgage rates to remain at low levels. We will continue to structure the Fund for this low rate environment and to seek shelter from prepayments.

The Payden Core Bond Fund Investor Class (PYCBX) returned 2.45%, while its benchmark the Barclay’s Capital Aggregate Bond Index returned 5.00% for the twelve months ended October 31, 2011. The Fund’s Adviser Class (PYCWX) returned 2.30% over the same period. The Fund’s higher allocation to credit-related securities compared to the benchmark, which held more U.S. Treasury securities, hurt relative performance. This underperformance was almost exclusively in the last three months of the year, when there was the greatest degree of global and U.S. economic concern. The significant negative sentiment from Europe and the European Central Bank’s difficulty in helping to control the financial crisis of peripheral European countries, such as Greece and Italy, initiated the credit sector selloff. At the same time, U.S. Treasury yields rallied benefiting the benchmark due to its higher allocation to U.S. Treasuries.

We believe that credit-related securities, such as investment-grade corporates and high yield bonds, will withstand the recent market technical pressures. Balance sheet fundamentals are quite strong at this time and default risk is manageable. The addition of these types of securities has added to the yield of the Fund, and this additional yield boost can provide positive performance momentum in a stable economic environment.

The Payden Corporate Bond Fund (PYACX) generated a return of 3.71% for the fiscal year ended October 31, 2011, compared to a return of 6.14% for its benchmark, the Barclays Capital U.S. Corporate Investment Grade Index.

Underperformance can primarily be attributed to the last three months of the year, which were especially sensitive to fears of a contagion effect in the Euro sovereign bond market and sluggish gross domestic product growth in the U.S. Specifically, the lag in performance relative to the index is the result of overweights to emerging market debt and high yield issuers, which are used to diversify the primary exposure to domestic investment grade corporate bonds.

Despite volatility at the end of this fiscal year, the Fund remains well-positioned to benefit from corporations with strong balance sheets and high free cash flow. The focus remains on identifying companies that have leading market positions, strong cash flow generation, stable management teams and predictable earnings.

High Yield Bond Strategy

The Payden High Income Fund Investor Class (PYHRX) returned 3.89% for the twelve months ended October 31, 2011, compared to a return of 5.09% for the benchmark Bank of America Merrill Lynch BB-B High Yield Cash Pay Constrained Index. The Fund’s Adviser Class (PYHWX) returned 3.51% for the same period. Security selection in a few sectors, in particular transportation and utilities, detracted from relative performance as these sectors and the names therein came under selling pressure due to over-capacity and resulting price pressures in the global shipping/transportation sector. In addition, potential new U.S. environmental regulations will negatively impact utility names.

A confluence of major macro-economic and political events resulted in renewed fears of systemic risk in the U.S. and European banks and capital markets. The high yield market was caught in the August-September sell-off that engulfed risk-assets, while safe-haven-assets rallied. The Fund’s relative performance was negatively impacted by its over-weight to the single B ratings space and its modest allocation to CCC-rated bonds. The highest quality bonds, BB rated, did significantly better than lower-rated bonds. The Fund emphasized sectors that we believe will remain solid despite the recent volatility in the capital markets.

Annual Report	2

Management Discussion & Analysis continued

Tax Exempt Bond Strategies

In the fiscal year ended October 31, 2011, investor sentiment in the tax-exempt municipal asset class was subject to dramatic shifts. Widespread and deep concern over the state of municipal credit over the first half of the year turned into a flight-to-quality as public attention turned from municipals to the global macroeconomic concerns. Supply-side dynamics were also disrupted throughout the year. New-issue volume sharply declined following the expiration of a number of government stimulus programs in January, and remained at half of the previous year’s volume until autumn. Both factors contributed to significant yield volatility through the fiscal year. The 10-year benchmark AAA-rated municipal bonds moved in a wide range of 1.48%, but ended the year at 2.39%, only a tenth of a percentage lower than the beginning of the year.

For the twelve months ended October 31, 2011, the Payden Tax-Exempt Bond Fund (PYTEX) returned 2.12%, while the Fund’s benchmark, the Barclays Capital Quality Intermediate Municipal Index, returned 3.56%. The primary driver of relative underperformance was the Fund’s difference in yield curve positioning, with a secondary cause as its overweight to higher-quality, less volatile credits.

The Payden California Municipal Income Fund (PYCRX) returned 2.41% for the fiscal year ended October 31, 2011, while its benchmarks, the Barclays Capital 7-Year Municipal Index and the Barclays Capital California Intermediate Index, returned 4.10% and 3.96%, respectively. The primary driver of relative underperformance was the Fund’s difference in yield curve positioning from the indices, as well as its overweight to higher-quality, less volatile credits.

Global Bond Strategies

Major international government bond markets all made further gains in the fiscal year ended October 31, 2011, as the performance of the U.S. economy continued to disappoint until late in the period and the Federal Reserve Board and the Bank of England increased their quantitative easing programs. In addition, the sovereign debt of the major economies became a safe haven from social unrest in the Middle East and North Africa and from sporadic but very profound turmoil generated by the peripheral Euro-zone debt crisis. This crisis damaged confidence and real activity across the region. It also ensured that peripheral Euro-zone sovereign debt, led by Greece, came under severe pressure, experiencing multiple downgrades, spread widening to historic levels and negative returns over the period, despite European Central Bank purchases of Spanish and Italian government bonds.

Non-government credit markets outperformed sovereign markets over the period, despite a very sharp setback in August and September 2011 triggered by fears of global contagion from the Euro-zone crisis. The outperformance of these sectors was assisted by a strong recovery in October as investors’ appetite for yield prevailed over concerns about global growth and geo-political risks. Investment grade bonds performed most strongly over the twelve months ended October 31, 2011, followed quite closely by the high yield sector. Emerging market debt also registered solid positive returns.

For the fiscal year ended October 31, 2011, the Payden Global Fixed Income Fund (PYGFX) returned 0.71%, underperforming its benchmark, the Barclays Capital Global Aggregate Index Hedged, which returned 2.78%.

For the first nine months of the year, the Fund returned more than 1.0% above benchmark. However, the dramatic volatility in all non-sovereign credit spreads and currency markets in August and September was sufficient to eradicate this outperformance, despite a significant recovery in market conditions and the Fund’s performance during the month of October. The Fund’s positions in emerging markets, the high yield sector, investment grade bonds and foreign currencies all contributed to the underperformance. Until we eliminated currency positions in September, currency long positions hurt relative performance as emerging currencies suffered the same selling pressures as emerging market debt. The Fund’s short duration positioning and security selection also adversely affected performance over the fiscal year as a whole. These negative influences on relative performance were partly offset by the Fund’s European country selection, thanks to its ongoing overweights to Germany and France against peripheral Europe.

Emerging Market Bond Strategy

After a relatively quiet period, renewed concerns over European sovereign debt sustainability fueled two periods of risk-off sentiment in May/June and then again in August/September, and as a result, emerging market credit and currencies sold off. Spreads reached their peak in early October, but then retraced some of the lost ground as Europe made progress on solving the sovereign debt puzzle. Despite the market turmoil, the credit rating trend continued to be positive for emerging markets. Rating upgrades in emerging

3	Payden Mutual Funds

markets are likely to exceed downgrades in 2011 on the back of fiscal consolidation and continued foreign exchange reserves accumulation in many countries. We expect emerging market countries to achieve higher growth rates than developed countries going forward, given better trends in debt sustainability, lower banking sector leverage and more sustainable fiscal deficits.

The Payden Emerging Market Bond Fund Investor Class (PYEMX) returned 2.95%, and the Fund’s Adviser Class (PYEWX) returned 2.77% for the fiscal year ended October 31, 2011. This is compared to a 3.30% return for the J.P. Morgan EMBI Global Diversified Index. Our Emerging Market Bond Strategy has been overweight in Latin America, including the Dominican Republic, Colombia, and Peru and Venezuela. We have further increased our underweight position in Eastern Europe, avoiding Bulgaria, Croatia and Hungary, and we are underweight Turkey due to tight valuations. We are overweight in Asia and have no exposure in the Middle East outside of Qatar and Israel. We see value in select local currency bond markets, including Brazil, Mexico and Ghana, as well as select corporates.

U.S. Equity Strategies

The U.S. equity markets posted positive returns for the fiscal year ended October 31, 2011, despite ongoing sovereign debt concerns in Europe and fears of a slowing global economy. The markets began the period on a positive note as the Federal Reserve Board announced another round of quantitative easing, which increased investors’ appetite for risky assets. The rally continued through the New Year on the strength of improving corporate fundamentals and a positive outlook on economic growth. However, equity markets around the world suffered a setback in March as the world’s third largest economy dealt with the tragic events from a 9.0 magnitude earthquake and tsunami. Despite the devastation in Japan, equity markets rebounded and made new highs for the year due to strong corporate and economic data. The market rally began to fade in early summer as European sovereign debt concerns began to escalate and the risk of a Greek debt default reached crisis levels. The equity market rapidly declined in mid-July due to S&P’s downgrade of the U.S. credit rating, coupled with slowing economic data. Stock market volatility spiked and investors fled risky assets as the stock market declined in the month of August. Fears of a collapse in the Euro region kept market volatility at elevated levels over the following month. However, the stock market was able to recover and close the fiscal year in positive territory as attractive stock valuations, strong corporate fundamentals, and a coordinated effort by European politicians helped compel investors back into equities.

Comprised of large-cap value stocks, the Payden Value Leaders Fund (PYVLX) returned 18.46%, exceeding its benchmark, the Russell 1000 Value Index, which returned 6.15% for the fiscal year ended October 31, 2011. The Fund outperformed its benchmark due to both positive stock selection and sector allocation. The strongest areas of stock selection were in the financials and utilities sectors. The weakest area was in the telecommunication services sector. The sector allocation overweight to utilities was the largest positive contributor of relative performance, while the overweight to the telecommunication services sector was the largest detractor of relative performance. Strong performers in the Fund were utility companies CenterPoint Energy and NiSource.

Comprised of large-cap growth stocks, the Payden U.S. Growth Leaders Fund (PUGLX) returned 4.89% for the twelve months ended October 31, 2011. The Fund trailed its benchmark, the Russell 1000 Growth Index, which returned 9.91% for the year. The Fund underperformed the benchmark return due to both negative sector allocation and stock selection. The weakest areas of stock selection were in the energy and information technology sectors. However, the Fund did benefit from strong stock selection in the consumer discretionary sector. The sector allocation overweight to information technology was the largest positive contributor of relative performance, while the mistimed overweight to the energy sector was the largest detractor of performance. Negative performers in the Fund were energy-related names like Halliburton and Devon Energy. Success stories in the Fund included retailers Dollar Tree and J. Crew Group.

Global Equity Strategies

During the fiscal year ended October 31, 2011, the global equity market traded in a wide range, as investors oscillated between optimism for strong global economic growth and fears of a double dip recession. Better-than-expected corporate earnings results and foregone assumptions that corporate managers would deploy their high cash balances fueled positive equity price momentum earlier in the year. However, subdued hiring, coupled with weak housing markets, the downgrade of U.S. government debt and the escalating European sovereign debt crisis, quickly dissipated hopes for a strong recovery. Central banks, globally, have intervened in open markets to support risk assets, but investors shunned equities despite solid fundamentals and near-historic low valuations.

Annual Report	4

Management Discussion & Analysis continued

The Payden Global Equity Fund (PYGEX) returned -6.76% for the twelve months ended October 31, 2011, underperforming its benchmark, the MSCI All Country World Index, which returned 0.43%. The largest positive contributors to relative performance were the underweights to Japan and southern European countries. An overweight to the information technology sector also contributed to performance, as technology companies benefitted from global equipment upgrades and servicing. However, the Fund’s overweight to emerging markets and higher beta styles were the largest detractors from performance. Irrespective of emerging markets’ higher economic growth, their equity and currency performances were not immune to investors’ risk aversion nor to the effect of the economic slowdown in the developed countries. As a result, they were caught up in the summer sell-off of higher beta companies. The Fund’s underweight to defensive sectors such as consumer staples and healthcare also detracted from performance as investors braced for a double-dip recession.

Going forward, equity markets will be focused on the remaining corporate earnings announcements and management guidance to see if the unresolved European issues during the summer months have translated into weaker corporate profits. Until a feasible resolution is reached in the ongoing European sovereign debt crisis, equity markets will most likely trade sideways with elevated volatility as valuations continue to be discounted despite strong corporate fundamentals.

The Metzler/Payden European Emerging Markets Fund (MPYMX) returned -17.93% for the fiscal year ended October 31, 2011. For the same period, the Fund’s benchmark, the Nomura Central and East European Index, returned -17.76%.

Markets in Emerging Europe performed well from October until May, as better-than expected global economic data led to a strong rally into the end of the year and well into the first half of 2011. Stronger emerging market currencies helped performance during that period, with the Russian Ruble the top performer for the period. Concerns over sovereign debt sustainability and slower global growth, however, have dominated markets since May. These concerns led to a significant negative performance until October. Currencies also reflected this “risk-off” environment and lost significant ground.

The Fund has increased its position in Russia to take advantage of a combination of supportive oil prices and attractive valuations. Exposure to Central Europe’s largest economies (Austria, Poland, Hungary, and the Czech Republic) was lower to reflect concerns over the ongoing European debt crisis. Turkey was a major addition to the portfolio after over three years of absence, as the country’s well-regulated banking sector provided cheap exposure to strong growth.

5	Payden Mutual Funds

Portfolio Highlights & Investments

Investment Abbreviations

AMBAC - American Municipal Bond Assurance Co.

ARM - Adjustable Rate Mortgage

CD - Certificate of Deposit

FDIC - Federal Deposit Insurance Corporation

FFCB - Federal Farm Credit Bank

FG - Freddie Mac Gold Pool

FGIC - Financial Guaranty Insurance Co.

FH - Freddie Mac Non Gold Pool

FHLB - Federal Home Loan Banks

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FHR - Freddie Mac REMICS

FN - Fannie Mae Pool

FNMA - Federal National Mortgage Association (Fannie Mae)

FNR - Fannie Mae REMICS

FNW - Fannie Mae Whole Loan

FSA - Financial Security Assurance

G2 - Ginnie Mae II pool

GN - Ginnie Mae I pool

GNMA - Government National Mortgage Association (Ginnie Mae)

GNR - Ginnie Mae REMICS

MBIA - Municipal Bond Insurance Association

NCUA - National Credit Union Administration

Annual Report	6

Payden Cash Reserves Money Market Fund

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 60 days.

Portfolio Composition - percent of value
Repurchase Agreements	40%
U.S. Government Agency	25%
Other	17%
U.S. Government Guaranteed	27%
U.S. Treasury	7%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (Cost - $199,533) (27%)
12,000,000	Ally Financial Inc., 0.35%, 12/19/12	$12,017
4,406,000	American Express Bank FSB, 3.15%, 12/9/11	4,420
15,571,000	Bank of America Corp., 2.10%, 4/30/12	15,719
3,000,000	Bank of America Corp., 2.375%, 6/22/12	3,041
21,700,000	Bank of New York Mellon Corp., 0.52%, 6/29/12	21,748
8,300,000	Bank of the West, 2.15%, 3/27/12	8,368
25,060,000	Citigroup Inc., 2.875%, 12/9/11	25,133
8,780,000	General Electric Capital Corp., 3.00%, 12/9/11	8,807
29,000,000	HSBC USA Inc., 3.125%, 12/16/11	29,109
25,991,000	JPMorgan Chase & Co., 3.125%, 12/1/11	26,055
15,000,000	Morgan Stanley, 3.25%, 12/1/11	15,036
10,000,000	Regions Bank, 3.25%, 12/9/11	10,033
5,100,000	State Street Corp., 2.15%, 4/30/12	5,150
5,700,000	SunTrust Bank, 3.00%, 11/16/11	5,707
1,907,000	U.S. Bancorp, 2.25%, 3/13/12	1,922
1,665,000	Wells Fargo & Co., 1.18%, 12/9/11	1,667
5,584,000	Wells Fargo & Co., 3.00%, 12/9/11	5,601

		199,533

NCUA Guaranteed (Cost - $934) (0%)
920,000	U.S. Central Federal Credit Union, 1.90%, 10/19/12	934
U.S. Government Agency (Cost - $186,806) (25%)
20,000,000	FFCB, 0.19%, 12/8/11	20,000
15,000,000	FFCB, 0.26%, 9/7/12	15,004
25,000,000	FHLB, 0.10%, 1/11/12	24,999
5,000,000	FHLB, 0.12%, 2/27/12	4,999
10,000,000	FHLB, 0.15%, 11/8/11	10,000
5,000,000	FHLB, 0.33%, 9/18/12	5,000
8,000,000	FHLB, 0.35%, 8/10/12	8,000
12,000,000	FHLMC, 0.17%, 11/2/12	11,994
20,600,000	FHLMC, 0.16%, 1/11/12	20,600
12,500,000	FHLMC, 1.75%, 6/15/12	12,616
10,000,000	FHLMC, 2.125%, 3/23/12	10,070
3,000,000	FNMA, 0.23%, 7/26/12	2,999
35,000,000	FNMA, 0.27%, 12/28/12	35,031
5,417,000	FNMA, 5.00%, 2/16/12	5,494

		186,806

Principal or Shares	Security Description	Value (000)
U.S. Treasury (Cost - $50,218) (7%)
10,000,000	U.S. Treasury Note, 0.625%, 7/2/12	$10,026
5,000,000	U.S. Treasury Note, 0.75%, 11/30/11	5,002
15,000,000	U.S. Treasury Note, 0.75%, 5/31/12	15,047
10,000,000	U.S. Treasury Note, 1.375%, 3/15/12	10,040
10,000,000	U.S. Treasury Note, 1.875%, 6/15/12	10,103

		50,218

Investment Company (Cost - $7,242) (1%)
7,242,254	Dreyfus Treasury Cash Management Fund	7,242
Repurchase Agreement (Cost - $300,000) (40%)
100,000,000	Deutsche Bank Tri Party, 0.08%, 11/3/11 (a)	100,000
125,000,000	Goldman Sachs Tri Party, 0.12%, 11/7/11 (b)	125,000
75,000,000	RBC Capital Tri Party, 0.10%, 11/1/11 (c)	75,000

		300,000

Total (Cost - $744,733) (100%)		744,733
Other Assets, net of Liabilities (0%)		1,986

Net Assets (100%)		$746,719

(a)	The repurchase agreement dated 10/27/2011 is collateralized by the following securities:

Deutsche Bank Tri Party
3,886,617	FNMA, maturity from Aug 23-Nov 40, yielding from 3.50%-7.00%	$2,279
256,055,993	GNMA, maturity from Jan 26-Dec 52, yielding from 3.50%-7.00%	99,786

		$102,065

7	Payden Mutual Funds

(b)	The repurchase agreement dated 10/31/2011 is collateralized by the following securities:

Goldman Sachs Tri Party
17,971,859	GNMA, 4.50%, Jul 40	$18,751
50,528,000	GNMA, 4.00%, Dec 40	51,802
5,037,764	GNMA, 4.00%, Jul 41	5,332
49,573,027	GNMA, 4.50%, Jun 40	51,615

		$127,500

(c)	The repurchase agreement dated 10/31/2011 is collateralized by the following security:

RBC Capital Tri Party
75,520,152	FMAC, 3.50%, Nov 41	$76,500

See notes to financial statements.

Annual Report	8

Payden Limited Maturity Fund

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

Portfolio Composition - percent of value
Corporate	57%
Asset backed	10%
Mortgage backed	10%
U.S. Treasury	7%
Other	16%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Bonds (100%)
Asset Backed (10%)
1,489,539	AEP Texas Central Transition Funding LLC., 5.96%, 7/15/15	$1,567
1,099,113	AmeriCredit Automobile Receivables Trust, 0.77%, 12/9/13	1,099
186,674	Capital Auto Receivables Asset Trust, 5.39%, 2/18/14	187
241,034	Cars Alliance Funding PLC, 1.67%, 10/8/23 EUR (c)	335
2,000,000	Chase Issuance Trust, 0.33%, 5/15/15	2,000
2,900,000	CNH Equipment Trust, 0.62%, 6/16/14	2,898
1,279,619	Consumer Funding LLC, 5.43%, 4/20/15	1,335
302,332	Ford Credit Auto Owner Trust, 0.65%, 12/15/12	302
836,531	Globaldrive BV 144A, 2.11%, 4/20/19 EUR (b) (c)	1,165
166,097	Honda Auto Receivables Owner Trust, 0.32%, 3/15/12	166
2,500,000	Honda Auto Receivables Owner Trust, 0.67%, 4/21/14	2,502
1,520,000	Hyundai Capital Auto Funding Ltd. 144A, 1.23%, 9/20/16 (b)	1,511
1,950,000	MMAF Equipment Finance LLC 144A, 0.90%, 4/15/14 (b)	1,950
710,000	Penarth Master Issuer PLC 144A, 0.89%, 5/18/15 (b)	710
946,444	Volkswagen Auto Lease Trust, 0.77%, 1/22/13	947
2,000,000	Volkswagen Auto Loan Enhanced Trust, 2.14%, 8/22/16	2,039
205,683	Westlake Automobile Receivables Trust 144A, 0.39%, 5/15/12 (b)	206

		20,919

Commercial Paper (2%)
1,500,000	NOVIPP CP, 0.19%, 11/14/11 (e)	1,500
2,000,000	RBTSYS CP, 0.81%, 9/6/12 (e)	1,986

		3,486

Principal or Shares	Security Description	Value (000)
Corporate (57%)
1,000,000	American Express Credit Corp., 1.94%, 6/19/13 (f)	$1,013
500,000	American Honda Finance Corp. 144A, 0.53%, 3/27/12 (b)	500
1,120,000	American Honda Finance Corp. 144A, 0.86%, 8/5/13 (b)	1,124
330,000	American Honda Finance Corp. 144A, 2.37%, 3/18/13 (b)	332
2,000,000	Anheuser-Busch InBev Worldwide Inc., 1.08%, 3/26/13	2,012
1,500,000	Anheuser-Busch InBev Worldwide Inc., 9.75%, 11/17/15 BRL (c)	936
1,500,000	AT&T Inc., 5.87%, 8/15/12	1,560
700,000	BAA Funding Ltd., 3.97%, 2/15/12 EUR (c) (d)	979
1,100,000	Banco Bradesco SA/Cayman Islands 144A, 2.39%, 5/16/14 (b)	1,087
1,000,000	Bank of New York Mellon Corp., 0.53%, 1/31/14	994
2,000,000	Bank of Nova Scotia/Houston, 0.62%, 7/27/12	2,002
1,050,000	Banque PSA Finance SA 144A, 2.27%, 4/4/14 (b)	967
400,000	Banque PSA Finance SA, 3.50%, 1/17/14 EUR (c)	552
920,000	Barclays Bank PLC, 1.43%, 1/13/14	886
2,400,000	Barrick Gold Corp., 1.75%, 5/30/14 (f)	2,437
1,000,000	BB&T Corp., 1.12%, 4/28/14	995
750,000	BHP Billiton Finance USA Ltd., 5.50%, 4/1/14	832
590,000	Broadcom Corp., 1.50%, 11/1/13	599
2,220,000	Canadian Imperial Bank of Commerce/New York NY, 0.46%, 5/4/12	2,221
790,000	Capital One Financial Corp., 2.12%, 7/15/14	789
1,100,000	Caterpillar Financial Services Corp., 1.37%, 5/20/14 (f)	1,110
1,300,000	Caterpillar Inc., 1.37%, 5/27/14 (f)	1,316
1,200,000	Cia de Eletricidade do Estado da Bahia 144A, 11.75%, 4/27/16 BRL (b) (c)	740
3,000,000	Cisco Systems Inc., 0.59%, 3/14/14	2,998
810,000	Citigroup Inc., 1.13%, 2/15/13	797
1,000,000	Citigroup Inc., 2.28%, 8/13/13	994
1,500,000	Clorox Co., 5.00%, 3/1/13 (f)	1,574
800,000	Coca-Cola Enterprises Inc., 0.59%, 2/18/14	801
1,500,000	Columbus Southern Power Co., 0.74%, 3/16/12	1,500

9	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
1,530,000	Commonwealth Bank of Australia 144A, 0.90%, 3/19/13 (b)	$1,529
1,000,000	Commonwealth Bank of Australia 144A, 1.08%, 3/17/14 (b)	984
300,000	Compagnie de Saint-Gobain, 1.81%, 4/11/12 EUR (c)	418
2,200,000	Covidien International Finance SA, 1.87%, 6/15/13	2,236
1,420,000	Credit Suisse New York, 1.36%, 1/14/14	1,395
750,000	CRH America Inc., 6.95%, 3/15/12	765
1,410,000	Daimler Finance North America LLC 144A, 0.97%, 3/28/14 (b)	1,390
1,000,000	Danaher Corp., 0.60%, 6/21/13	1,002
720,000	DENTSPLY International Inc., 1.80%, 8/15/13	725
800,000	Diageo Capital PLC, 5.12%, 1/30/12	808
1,000,000	Dominion Resources Inc., 1.80%, 3/15/14 (f)	1,012
1,076,000	Dow Chemical Co., 4.85%, 8/15/12	1,108
1,650,000	Dr Pepper Snapple Group Inc., 1.70%, 12/21/11	1,652
750,000	DTE Energy Co., 1.03%, 6/3/13	750
360,000	eBay Inc., 0.87%, 10/15/13 (f)	361
410,000	ERAC USA Finance LLC. 144A, 2.75%, 7/1/13 (b)	415
700,000	General Electric Capital Corp., 1.25%, 1/15/13	703
1,700,000	General Electric Capital Corp., 1.87%, 9/16/13	1,718
1,500,000	General Mills Inc., 5.25%, 8/15/13	1,612
1,600,000	Georgia Power Co., 0.66%, 3/15/13	1,603
750,000	Georgia Power Co., 0.67%, 1/15/13	751
1,000,000	Goldman Sachs Group Inc., 1.26%, 2/7/14	957
900,000	Hartford Life Institutional Funding, 5.37%, 1/17/12 GBP (c)	1,474
250,000	HCP Inc., 2.70%, 2/1/14 (f)	248
800,000	Hewlett-Packard Co., 1.90%, 9/19/14	806
670,000	HSBC Bank PLC 144A, 1.62%, 8/12/13 (b)	667
750,000	HSBC Finance Corp., 0.65%, 1/15/14	700
1,020,000	Husky Energy Inc., 6.25%, 6/15/12	1,052
1,030,000	ING Bank NV 144A, 1.39%, 3/15/13 (b)	1,017
380,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (b)	393
1,420,000	John Deere Capital Corp., 0.55%, 3/3/14	1,417
750,000	John Deere Capital Corp., 0.55%, 7/15/13	750
520,000	Johnson Controls Inc., 0.67%, 2/4/14	520
930,000	JPMorgan Chase & Co., 1.21%, 1/24/14	925
625,000	Kellogg Co., 4.25%, 3/6/13	652
1,288,000	Kellogg Co., 5.125%, 12/3/12	1,347
700,000	Kraft Foods Inc., 2.62%, 5/8/13	715
700,000	Kraft Foods Inc., 5.25%, 10/1/13	746
800,000	Kraft Foods Inc., 6.00%, 2/11/13	846
965,000	Kroger Co., 5.50%, 2/1/13 (f)	1,013
508,000	Kroger Co., 6.75%, 4/15/12	521
1,470,000	Lloyds TSB Bank PLC, 2.76%, 1/24/14	1,427
600,000	MassMutual Global Funding 144A, 0.49%, 12/6/13 (b)	599
1,010,000	MassMutual Global Funding 144A, 0.86%, 9/27/13 (b)	1,015
1,000,000	Merrill Lynch & Co. Inc., 5.45%, 2/5/13	1,011
1,000,000	MetLife Inc., 1.51%, 8/6/13	1,006
310,000	MetLife Inc., 2.37%, 2/6/14	318
1,000,000	Metropolitan Life Global Funding I 144A, 2.00%, 1/10/14 (b)	1,007
1,000,000	Morgan Stanley, 5.30%, 3/1/13 (f)	1,026
960,000	National Australia Bank Ltd. 144A, 0.87%, 1/8/13 (b)	961
600,000	National Grid PLC, 1.92%, 1/18/12 EUR (c)	837
960,000	NextEra Energy Capital Holdings Inc., 0.67%, 11/9/12	960
1,000,000	Nordea Bank AB 144A, 1.30%, 1/14/14 (b)	1,005
770,000	Nordea Bank Finland PLC, 0.69%, 4/13/12	771
600,000	Novartis Capital Corp., 1.90%, 4/24/13 (f)	614

Principal or Shares	Security Description	Value (000)
650,000	PepsiCo Inc., 0.87%, 10/25/13	$651
1,500,000	Philip Morris International Inc., 4.87%, 5/16/13	1,590
720,000	Pricoa Global Funding 144A, 0.52%, 1/30/12 (b)	719
870,000	Procter & Gamble Co., 0.70%, 8/15/14 (f)	870
1,000,000	Prudential Financial Inc., 3.625%, 9/17/12	1,022
300,000	Quest Diagnostic Inc., 1.20%, 3/24/14	302
700,000	RCI Banque SA 144A, 2.26%, 4/11/14 (b)	649
500,000	RCI Banque SA, 2.45%, 4/7/15 EUR (c)	647
2,000,000	Royal Bank of Canada, 0.70%, 4/17/14	1,988
920,000	Royal Bank of Scotland PLC, 3.25%, 1/11/14	914
1,500,000	Safeway Inc., 5.80%, 8/15/12	1,553
1,150,000	Sanofi, 0.56%, 3/28/13 (f)	1,153
580,000	Sanofi, 1.62%, 3/28/14	591
1,240,000	SBAB Bank AB, 2.16%, 2/1/13 EUR (c)	1,728
100,000	Southern Co., 5.30%, 1/15/12	101
410,000	SpareBank 1 Boligkreditt AS 144A, 1.25%, 10/25/13 (b)	410
1,160,000	Standard Chartered Bank New York, 0.69%, 11/16/11	1,160
670,000	SunTrust Bank, 1.05%, 6/22/12 GBP (c)	1,074
400,000	Svenska Handelsbanken AB 144A, 1.34%, 9/14/12 (b)	403
1,390,000	Svenska Handelsbanken, 0.85%, 1/18/13	1,389
1,700,000	Target Corp., 0.57%, 7/18/14	1,698
750,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	741
2,200,000	Teva Pharmaceutical Finance III BV, 0.85%, 3/21/14	2,201
810,000	Texas Instruments Inc., 0.87%, 5/15/13	813
270,000	Thermo Fisher Scientific Inc., 2.15%, 12/28/12	274
1,330,000	Toronto-Dominion Bank, 0.70%, 7/14/14	1,329
810,000	Toyota Motor Credit Corp., 1.375%, 8/12/13 (f)	821
1,030,000	Union Bank NA, 1.28%, 6/6/14	1,019
1,300,000	Verizon Communications Inc., 0.97%, 3/28/14	1,306
700,000	VF Corp., 1.05%, 8/23/13	700
500,000	Vodafone Group PLC, 2.04%, 9/5/13 EUR (c)	699
640,000	Volkswagen International Finance NV 144A, 1.62%, 8/12/13 (b)	642
1,000,000	Wachovia Corp., 4.87%, 2/15/14	1,053
1,200,000	Wachovia Corp., 5.50%, 5/1/13 (f)	1,276
250,000	Western Union Co., 0.91%, 3/7/13	251
1,400,000	Westpac Banking Corp. 144A, 0.94%, 4/8/13 (b)	1,402
1,500,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	1,517

		123,563

FDIC Guaranteed (3%)
2,800,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/12 (b)	2,774
610,842	FDIC Structured Sale Guaranteed Notes 144A, 0.78%, 2/25/48 (b)	611
2,710,896	FDIC Structured Sale Guaranteed Notes 144A, 0.95%, 12/4/20 (b)	2,711

		6,096

Foreign Government (2%)
2,600,000	Canadian Government, 1.50%, 6/1/12 CAD (c)	2,626
1,400,000	Province of Manitoba Canada, 5.00%, 2/15/12	1,417

		4,043

Foreign Government Guaranteed (3%)
2,000,000	ANZ National International Ltd. 144A, 3.25%, 4/2/12 (b)	2,023
3,000,000	LeasePlan Corp. NV 144A, 3.00%, 5/7/12 (b)	3,035
1,500,000	Westpac Banking Corp. 144A, 0.53%, 12/14/12 (b)	1,503
500,000	Westpac Securities NZ Ltd. 144A, 2.50%, 5/25/12 (b)	505

		7,066

Annual Report	10

Principal or Shares	Security Description	Value (000)
Mortgage Backed (10%)
1,380,000	Arkle Master Issuer PLC 144A, 1.44%, 5/17/60 (b)	$1,375
342,699	Asset Backed Funding Certificates, 0.55%, 4/25/34	282
52,858	Bear Stearns Alt-A Trust, 2.54%, 3/25/34	48
806,123	Extended Stay America Trust 144A, 2.95%, 11/5/27 (b)	804
694,957	FH 1B2612 ARM, 2.67%, 11/1/34	718
362,163	FH 847515 ARM, 2.55%, 2/1/34	381
223,214	FHR 3540 CD, 2.00%, 6/15/14	224
3,500,000	FN 468531 ARM, 0.57%, 7/1/16	3,516
103,712	FN 708229 ARM, 2.12%, 4/1/33	109
730,685	FN 745017 15YR, 4.50%, 7/1/20	783
2,545,869	FN 784365 ARM, 2.04%, 5/1/34	2,663
151,117	FN 878544 ARM, 2.60%, 3/1/36	160
695,728	FN 889821 ARM, 2.50%, 12/1/36	732
842,362	FN AD0079 ARM, 2.50%, 11/1/35	885
2,633,579	FN AL0502 30YR, 3.09%, 6/1/41	2,738
1,290,000	Fosse Master Issuer PLC 144A, 1.80%, 10/18/54 (b)	1,286
34,455	GMAC Mortgage Corp. Loan Trust, 5.00%, 11/25/33	34
672,462	GNR 02-48 FT, 0.44%, 12/16/26	672
639,828	GNR 09-8 LA, 5.00%, 4/20/33	644
850,000	Granite Master Issuer PLC, 0.67%, 12/17/54	431
852,479	Harborview Mortgage Loan Trust, 2.80%, 1/19/35	619
360,068	Homebanc Mortgage Trust, 1.10%, 8/25/29	248
377,639	Long Beach Mortgage Loan Trust, 6.09%, 8/25/33	171
650,775	MASTR Asset Securitization Trust, 5.00%, 7/25/19	673
345,037	Sequoia Mortgage Trust, 1.04%, 10/20/27	305
349,833	Structured Adjustable Rate Mortgage Loan Trust, 2.53%, 9/25/34	263
456,477	Structured Asset Mortgage Investments Inc., 4.04%, 7/25/32	437

		21,201

Municipal (2%)
1,360,000	Louisiana State, 0.96%, 7/15/14	1,354
1,590,000	Minnesota School District Capital Equipment Borrowing Program, 2.00%, 9/9/12	1,614
1,300,000	South Carolina State Public Service Authority, 0.93%, 6/2/14	1,300
260,000	University of California, 1.98%, 5/15/50	265

		4,533

NCUA Guaranteed (2%)
1,150,000	NCUA Guaranteed Notes, 0.26%, 6/12/13	1,149
764,732	NCUA Guaranteed Notes, 0.61%, 11/6/17	765
73,160	NCUA Guaranteed Notes, 0.64%, 2/6/20	73
1,093,227	NCUA Guaranteed Notes, 0.69%, 1/8/20	1,096
1,309,524	NCUA Guaranteed Notes, 0.69%, 10/7/20	1,311
695,764	NCUA Guaranteed Notes, 1.60%, 10/29/20	703

		5,097

U.S. Government Agency (2%)
2,000,000	FHLB Disc Note, 0.18%, 10/4/12 (e)	1,997
2,000,000	FNMA Disc Note, 0.17%, 7/16/12 (e)	1,999

		3,996

U.S. Treasury (7%)
3,000,000	U.S. Treasury Bill, 0.09%, 9/20/12 (e)	2,998
500,000	U.S. Treasury Bill, 0.19%, 2/9/12 (e)	500

Principal or Shares	Security Description	Value (000)
10,000,000	U.S. Treasury Note, 0.12%, 9/30/13	$9,976
2,000,000	U.S. Treasury Note, 0.37%, 9/30/12	2,004

		15,478

Total Bonds (Cost - $216,665)		215,478

Investment Company (Cost - $9,861) (4%)
9,861,436	Payden Cash Reserves Money Market Fund *	9,861

Total (Cost - $226,526) (a) (104%)		225,339
Liabilities in excess of Other Assets (-4%)		(8,846)

Net Assets (100%)		$216,493

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$833
Unrealized depreciation	(2,020)

Net unrealized depreciation	$(1,187)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.

(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Yield to maturity at time of purchase.

(f)	All or a portion of these securities are on loan. At October 31, 2011, the total market value of the Fund’s securities on loan is $8,929 and the total market value of the collateral held by the Fund is $9,198. Amounts in 000s.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Asset:
11/1/2011	Euro (Sell 229)	Citigroup	$5

Liabilities:
12/12/2011	Brazilian Real (Sell 2,905)	HSBC Securities	$(87)
11/8/2011	British Pound (Sell 1,610)	HSBC Securities	(115)
11/8/2011	Canadian Dollar (Sell 2,624)	Royal Bank of Scotland	(132)
11/8/2011	Euro (Sell 5,309)	Citigroup	(326)

			$(660)

11	Payden Mutual Funds

See notes to financial statements.

Payden Limited Maturity Fund continued

Payden Short Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade sucurities with a maximum average portfolio maturity not to exceed three years.

Portfolio Composition - present of value
Corporate	66%
Mortgage backed	11%
U.S. Tresuary	9%
U.S. Govt Guaranteed	7%
Other	7%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Bonds (102%)
Asset Backed (4%)
619,801	Cars Alliance Funding PLC, 1.67%, 10/8/23 EUR (d)	$861
2,150,000	First Investors Auto Owner Trust 144A, 3.40%, 3/15/16 (b)	2,149
1,873,101	Globaldrive BV 144A, 2.11%, 4/20/19 EUR (b) (d)	2,608
5,190,000	Hyundai Capital Auto Funding Ltd. 144A, 1.23%, 9/20/16 (b)	5,158
1,247,857	L.A. Arena Funding LLC 144A, 7.656%, 12/15/26 (b)	1,267
2,940,000	MMAF Equipment Finance LLC 144A, 1.27%, 9/15/15 (b)	2,948
1,600,000	Penarth Master Issuer PLC 144A, 0.89%, 5/18/15 (b)	1,600

		16,591

Corporate (67%)
980,000	AES Corp., 7.75%, 3/1/14	1,058
1,020,000	Airgas Inc., 2.85%, 10/1/13	1,043
850,000	Alabama Power Co., 5.80%, 11/15/13 (f)	932
1,750,000	Ally Financial Inc., 4.50%, 2/11/14	1,715
600,000	America Movil SAB de CV, 3.62%, 3/30/15	635
2,420,000	American Express Credit Corp., 1.20%, 6/24/14	2,372
1,100,000	American Honda Finance Corp. 144A, 0.86%, 8/5/13 (b)	1,104
870,000	American Honda Finance Corp. 144A, 2.37%, 3/18/13 (b)	874
500,000	American Honda Finance Corp. 144A, 4.62%, 4/2/13 (b)	522
1,045,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	1,040
1,400,000	Amgen Inc., 2.30%, 6/15/16 (f)	1,439
1,430,000	Anglo American Capital PLC 144A, 2.15%, 9/27/13 (b)	1,429
2,410,000	Anheuser-Busch InBev Worldwide Inc., 2.50%, 3/26/13 (f)	2,468
720,000	Anheuser-Busch InBev Worldwide Inc., 3.00%, 10/15/12	735
5,300,000	Anheuser-Busch InBev Worldwide Inc., 9.75%, 11/17/15 BRL (d)	3,309
1,210,000	AT&T Inc., 2.40%, 8/15/16	1,238

Principal or Shares	Security Description	Value (000)
1,200,000	AT&T Inc., 4.85%, 2/15/14	$1,304
2,450,000	BAA Funding Ltd., 3.97%, 2/15/12 EUR (d) (e)	3,427
2,800,000	Banco Bradesco SA/Cayman Islands 144A, 2.39%, 5/16/14 (b)	2,767
2,520,000	Banco de Credito del Peru/Panama 144A, 4.75%, 3/16/16 (b)	2,534
2,340,000	Banco do Brasil SA/Cayman 144A, 4.50%, 1/22/15 (b)	2,448
1,400,000	Bank of America Corp., 4.90%, 5/1/13	1,416
3,000,000	Bank of Nova Scotia, 2.25%, 1/22/13	3,057
3,200,000	Banque PSA Finance SA, 3.50%, 1/17/14 EUR (d)	4,412
1,950,000	Barclays Bank PLC, 1.43%, 1/13/14	1,879
890,000	Barrick Gold Corp., 1.75%, 5/30/14 (f)	904
1,100,000	BB&T Corp., 3.375%, 9/25/13 (f)	1,143
1,800,000	Beam Inc., 3.00%, 6/1/12	1,822
5,650,000	Berkshire Hathaway Inc., 3.75%, 8/15/21 (f)	5,813
600,000	BHP Billiton Finance USA Ltd., 5.50%, 4/1/14	666
2,000,000	Cadbury Schweppes US Finance LLC 144A, 5.12%, 10/1/13 (b)	2,136
2,250,000	Caisse Centrale Desjardins du Quebec 144A, 1.70%, 9/16/13 (b)	2,261
3,080,000	Canadian Imperial Bank of Commerce/Canada 144A, 2.00%, 2/4/13 (b)	3,123
1,660,000	Capital One Financial Corp., 2.12%, 7/15/14	1,659
745,000	Carolina Power & Light Co., 6.50%, 7/15/12	775
1,675,000	Case New Holland Inc., 7.75%, 9/1/13	1,792
1,260,000	Caterpillar Financial Services Corp., 2.00%, 4/5/13 (f)	1,281
1,500,000	Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	1,648
250,000	Cemex SAB de CV 144A, 3.25%, 3/15/16 (b)	148
1,750,000	Charter Communications Operating LLC 144A, 8.00%, 4/30/12 (b)	1,798
1,750,000	China Resources Land Ltd. 144A, 4.62%, 5/19/16 (b)	1,718
2,700,000	Cia de Eletricidade do Estado da Bahia 144A, 11.75%, 4/27/16 BRL (b) (d)	1,666
1,850,000	Cisco Systems Inc., 1.62%, 3/14/14 (f)	1,886
1,355,000	CIT Group Inc. 144A, 5.25%, 4/1/14 (b)	1,355
2,320,000	Citigroup Inc., 1.13%, 2/15/13 (f)	2,281
1,000,000	Citigroup Inc., 5.30%, 10/17/12	1,027

Annual Report	12

Payden Short Bond Fund continued

Principal or Shares	Security Description	Value (000)
1,000,000	Citigroup Inc., 6.00%, 12/13/13	$1,059
1,500,000	Clorox Co., 5.00%, 3/1/13	1,574
1,600,000	Columbus Southern Power Co., 5.50%, 3/1/13	1,684
1,780,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	1,897
2,500,000	Commonwealth Bank of Australia 144A, 2.12%, 3/17/14 (b)	2,528
1,700,000	Complete Production Services Inc., 8.00%, 12/15/16	1,776
1,300,000	ConocoPhillips, 4.75%, 2/1/14	1,417
1,250,000	Consumers Energy Co., 5.375%, 4/15/13	1,325
790,000	Corn Products International Inc., 3.20%, 11/1/15	813
2,610,000	Corrections Corp of America, 6.25%, 3/15/13	2,618
1,175,000	Covidien International Finance SA, 1.87%, 6/15/13	1,194
4,030,000	Credit Suisse New York, 1.36%, 1/14/14	3,958
1,100,000	CRH America Inc., 6.95%, 3/15/12	1,122
455,000	CSC Holdings LLC, 8.50%, 4/15/14	502
1,215,000	CSC Holdings LLC, 8.50%, 6/15/15	1,324
3,360,000	Daimler Finance North America LLC 144A, 1.95%, 3/28/14 (b)	3,343
590,000	Danaher Corp., 1.30%, 6/23/14	597
2,630,000	Danske Bank AS 144A, 1.45%, 4/14/14 (b) (f)	2,529
1,580,000	DENTSPLY International Inc., 1.80%, 8/15/13	1,591
550,000	Deutsche Telekom International Finance BV, 5.875%, 8/20/13	589
2,370,000	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 4.75%, 10/1/14 (f)	2,574
1,620,000	Dow Chemical Co., 2.50%, 2/15/16 (f)	1,629
2,960,000	Dow Chemical Co., 4.85%, 8/15/12	3,049
1,660,000	DTE Energy Co., 1.03%, 6/3/13	1,660
650,000	Duke Energy Corp., 3.95%, 9/15/14	696
1,650,000	Enterprise Products Operating LLC, 3.20%, 2/1/16 (f)	1,711
800,000	Enterprise Products Operating LLC, 5.60%, 10/15/14 (f)	883
360,000	Equifax Inc., 4.45%, 12/1/14	382
1,100,000	ERAC USA Finance LLC 144A, 2.25%, 1/10/14 (b)	1,106
1,300,000	ERAC USA Finance LLC. 144A, 2.75%, 7/1/13 (b)	1,315
1,680,000	Express Scripts Inc., 5.25%, 6/15/12	1,723
2,360,000	Ford Motor Credit Co. LLC, 3.87%, 1/15/15	2,363
1,375,000	Frontier Communications Corp, 6.25%, 1/15/13	1,413
1,800,000	General Electric Capital Corp., 1.25%, 1/15/13	1,808
2,300,000	General Electric Capital Corp., 1.87%, 9/16/13	2,325
825,000	General Electric Capital Corp., 2.80%, 1/8/13 (f)	842
1,730,000	General Electric Capital Corp., 3.75%, 11/14/14 (f)	1,827
1,260,000	General Electric Capital Corp., 5.90%, 5/13/14	1,386
1,380,000	Genzyme Corp., 3.62%, 6/15/15	1,481
2,030,000	Georgia Power Co., 1.30%, 9/15/13	2,045
2,660,000	Goldman Sachs Group Inc., 1.26%, 2/7/14	2,546
1,060,000	Hartford Financial Services Group Inc., 4.00%, 3/30/15	1,063
2,690,000	HCP Inc., 2.70%, 2/1/14 (f)	2,667
1,910,000	Health Care REIT Inc., 6.00%, 11/15/13 (f)	2,007
2,100,000	Hewlett-Packard Co., 2.35%, 3/15/15 (f)	2,142
1,800,000	HSBC Bank PLC 144A, 1.62%, 7/7/14 (b) (f)	1,806
2,360,000	HSBC Bank PLC 144A, 1.62%, 8/12/13 (b)	2,350
720,000	Hyundai Capital America 144A, 3.75%, 4/6/16 (b)	713
1,180,000	ICICI Bank Ltd. 144A, 5.50%, 3/25/15 (b)	1,214
2,605,000	ING Bank NV 144A, 1.39%, 3/15/13 (b)	2,571
2,000,000	ING Bank NV 144A, 3.90%, 3/19/14 (b)	2,139
1,160,000	Intel Corp., 1.95%, 10/1/16 (f)	1,185
1,300,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (b)	1,345
1,110,000	IPIC GMTN Ltd. 144A, 3.12%, 11/15/15 (b)	1,122

Principal or Shares	Security Description	Value (000)
2,160,000	JB Hunt Transport Services Inc., 3.37%, 9/15/15	$2,175
1,780,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	1,664
3,420,000	John Deere Capital Corp., 1.60%, 3/3/14 (f)	3,501
1,200,000	JPMorgan Chase & Co., 4.75%, 5/1/13	1,262
750,000	JPMorgan Chase & Co., 5.37%, 10/1/12	782
1,400,000	KeyCorp, 3.75%, 8/13/15 (f)	1,429
3,100,000	Kinder Morgan Energy Partners LP, 7.125%, 3/15/12	3,163
4,230,000	Korea Finance Corp., 3.25%, 9/20/16	4,174
2,740,000	Korea National Oil Corp. 144A, 2.87%, 11/9/15 (b)	2,699
650,000	Kraft Foods Inc., 2.62%, 5/8/13 (f)	664
760,000	Kraft Foods Inc., 5.25%, 10/1/13	810
4,160,000	Lloyds TSB Bank PLC, 2.76%, 1/24/14	4,038
1,540,000	Lockheed Martin Corp., 2.12%, 9/15/16	1,557
1,970,000	Lorillard Tobacco Co., 3.50%, 8/4/16	1,980
1,400,000	Merrill Lynch & Co. Inc., 6.05%, 8/15/12	1,420
1,150,000	Micron Technology Inc. 144A, 1.50%, 8/1/31 (b)	957
2,750,000	Morgan Stanley, 1.40%, 4/29/13	2,663
2,030,000	NASDAQ OMX Group Inc., 4.00%, 1/15/15	2,105
740,000	National Rural Utilities Cooperative Finance Corp., 1.12%, 11/1/13	742
460,000	NBCUniversal Media LLC, 2.10%, 4/1/14 (f)	468
1,720,000	NBCUniversal Media LLC, 3.65%, 4/30/15	1,817
2,250,000	NextEra Energy Capital Holdings Inc., 2.55%, 11/15/13	2,298
1,680,000	Nissan Motor Acceptance Corp. 144A, 3.25%, 1/30/13 (b)	1,710
990,000	Noble Group Ltd. 144A, 8.50%, 5/30/13 (b)	1,064
500,000	Northern States Power Co. MN, 8.00%, 8/28/12	530
400,000	Novartis Capital Corp., 4.125%, 2/10/14	432
2,500,000	Petroleos Mexicanos, 4.875%, 3/15/15	2,672
400,000	Pfizer Inc., 3.625%, 6/3/13 EUR (d)	577
1,000,000	Plains Exploration & Production Co., 7.75%, 6/15/15	1,043
1,000,000	Progress Energy Inc., 6.05%, 3/15/14	1,109
1,875,000	Prudential Financial Inc., 2.75%, 1/14/13 (f)	1,898
2,000,000	Prudential Financial Inc., 5.15%, 1/15/13	2,089
780,000	Quest Diagnostic Inc., 1.20%, 3/24/14	785
1,850,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 144A, 4.50%, 9/30/12 (b)	1,889
3,800,000	RCI Banque SA 144A, 2.26%, 4/11/14 (b)	3,524
1,260,000	Rockies Express Pipeline LLC 144A, 3.90%, 4/15/15 (b)	1,239
750,000	Rogers Communications Inc., 6.25%, 6/15/13	808
820,000	Rogers Communications Inc., 6.375%, 3/1/14	914
1,500,000	Royal Bank of Canada, 2.25%, 3/15/13	1,536
2,640,000	Royal Bank of Scotland PLC, 3.25%, 1/11/14	2,624
1,100,000	Sanofi, 1.62%, 3/28/14	1,120
2,600,000	SBAB Bank AB, 2.16%, 2/1/13 EUR (d)	3,624
1,650,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16 (f)	1,733
410,000	Simon Property Group LP, 4.20%, 2/1/15 (f)	434
1,410,000	SpareBank 1 Boligkreditt AS 144A, 1.25%, 10/25/13 (b)	1,411
1,375,000	Sprint Capital Corp., 8.375%, 3/15/12 (f)	1,396
965,000	Statoil ASA, 2.90%, 10/15/14	1,021
1,150,000	Steel Dynamics Inc., 7.375%, 11/1/12 (f)	1,195
810,000	Stryker Corp., 3.00%, 1/15/15	852
665,000	Target Corp., 1.12%, 7/18/14	671
2,500,000	Telecom Italia SPA, 2.07%, 12/6/12 EUR (d)	3,399
2,000,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	1,976
710,000	Tesoro Corp., 6.625%, 11/1/15	725
3,200,000	Teva Pharmaceutical Finance III BV, 0.85%, 3/21/14	3,202
1,315,000	Texas Instruments Inc., 0.87%, 5/15/13	1,319
1,010,000	Time Warner Inc., 3.15%, 7/15/15	1,054

13	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
2,625,000	Toronto-Dominion Bank, 2.50%, 7/14/16	$2,690
2,560,000	Toyota Motor Credit Corp., 2.00%, 9/15/16 (f)	2,574
1,000,000	TransCanada PipeLines Ltd., 3.40%, 6/1/15	1,059
2,740,000	Union Bank NA, 2.12%, 12/16/13	2,779
2,120,000	US Bancorp, 1.37%, 9/13/13 (f)	2,142
1,380,000	Valeant Pharmaceuticals International 144A, 6.50%, 7/15/16 (b)	1,387
1,050,000	Valero Energy Corp., 6.875%, 4/15/12 (f)	1,077
2,750,000	Vedanta Resources PLC 144A, 6.75%, 6/7/16 (b)	2,558
1,240,000	Veolia Environnement, 5.25%, 6/3/13	1,310
1,100,000	Viacom Inc., 4.375%, 9/15/14	1,185
3,200,000	Vodafone Group PLC, 4.15%, 6/10/14	3,450
2,240,000	Volkswagen International Finance NV 144A, 1.62%, 8/12/13 (b)	2,247
2,000,000	Vornado Realty LP, 4.25%, 4/1/15	2,047
1,020,000	Wachovia Bank NA, 4.80%, 11/1/14 (f)	1,086
2,830,000	WellPoint Inc., 2.37%, 2/15/17	2,808
2,555,000	Westfield Capital LLC 144A, 5.12%, 11/15/14 (b)	2,735
1,278,000	Westpac Banking Corp., 2.25%, 11/19/12	1,297
1,500,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	1,517
4,900,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	5,064
1,310,000	Woodside Finance Ltd. 144A, 4.50%, 11/10/14 (b)	1,392
560,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (b)	567

		309,501

FDIC Guaranteed (6%)
5,000,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/12 (b)	4,953
6,600,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/13 (b)	6,476
1,221,683	FDIC Structured Sale Guaranteed Notes 144A, 0.78%, 2/25/48 (b)	1,221
7,870,343	FDIC Structured Sale Guaranteed Notes 144A, 0.95%, 12/4/20 (b)	7,870
2,246,018	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (b)	2,309
3,522,580	FDIC Trust 144A, 2.18%, 5/25/50 (b)	3,529

		26,358

Foreign Government (2%)
4,500,000	Canadian Government, 3.50%, 6/1/13 CAD (d)	4,709
3,000,000	Province of Ontario Canada, 1.60%, 9/21/16	2,970
1,500,000	Republic of Panama, 7.25%, 3/15/15	1,740
460,000	Republic of Panama, 9.375%, 7/23/12 (f)	486

		9,905

Mortgage Backed (11%)
5,233,200	Adjustable Rate Mortgage Trust, 4.18%, 3/25/37	2,388
3,680,000	Arkle Master Issuer PLC 144A, 1.44%, 5/17/60 (b)	3,666
1,325,573	Banc of America Mortgage Securities Inc., 2.79%, 10/20/32	1,248
3,824,167	Extended Stay America Trust 144A, 2.95%, 11/5/27 (b)	3,816
5,200,000	FN 468531 ARM, 0.57%, 7/1/16	5,224
1,904,579	FN 708229 ARM, 2.12%, 4/1/33	2,000
868,177	FN 743821 ARM, 2.25%, 11/1/33	902
704,660	FN 755867 ARM, 2.50%, 12/1/33	740
893,904	FN 790762 ARM, 2.16%, 9/1/34	926
1,100,838	FN 790764 ARM, 2.18%, 9/1/34	1,140
1,122,820	FN 794792 ARM, 2.26%, 10/1/34	1,171
973,365	FN 794797 ARM, 2.08%, 10/1/34	1,011
4,642,001	FN 995672 30YR, 4.50%, 4/1/39	4,916
5,073,503	FN AC8512 30YR, 4.50%, 12/1/39	5,373
6,810,000	G2SF 4.50%, 30YR TBA (c)	7,385

Principal or Shares	Security Description	Value (000)
3,613,483	Harborview Mortgage Loan Trust, 2.76%, 12/19/35	$2,279
427,318	Indymac Index Mortgage Loan Trust, 2.74%, 10/25/34	329
2,024,932	MLCC Mortgage Investors Inc., 1.95%, 2/25/36	1,704
1,321,920	MLCC Mortgage Investors Inc., 2.08%, 12/25/34	1,250
238,355	Morgan Stanley Mortgage Loan Trust, 2.17%, 7/25/34	197
147,318	Provident Funding Mortgage Loan Trust, 2.63%, 4/25/34	138
734,436	Sequoia Mortgage Trust, 1.04%, 10/20/27	650
2,489,259	Structured Adjustable Rate Mortgage Loan Trust, 2.49%, 8/25/34	1,989
370,230	Structured Adjustable Rate Mortgage Loan Trust, 2.55%, 10/25/34	311
1,304,435	Structured Asset Mortgage Investments Inc., 2.09%, 10/19/34	734

		51,487

Municipal (1%)
600,000	Citizens Property Insurance Corp., 5.00%, 3/1/13	628
2,700,000	Kentucky Asset Liability Commission, 3.16%, 4/1/18	2,774
920,000	University of California, 1.98%, 5/15/50	937

		4,339

NCUA Guaranteed (2%)
4,228,971	NCUA Guaranteed Notes, 0.61%, 11/6/17	4,230
1,088,949	NCUA Guaranteed Notes, 1.84%, 10/7/20	1,102
2,000,000	NCUA Guaranteed Notes, 2.90%, 10/29/20	2,091

		7,423

Supranational (0%)
8,400,000	Asian Development Bank, 3.37%, 5/20/14 NOK (d)	1,554
U.S. Treasury (9%)
7,930,000	U.S. Treasury Note, 0.12%, 9/30/13	7,911
14,705,000	U.S. Treasury Note, 0.25%, 9/15/14	14,643
890,000	U.S. Treasury Note, 0.37%, 9/30/12 (g)	892
4,450,000	U.S. Treasury Note, 0.75%, 9/15/13	4,491
5,750,000	U.S. Treasury Note, 1.00%, 8/31/16	5,762
5,760,000	U.S. Treasury Note, 1.00%, 9/30/16 (f)	5,765
4,320,000	U.S. Treasury Note, 2.12%, 8/15/21	4,302

		43,766

Total Bonds (Cost - $471,927)		470,924

Investment Company (Cost - $34,867) (7%)

34,867,496	Payden Cash Reserves Money Market Fund *	34,867

Total (Cost - $506,794) (a) (109%)		505,791
Liabilities in excess of Other Assets (-9%)		(43,300)

Net Assets (100%)		$462,491

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation	$7,430
Unrealized depreciation	(8,433)

Net unrealized depreciation	$(1,003)

Annual Report	14

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security purchased on a delayed delivery basis.

(d)	Principal in foreign currency.

(e)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	All or a portion of these securities are on loan. At October 31, 2011, the total market value of the Fund’s securities on loan is $ 33,146 and the total market value of the collateral held by the Fund is $34,064. Amounts in 000s.

(g)	All or a portion of the security is pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized (Depreciation) (000s)
Liabilities:
12/12/2011	Brazilian Real (Sell 8,597)	HSBC Securities	$(258)
11/8/2011	Canadian Dollar (Sell 4,748)	Royal Bank of Scotland	(239)
11/8/2011	Euro (Sell 13,705)	Citigroup	(840)
11/8/2011	Norwegian Krone (Sell 8,765)	Royal Bank of Scotland	(100)

			$(1,437)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized (Depreciation) (000s)
268	Australian 3 Year Bond Future	Dec-11	$30,109	$(354)
45	U.S. Treasury 10 Year Note Future	Dec-11	5,808	(7)

				$(361)

See notes to financial statements.

15	Payden Mutual Funds

Payden Short Bond Fund continued

Payden U.S. Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

Portfolio Composition - percent of value
U.S. Government Agency	10%
Mortgage backed	40%
U.S. Treasury	18%
U.S. Government Guaranteed	23%
Other	9%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Bonds (97%)
FDIC Guaranteed (11%)
1,300,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/12 (b)	$1,288
1,661,517	FDIC Structured Sale Guaranteed Notes 144A, 0.95%, 12/4/20 (b)	1,661
725,232	FDIC Structured Sale Guaranteed Notes 144A, 3.00%, 9/30/19 (b)	731
2,246,018	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (b)	2,309
1,095,063	FDIC Trust 144A, 2.18%, 5/25/50 (b)	1,097

		7,086

Mortgage Backed (40%)
1,740,601	FH 1B8378 ARM, 3.17%, 7/1/41	1,809
1,493,876	FHLB QR-9012, 5.00%, 8/15/12	1,540
1,314,202	FHLB, 2.60%, 4/20/15	1,356
252,351	FHR 2929 AC, 4.50%, 12/15/22	256
395,088	FHR 3540 CD, 2.00%, 6/15/14	397
1,621,774	FHR 3728 EH, 3.00%, 9/15/20	1,673
1,325,285	FHR 3750 GB, 2.50%, 10/15/20	1,370
3,892,656	FN 464313 5YR, 2.99%, 1/1/15	4,072
2,500,000	FN 468531 ARM, 0.57%, 7/1/16	2,511
1,300,000	FN 468880 ARM, 0.77%, 8/1/21	1,306
907,098	FN 935896 ARM, 3.91%, 6/1/40	956
663,353	FN AE5951 ARM, 3.17%, 10/1/40	690
1,787,071	FN AL0502 30YR, 3.09%, 6/1/41	1,858
904,870	FN MA0424 30YR, 3.50%, 5/1/20	949
691,254	FN MA0598 10YR, 3.50%, 12/1/20	725
752,067	G2 3809 30YR, 6.50%, 1/20/36	846
1,419,802	GNR 04-11 F, 0.54%, 2/20/34	1,423
244,071	GNR 04-73 JM, 0.00%, 9/16/34	233
146,783	GNR 05-58 NJ, 4.50%, 8/20/35	149
1,728,242	GNR 09-66 CA, 2.25%, 8/16/39	1,773

		25,892

NCUA Guaranteed (12%)
790,000	NCUA Guaranteed Notes, 0.26%, 6/12/13	789
1,690,059	NCUA Guaranteed Notes, 0.61%, 11/6/17	1,691
2,891,933	NCUA Guaranteed Notes, 0.80%, 12/8/20	2,909

Principal or Shares	Security Description	Value (000)
13,732	NCUA Guaranteed Notes, 1.60%, 10/29/20	$14
634,956	NCUA Guaranteed Notes, 1.84%, 10/7/20	643
1,500,000	NCUA Guaranteed Notes, 2.90%, 10/29/20	1,568

		7,614

U.S. Government Agency (10%)
1,700,000	FHLMC, 1.00%, 8/27/14	1,715
3,050,000	FNMA, 2.625%, 11/20/14	3,233
1,702,000	FNMA, 2.75%, 3/13/14	1,794

		6,742

U.S. Treasury (18%)
1,500,000	U.S. Treasury Note, 0.75%, 8/15/13	1,513
250,000	U.S. Treasury Note, 0.75%, 9/15/13	252
2,500,000	U.S. Treasury Note, 1.75%, 5/31/16	2,598
2,500,000	U.S. Treasury Note, 1.87%, 6/30/15	2,616
775,000	U.S. Treasury Note, 2.12%, 8/15/21	772
1,500,000	U.S. Treasury Note, 2.125%, 11/30/14	1,577
1,450,000	U.S. Treasury Note, 3.12%, 5/15/21	1,577
500,000	U.S. Treasury Note, 3.375%, 6/30/13 (c)	526

		11,431

U.S. Treasury Inflation Indexed (6%)
2,052,500	U.S. Treasury Inflation Indexed Bond, 0.125%, 4/15/16	2,151
1,672,448	U.S. Treasury Inflation Indexed Bond, 0.50%, 4/15/15	1,763

		3,914

Total Bonds (Cost - $61,627)		62,679

Investment Company (Cost - $1,831) (3%)
1,830,974	Payden Cash Reserves Money Market Fund *	1,831

Total (Cost - $63,458) (a) (100%)		64,510
Other Assets, net of Liabilities (0%)		185

Net Assets (100%)		$64,695

*	Affiliated investment

Annual Report	16

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,078
Unrealized depreciation	(26)

Net unrealized appreciation	$1,052

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (000s)
56	U.S. Treasury 5 Year Note Future	Dec-11	$6,866	$18

See notes to financial statements.

17	Payden Mutual Funds

Payden U.S. Government Fund continued

Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

Portfolio Composition - percent of value
Mortgage backed	90%
U.S. Government Guaranteed	4%
U.S. Government Agency	2%
Cash Equivalent	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Bonds (147%)
FDIC Guaranteed (0%)
2,223,359	FDIC Structured Sale Guaranteed Notes, 0.94%, 12/29/45	$2,222
Mortgage Backed (138%)
8,017,252	FH 1A0001 ARM, 2.09%, 4/1/35	8,378
566,453	FH 1B3142 ARM, 2.66%, 11/1/36	600
2,534,867	FH 1B4282 ARM, 3.20%, 10/1/38	2,672
826,588	FH 1G0189 ARM, 2.13%, 4/1/35	859
6,280,954	FH 1G0501 ARM, 2.47%, 6/1/35	6,621
9,998,868	FH 1H2580 ARM, 2.45%, 9/1/35	10,520
2,595,520	FH 1J1279 ARM, 2.32%, 4/1/36	2,739
3,946,251	FH 1Q0062 ARM, 2.03%, 11/1/35	4,117
229,624	FH 780444 ARM, 2.28%, 3/1/33	236
653,102	FH 782784 ARM, 2.48%, 10/1/34	678
2,463,590	FH 847228 ARM, 2.86%, 1/1/34	2,585
4,771,742	FH 848111 ARM, 2.54%, 9/1/37	5,028
3,052,057	FHLB QR-9012, 5.00%, 8/15/12	3,146
5,000,000	FHR 2963 FV, 0.59%, 6/15/34	5,004
4,648,731	FN 745551 30YR, 2.38%, 2/1/36	4,887
5,266,518	FN 783587 ARM, 2.45%, 3/1/35	5,537
5,913,861	FN 802649 ARM, 2.47%, 10/1/34	6,215
2,443,208	FN 832100 ARM, 2.41%, 7/1/35	2,573
2,561,939	FN 920795 ARM, 2.93%, 3/1/34	2,712
17,500,000	FNMA 4.00%, 15YR TBA (b)	18,394
1,788,731	FNR 06-101 FE, 0.49%, 10/25/36	1,789
5,942,198	FNR 07-95 A1, 0.49%, 8/27/36	5,926
91,020	FNR 88-12A, 3.94%, 2/25/18	95
3,624,607	FNW 04-W2 4A, 3.51%, 2/25/44	3,868
219,332	G2 2591 30YR, 7.00%, 5/20/28	254
226,462	G2 3133 30YR, 6.50%, 9/20/31	258
3,042,108	G2 3415 30YR, 5.50%, 7/20/33	3,404
2,177,252	G2 3515 30YR, 5.50%, 2/20/34	2,435
3,222,931	G2 3584 30YR, 6.00%, 7/20/34	3,640
2,311,743	G2 3599 30YR, 6.50%, 8/20/34	2,602
2,798,877	G2 3711 30YR, 5.50%, 5/20/35	3,127
3,908,444	G2 3747 30YR, 5.00%, 8/20/35	4,329
2,730,457	G2 3772 30YR, 5.00%, 10/20/35	3,024
4,109,682	G2 3785 30YR, 5.00%, 11/20/35	4,552
1,894,898	G2 3805 30YR, 5.00%, 1/20/36	2,099
8,202,774	G2 3819 30YR, 5.50%, 2/20/36	9,165

Principal or Shares	Security Description	Value (000)
1,073,549	G2 3891 30YR, 6.50%, 8/20/36	$1,203
4,393,947	G2 4216 30YR, 6.00%, 8/20/38	4,735
4,439,367	G2 4284 30YR, 5.50%, 11/20/38	4,776
6,943,359	G2 4315 30YR, 5.50%, 12/20/38	7,721
5,373,298	G2 4437 30YR, 5.00%, 5/20/39	5,854
3,193,924	G2 4558 30YR, 4.50%, 10/20/39	3,471
6,788,733	G2 4560 30YR, 5.50%, 10/20/39	7,549
7,813,693	G2 4678 30YR, 4.50%, 4/20/40	8,487
11,004,645	G2 4713 30YR, 4.50%, 6/20/40	11,953
9,464,419	G2 4800 30YR, 4.00%, 9/20/40	10,108
4,994,383	G2 4802 30YR, 5.00%, 9/20/40	5,505
9,602,472	G2 4978 30YR, 4.50%, 3/20/41	10,430
11,301,275	G2 5018 30YR, 5.00%, 4/20/41	12,456
9,745,839	G2 5083 30YR, 5.00%, 6/20/41	10,742
642,370	G2 688058 30YR, 4.50%, 8/20/38	697
7,133,941	G2 701705 30YR, 5.00%, 2/20/39	7,766
7,537,651	G2 710025 30YR, 5.65%, 8/20/59	8,360
6,194,065	G2 713314 30YR, 6.00%, 3/20/39	6,855
7,546,661	G2 721379 50YR, 5.65%, 6/20/59	8,323
1,268,429	G2 728869 30YR, 4.12%, 4/20/40	1,341
1,312,286	G2 728870 30YR, 4.62%, 4/20/40	1,410
1,343,696	G2 736498 30YR, 4.12%, 4/20/40	1,421
1,028,479	G2 736499 30YR, 4.62%, 4/20/40	1,105
7,554,531	G2 736932 50YR, 4.87%, 11/20/60	8,261
7,171,425	G2 740427 50YR, 4.81%, 9/20/60	7,826
995,948	G2 742040 30YR, 4.12%, 5/20/40	1,053
878,531	G2 742041 30YR, 4.62%, 6/20/40	944
5,028,596	G2 783286 30YR, 6.00%, 12/20/40	5,650
225,508	G2 80011 ARM, 2.125%, 11/20/26	234
734,079	G2 80013 ARM, 2.125%, 11/20/26	762
281,664	G2 80022 ARM, 2.125%, 12/20/26	292
214,869	G2 80023 ARM, 2.125%, 12/20/26	223
621,370	G2 80029 ARM, 2.375%, 1/20/27	643
1,374,407	G2 80044 ARM, 2.37%, 2/20/27	1,423
1,972,377	G2 80052 ARM, 2.37%, 3/20/27	2,041
302,900	G2 8006 ARM, 2.62%, 7/20/22	314
3,722,080	G2 80074 ARM, 2.37%, 5/20/27	3,859
548,554	G2 80134 ARM, 2.125%, 11/20/27	569
1,377,828	G2 80196 ARM, 2.37%, 5/20/28	1,429
259,009	G2 80272 ARM, 2.37%, 4/20/29	269
193,010	G2 80311 ARM, 2.62%, 8/20/29	200

Annual Report	18

Principal or Shares	Security Description	Value (000)
136,454	G2 80346 ARM, 2.125%, 11/20/29	$142
1,287,794	G2 8041 ARM, 2.62%, 8/20/22	1,335
234,319	G2 80424 ARM, 2.62%, 7/20/30	243
454,199	G2 80428 ARM, 2.62%, 7/20/30	471
281,174	G2 80507 ARM, 2.37%, 4/20/31	292
527,921	G2 80541 ARM, 2.62%, 9/20/31	547
891,398	G2 80556 ARM, 2.00%, 11/20/31	923
944,418	G2 80569 ARM, 2.00%, 1/20/32	976
575,685	G2 80570 ARM, 2.50%, 1/20/32	596
237,100	G2 80579 ARM, 2.00%, 2/20/32	245
830,230	G2 80593 ARM, 2.37%, 4/20/32	861
660,218	G2 80604 ARM, 2.37%, 5/20/32	685
1,391,167	G2 80611 ARM, 2.37%, 6/20/32	1,451
317,355	G2 80612 ARM, 2.50%, 6/20/32	329
778,853	G2 8062 ARM, 2.125%, 10/20/22	808
949,360	G2 80780 ARM, 2.50%, 12/20/33	989
5,658,921	G2 80790 ARM, 1.75%, 12/20/33	5,847
258,664	G2 80791 ARM, 2.75%, 12/20/33	270
4,364,055	G2 80795 ARM, 1.75%, 12/20/33	4,509
474,381	G2 80826 ARM, 2.50%, 2/20/34	491
4,124,786	G2 80835 ARM, 1.75%, 2/20/34	4,262
864,860	G2 80837 ARM, 1.75%, 2/20/34	894
3,795,491	G2 80856 ARM, 1.75%, 3/20/34	3,921
97,036	G2 80932 ARM, 2.00%, 6/20/34	100
325,336	G2 80934 ARM, 2.50%, 6/20/34	338
771,267	G2 81018 ARM, 2.625%, 8/20/34	799
237,644	G2 81019 ARM, 3.125%, 8/20/34	247
835,270	G2 81036 ARM, 2.50%, 8/20/34	865
43,929	G2 81044 ARM, 2.625%, 8/20/34	46
170,509	G2 8121 ARM, 2.375%, 1/20/23	176
3,159,530	G2 81214 ARM, 1.75%, 1/20/35	3,264
1,199,013	G2 81220 ARM, 1.75%, 1/20/35	1,239
1,018,594	G2 81278 ARM, 1.75%, 3/20/35	1,052
189,111	G2 81402 ARM, 3.00%, 7/20/35	196
39,286	G2 81405 ARM, 3.125%, 7/20/35	41
98,968	G2 81696 ARM, 1.75%, 6/20/36	102
681,587	G2 81807 ARM, 1.75%, 12/20/36	704
781,528	G2 81938 30YR, 1.75%, 7/20/37	805
653,864	G2 8198 ARM, 2.37%, 5/20/23	678
1,060,897	G2 82151 ARM, 2.50%, 9/20/38	1,099
574,364	G2 82245 30YR, 5.00%, 12/20/38	605
243,268	G2 8228 ARM, 2.62%, 7/20/23	252
3,711,652	G2 82606 ARM, 4.00%, 8/20/40	3,947
204,876	G2 8301 ARM, 2.125%, 10/20/23	214
416,200	G2 8302 ARM, 2.125%, 10/20/23	432
227,746	G2 8339 ARM, 2.125%, 12/20/23	236
605,071	G2 8358 ARM, 2.37%, 1/20/24	626
462,365	G2 8359 ARM, 2.37%, 1/20/24	479
434,856	G2 8371 ARM, 2.37%, 2/20/24	450
215,805	G2 8373 ARM, 2.37%, 2/20/24	223
697,169	G2 8387 ARM, 2.37%, 3/20/24	722
676,762	G2 8398 ARM, 2.37%, 4/20/24	702
642,374	G2 8399 ARM, 2.37%, 4/20/24	666
364,377	G2 8421 ARM, 2.37%, 5/20/24	378
618,549	G2 849350 ARM, 2.125%, 12/20/25	642
906,430	G2 849351 ARM, 2.125%, 11/20/25	941
1,960,941	G2 8547 ARM, 2.125%, 11/20/24	2,035
164,722	G2 8580 ARM, 2.37%, 1/20/25	170
239,691	G2 8595 ARM, 2.375%, 2/20/25	248
457,906	G2 8781 ARM, 2.37%, 1/20/26	474
427,419	G2 8814 ARM, 2.37%, 2/20/26	442
169,750	G2 8815 ARM, 2.37%, 2/20/26	176
139,971	G2 8855 ARM, 2.125%, 10/20/21	145
153,794	G2 8867 ARM, 2.125%, 11/20/21	160
1,055,311	G2 8968 ARM, 2.62%, 9/20/26	1,094
240,597	G2 8989 ARM, 2.125%, 10/20/26	250
2,298,914	G2 8991 ARM, 2.125%, 10/20/26	2,386

Principal or Shares	Security Description	Value (000)
34,400,000	G2SF 4.00%, 30YR TBA (b)	$36,668
38,190,000	G2SF 4.50%, 30YR TBA (b)	41,412
78,750,000	G2SF 5.00%, 30YR TBA (b)	86,687
11,946,957	GN 367090 30YR, 4.50%, 7/15/41	13,085
14,840,662	GN 367092 30YR, 4.50%, 7/15/41	16,162
4,876,283	GN 455989 15YR, 5.00%, 7/15/26	5,401
397,196	GN 524825 30YR, 5.47%, 10/15/29	442
189,850	GN 524869 30YR, 5.47%, 1/15/30	211
297,388	GN 524925 30YR, 5.47%, 2/15/30	331
243,158	GN 524968 30YR, 5.47%, 3/15/30	271
177,204	GN 524996 30YR, 5.47%, 5/15/30	197
171,262	GN 525015 30YR, 5.47%, 6/15/30	191
121,400	GN 525033 30YR, 5.47%, 7/15/30	135
140,953	GN 546392 30YR, 5.47%, 2/15/31	157
759,353	GN 558954 20YR, 5.25%, 5/15/29	829
1,724,213	GN 558956 30YR, 4.50%, 6/15/29	1,852
496,540	GN 582100 30YR, 7.50%, 4/15/32	587
404,200	GN 596009 30YR, 5.75%, 7/15/32	453
165,761	GN 596023 30YR, 5.75%, 7/15/32	186
203,388	GN 596035 30YR, 5.75%, 8/15/32	228
359,714	GN 596054 30YR, 5.75%, 8/15/32	403
171,302	GN 596071 30YR, 5.75%, 8/15/32	192
243,633	GN 596072 30YR, 5.75%, 7/15/32	273
601,387	GN 596090 30YR, 5.75%, 8/15/32	673
473,121	GN 596135 30YR, 5.75%, 8/15/32	530
434,194	GN 596166 30YR, 5.75%, 8/15/32	486
436,665	GN 596178 30YR, 5.75%, 9/15/32	489
54,469	GN 596184 30YR, 5.75%, 8/15/32	61
299,655	GN 596197 30YR, 5.75%, 8/15/32	336
386,532	GN 596225 30YR, 5.75%, 9/15/32	433
46,105	GN 596230 30YR, 5.75%, 8/15/32	52
132,294	GN 596231 30YR, 5.75%, 9/15/32	148
274,870	GN 596237 30YR, 5.75%, 9/15/32	308
139,299	GN 596268 30YR, 5.75%, 8/15/32	156
48,513	GN 596312 30YR, 5.75%, 9/15/32	54
70,563	GN 596313 30YR, 5.75%, 9/15/32	79
87,584	GN 596367 30YR, 5.75%, 9/15/32	98
263,832	GN 596396 30YR, 5.75%, 9/15/32	295
648,455	GN 601699 30YR, 5.70%, 12/15/32	726
1,018,476	GN 601738 30YR, 5.25%, 1/15/33	1,132
487,558	GN 601772 30YR, 5.25%, 1/15/33	542
331,399	GN 601774 30YR, 5.25%, 1/15/33	368
253,219	GN 601775 30YR, 5.70%, 1/15/33	284
303,930	GN 601786 30YR, 5.25%, 2/15/33	338
259,218	GN 601791 30YR, 5.25%, 2/15/33	288
489,323	GN 601810 30YR, 5.25%, 2/15/33	544
463,727	GN 601845 30YR, 5.25%, 2/15/33	515
315,107	GN 601858 30YR, 5.70%, 2/15/33	353
164,267	GN 601871 30YR, 5.75%, 12/15/32	184
1,694,052	GN 601872 30YR, 5.25%, 3/15/33	1,882
83,174	GN 601912 30YR, 5.25%, 3/15/33	92
503,851	GN 601937 30YR, 5.25%, 3/15/33	560
324,046	GN 602002 30YR, 5.25%, 3/15/33	360
270,083	GN 602043 30YR, 5.25%, 4/15/33	300
1,636,537	GN 605099 30YR, 5.50%, 3/15/34	1,826
2,120,967	GN 605301 30YR, 5.50%, 7/15/34	2,367
362,960	GN 613272 30YR, 5.25%, 5/15/33	404
252,021	GN 613354 30YR, 5.45%, 7/15/33	281
128,404	GN 613355 30YR, 5.70%, 4/15/33	144
70,566	GN 613379 30YR, 5.45%, 7/15/33	79
1,176,052	GN 615263 30YR, 6.00%, 6/15/33	1,321
2,876,389	GN 616826 30YR, 5.50%, 1/15/35	3,206
1,505,420	GN 629903 35YR, 5.80%, 6/15/42	1,669
6,824,940	GN 630057 30YR, 5.13%, 4/15/48	7,711
7,571,913	GN 673234 30YR, 6.00%, 11/15/38	8,468
2,493,481	GN 677318 30YR, 6.00%, 9/15/38	2,795
848,195	GN 677378 30YR, 7.00%, 10/15/38	991

19	Payden Mutual Funds

Payden GNMA Fund continued

Principal or Shares	Security Description	Value (000)
1,157,392	GN 690008 30YR, 7.00%, 10/15/38	$1,352
2,093,741	GN 697066 30YR, 5.00%, 3/15/39	2,278
4,430,860	GN 698035 30YR, 6.00%, 1/15/39	4,955
8,435,341	GN 698196 30YR, 4.50%, 6/15/39	9,232
8,860,743	GN 701943 30YR, 5.00%, 6/15/39	9,765
8,325,375	GN 704439 30YR, 4.50%, 3/15/39	9,090
7,010,300	GN 704489 30YR, 5.50%, 4/15/39	7,815
8,141,739	GN 710868 30YR, 5.50%, 9/15/39	9,076
2,462,265	GN 713930 30YR, 5.00%, 10/15/39	2,683
1,007,427	GN 728159 20YR, 5.25%, 11/15/29	1,101
14,949,268	GN 729011 30YR, 4.50%, 2/15/40	16,280
2,163,976	GN 743362 30YR, 4.75%, 6/15/40	2,325
380,690	GN 743363 30YR, 4.25%, 5/15/40	402
303,010	GN 743502 30YR, 4.25%, 6/15/40	320
792,419	GN 743503 30YR, 4.75%, 6/15/40	851
109,096	GN 743610 30YR, 4.25%, 6/15/40	115
658,777	GN 743611 30YR, 4.75%, 6/15/40	708
9,837,763	GN 745183 30YR, 4.50%, 7/15/40	10,714
3,434,814	GN 745852 30YR, 4.00%, 11/15/40	3,672
89,499	GN 747367 30YR, 4.25%, 7/15/40	95
209,733	GN 747368 30YR, 4.75%, 7/15/40	225
292,469	GN 747491 30YR, 4.75%, 7/15/40	314
66,947	GN 747610 30YR, 4.75%, 8/15/40	72
70,338	GN 747740 30YR, 4.25%, 9/15/40	74
378,667	GN 747741 30YR, 4.75%, 9/15/40	407
2,627,134	GN 761040 30YR, 4.25%, 3/15/41	2,777
706,948	GN 761664 30YR, 4.25%, 4/15/41	747
1,367,745	GN 762726 30YR, 4.25%, 3/15/41	1,446
1,944,824	GN 763012 30YR, 4.25%, 4/15/41	2,056
1,640,298	GN 763216 30YR, 4.25%, 4/15/41	1,734
78,579	GN 768576 30YR, 4.25%, 4/15/41	83
274,705	GN 768721 30YR, 4.25%, 4/15/41	290
435,480	GN 768886 30YR, 4.25%, 6/15/41	460
4,801	GN 780619 15YR, 7.00%, 8/15/12	5
358,842	GN 781324 30YR, 7.00%, 7/15/31	420
269,583	GN 781445 30YR, 8.00%, 11/15/31	320
1,010,849	GN 781527 30YR, 6.00%, 11/15/32	1,135
1,422,900	GN 781636 30YR, 5.50%, 7/15/33	1,581
1,961,950	GN 781810 30YR, 5.50%, 10/15/34	2,191
7,012,084	GN 781811 30YR, 5.00%, 10/15/34	7,746
4,060,828	GN 782272 30YR, 5.50%, 2/15/38	4,515
10,081,139	GN 782778 30YR, 6.50%, 1/15/33	11,472
7,062,368	GN 782835 30YR, 6.00%, 12/15/39	7,899
7,311,896	GN 782858 30YR, 6.00%, 11/15/39	8,179
10,000,000	GNMA 3.50%, 30YR TBA (b)	10,364
31,000,000	GNMA 3.50%, 30YR TBA (b)	32,017
62,330,000	GNMA 4.00%, 30YR TBA (b)	66,498
25,000,000	GNMA 4.00%, 30YR TBA (b)	26,598
33,620,000	GNMA 4.50%, 30YR TBA (b)	36,551
3,500,000	GNMA 5.00%, 30YR TBA (b)	3,847
40,620,000	GNMA 5.50%, 30YR TBA (b)	45,088
818,342	GNR 00-22 FG, 0.44%, 5/16/30	818
197,197	GNR 00-26 DF, 0.64%, 9/20/30	197
494,819	GNR 00-26 FA, 0.79%, 9/20/30	495
232,969	GNR 00-38 F, 0.64%, 12/20/30	233
798,411	GNR 00-9 FG, 0.84%, 2/16/30	802
558,713	GNR 00-9 FH, 0.74%, 2/16/30	561
1,111,773	GNR 01-11 FB, 0.49%, 9/17/29	1,112
640,237	GNR 01-19 F, 0.74%, 5/16/31	643
121,894	GNR 01-21 FN, 0.44%, 8/16/22	122
2,964,399	GNR 01-22 FG, 0.59%, 5/16/31	2,971
265,929	GNR 01-26 F, 0.59%, 5/16/31	267
1,102,269	GNR 01-31 FA, 0.49%, 6/16/31	1,102
62,526	GNR 01-33 F, 0.69%, 7/20/31	63
1,152,123	GNR 01-35 FA, 0.49%, 8/16/31	1,153
735,091	GNR 01-46 FA, 0.66%, 9/16/31	737
3,398,407	GNR 01-47 FA, 0.64%, 9/16/31	3,412

Principal or Shares	Security Description	Value (000)
1,490,632	GNR 01-59 FA, 0.64%, 11/16/24	$1,498
981,403	GNR 01-64 F, 0.59%, 11/20/31	983
649,921	GNR 01-65 FV, 0.64%, 2/20/29	652
748,345	GNR 02-11 FJ, 0.74%, 2/20/32	751
798,136	GNR 02-13 FA, 0.74%, 2/16/32	802
330,054	GNR 02-24 FA, 0.74%, 4/16/32	331
264,268	GNR 02-4 FY, 0.69%, 1/16/32	265
408,565	GNR 02-41 HF, 0.64%, 6/16/32	410
1,973,884	GNR 02-48 FG, 0.54%, 12/16/30	1,978
1,897,533	GNR 02-48 FT, 0.44%, 12/16/26	1,897
1,915,594	GNR 02-5 FP, 0.79%, 1/16/32	1,925
1,733,534	GNR 02-72 FA, 0.64%, 10/20/32	1,741
1,709,370	GNR 02-72 FE, 0.64%, 10/20/32	1,717
3,026,607	GNR 02-76 F, 0.44%, 1/16/31	3,025
356,540	GNR 02-76 FY, 0.54%, 12/16/26	358
402,677	GNR 02-79 FB, 0.49%, 11/16/32	403
1,726,918	GNR 03-35 CF, 0.54%, 3/16/33	1,732
5,621,875	GNR 03-67 FP, 1.14%, 8/20/33	5,797
994,168	GNR 03-69 FD, 0.69%, 2/16/29	1,000
3,776,872	GNR 03-94 FB, 0.54%, 12/16/30	3,790
1,450,231	GNR 04-105 FH, 0.79%, 9/17/34	1,465
8,740,948	GNR 04-11 F, 0.54%, 2/20/34	8,764
7,277,753	GNR 04-49 F, 0.64%, 11/20/30	7,292
11,108,331	GNR 04-5 PF, 0.79%, 2/20/33	11,178
6,311,091	GNR 04-56 F, 0.64%, 6/20/33	6,343
1,737,624	GNR 04-59 FH, 0.49%, 8/16/34	1,743
2,542,961	GNR 04-73 JM, 0.00%, 9/16/34	2,424
4,940,015	GNR 04-80 FM, 0.54%, 7/20/34	4,944
4,792,014	GNR 05-6 FC, 0.44%, 3/20/33	4,793
1,085,510	GNR 06-47 FA, 0.44%, 8/16/36	1,086
664,174	GNR 06-62 FB, 0.40%, 11/20/36	663
5,914,380	GNR 07-51 JF, 0.49%, 6/20/37	5,926
625,050	GNR 07-59 FJ, 0.54%, 7/20/37	628
1,940,650	GNR 08-2 FH, 0.69%, 1/20/38	1,948
2,456,188	GNR 08-67 UF, 0.69%, 6/20/38	2,469
755,237	GNR 08-70 A, 5.50%, 9/20/35	762
1,729	GNR 08-72 EF, 1.09%, 3/20/34	2
57,006,650	GNR 09-111 IO, 1.82%, 9/16/51	4,580
2,395,691	GNR 09-93 EJ, 3.50%, 5/20/35	2,478
21,907,913	GNR 10-102 IO, 1.77%, 6/16/52	1,781
28,482,435	GNR 10-132 IO, 2.08%, 11/16/52	2,659
40,002,493	GNR 10-71 IO, 1.515%, 3/16/52	2,645
9,970,073	GNR 11-123 FD, 0.54%, 9/20/41	9,990
1,008,281	GNR 97-13 F, 0.75%, 9/16/27	1,008
3,182,355	GNR 98-2 FA, 0.74%, 1/16/28	3,187
909,479	GNR 99-18 FA, 0.54%, 5/16/29	911
749,739	GNR 99-37 FJ, 0.79%, 10/16/29	751
675,913	GNR 99-40 FE, 0.79%, 11/16/29	678
775,452	GNR 99-40 FK, 0.79%, 11/16/29	778
845,140	GNR 99-45 FC, 0.64%, 12/16/29	846
1,014,168	GNR 99-45 FH, 0.69%, 12/16/29	1,016

		1,145,963

NCUA Guaranteed (6%)
8,412,057	NCUA Guaranteed Notes, 0.61%, 11/6/17	8,415
3,392,997	NCUA Guaranteed Notes, 0.62%, 3/6/20	3,393
5,943,097	NCUA Guaranteed Notes, 0.62%, 4/6/20	5,943
4,330,081	NCUA Guaranteed Notes, 0.62%, 5/7/20	4,330
3,658,012	NCUA Guaranteed Notes, 0.64%, 2/6/20	3,661
8,507,896	NCUA Guaranteed Notes, 0.64%, 3/11/20	8,517
5,491,554	NCUA Guaranteed Notes, 0.69%, 10/7/20	5,499
5,023,454	NCUA Guaranteed Notes, 0.71%, 11/5/20	5,023
3,612,377	NCUA Guaranteed Notes, 0.77%, 3/9/21	3,612

		48,393

Annual Report	20

Principal or Shares	Security Description	Value (000)
U.S. Government Agency (3%)
9,600,000	FHLB Disc Note, 0.01%, 11/16/11 (c)	$9,600
9,000,000	FHLB Disc Note, 0.01%, 11/18/11 (c)	9,000
4,746,000	FNMA Disc Note, 0.01%, 11/9/11 (c)	4,746
1,805,000	FNMA Disc Note, 0.01%, 11/16/11 (c)	1,805

		25,151

Total Bonds (Cost - $1,198,393)		1,221,729

Investment Company (Cost - $ 30,814) (4%)
30,813,678	Payden Cash Reserves Money Market Fund *	30,814

Total (Cost - $1,229,207) (a) (151%)		1,252,543
Liabilities in excess of Other Assets (-51%)		(423,296)

Net Assets (100%)		$829,247

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$23,569
Unrealized depreciation	(233)

Net unrealized appreciation	$23,336

(b)	Security purchased on a delayed delivery basis.

(c)	Yield to maturity at time of purchase.

See notes to financial statements.

21	Payden Mutual Funds

Payden GNMA Fund continued

Payden Core Bond Fund

The fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities with no limit on the average portfolio maturity

Credit Quality - percent of value
AAA/AA	38%
A	14%
BBB	33%
BB	10%
B or below	5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Bonds (108%)
Asset Backed (1%)
149,765	Chase Funding Mortgage Loan Asset-Backed Cerificates, 0.90%, 11/25/32	$123
4,024,339	L.A. Arena Funding LLC 144A, 7.656%, 12/15/26 (b)	4,085
118,152	Landmark Mortgage Securities PLC, 1.14%, 6/17/38 GBP (e)	163
187,306	Sequoia Mortgage Trust, 1.04%, 10/20/27	166
70,766	Structured Asset Investment Loan Trust, 1.24%, 9/25/34	58

		4,595

Corporate (53%)
60,000	Aetna Inc., 4.12%, 6/1/21	63
1,000,000	Ally Financial Inc., 7.50%, 9/15/20	1,014
3,020,000	Altria Group Inc., 4.75%, 5/5/21	3,260
2,000,000	America Movil SAB de CV, 2.37%, 9/8/16	2,017
3,000,000	American Honda Finance Corp. 144A, 0.86%, 8/5/13 (b)	3,011
35,000	Ameriprise Financial Inc., 5.30%, 3/15/20	38
25,000	AmerisourceBergen Corp., 4.875%, 11/15/19	28
45,000	Amgen Inc., 4.10%, 6/15/21	49
60,000	Anheuser-Busch InBev Worldwide Inc., 5.375%, 1/15/20	71
2,910,000	ArcelorMittal, 9.85%, 6/1/19	3,457
2,910,000	Automotores Gildemeister SA 144A, 8.25%, 5/24/21 (b)	2,997
3,060,000	BAA Funding Ltd. 144A, 4.87%, 7/15/21 (b)	3,128
2,540,000	Banco Bradesco SA/Cayman Islands 144A, 2.39%, 5/16/14 (b)	2,510
3,080,000	Banco de Credito del Peru/Panama 144A, 4.75%, 3/16/16 (b)	3,097
1,550,000	Banco del Estado de Chile 144A, 4.12%, 10/7/20 (b)	1,599
2,730,000	Banco do Brasil SA/Cayman 144A, 6.00%, 1/22/20 (b) (g)	3,037
2,275,000	Bank of America Corp., 3.70%, 9/1/15 (g)	2,187
4,190,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	4,405
4,555,000	Best Buy Co. Inc., 3.75%, 3/15/16 (g)	4,468
72,000	BHP Billiton Finance USA Ltd., 4.80%, 4/15/13	76

Principal or Shares	Security Description	Value (000)
1,000,000	Cablevision Systems Corp., 7.75%, 4/15/18	$1,050
2,430,000	Capital One Financial Corp., 3.15%, 7/15/16	2,475
87,000	Cardinal Health Inc., 5.80%, 10/15/16	100
50,000	Caterpillar Financial Services Corp., 4.85%, 12/7/12	52
3,585,000	CBS Corp., 8.87%, 5/15/19	4,639
1,000,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.87%, 4/30/18	1,070
2,590,000	Centrais Eletricas Brasileiras SA 144A, 6.875%, 7/30/19 (b)	2,959
3,130,000	Chubb Corp., 6.37%, 3/29/67	3,161
1,000,000	CIT Group Inc.144A, 7.00%, 5/4/15 (b)	1,001
2,620,000	Citigroup Inc., 6.00%, 12/13/13 (g)	2,775
115,000	Coca-Cola Co., 3.625%, 3/15/14	123
1,270,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	1,353
1,170,000	Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (b)	1,383
2,950,000	Commonwealth Bank of Australia 144A, 1.08%, 3/17/14 (b)	2,902
2,935,000	Coventry Health Care Inc., 5.45%, 6/15/21	3,223
1,925,000	Credit Suisse New York, 1.36%, 1/14/14	1,891
75,000	CVS Caremark Corp., 5.75%, 6/1/17	88
2,865,000	CVS Caremark Corp., 6.12%, 9/15/39	3,492
2,510,000	Daimler Finance North America LLC 144A, 0.97%, 3/28/14 (b)	2,473
35,000	Diageo Capital PLC, 5.20%, 1/30/13	37
4,257,000	Digital Realty Trust LP, 5.87%, 2/1/20	4,404
1,000,000	DineEquity Inc., 9.50%, 10/30/18 (g)	1,065
2,965,000	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 3.50%, 3/1/16	3,089
2,375,000	Dow Chemical Co., 9.40%, 5/15/39	3,702
2,981,000	E.I. du Pont de Nemours & Co., 4.25%, 4/1/21	3,331
80,000	eBay Inc., 3.25%, 10/15/20 (g)	81
1,230,000	Ecopetrol SA, 7.625%, 7/23/19	1,480
1,050,000	Elizabeth Arden Inc., 7.37%, 3/15/21 (g)	1,068
1,365,000	Encana Corp., 6.50%, 8/15/34	1,640
1,000,000	Energy Transfer Equity LP, 7.50%, 10/15/20	1,085
4,110,000	Enterprise Products Operating LLC, 5.60%, 10/15/14	4,534
75,000	ERP Operating LP, 5.12%, 3/15/16	82
2,860,000	Eskom Holdings Ltd. 144A, 5.75%, 1/26/21 (b)	3,046

Annual Report	22

Principal or Shares	Security Description	Value (000)
1,100,000	Ford Motor Credit Co. LLC, 5.75%, 2/1/21	$1,175
3,080,000	Gap Inc., 5.95%, 4/12/21	2,930
1,320,000	Gazprom OAO Via RBS AG, 9.625%, 3/1/13 (f)	1,441
200,000	General Electric Capital Corp., 5.30%, 2/11/21 (g)	213
2,910,000	General Electric Capital Corp., 5.875%, 1/14/38	3,134
4,345,000	General Electric Capital Corp., 6.37%, 11/15/67	4,324
2,940,000	Genzyme Corp., 3.62%, 6/15/15	3,155
2,000,000	Georgia-Pacific LLC 144A, 7.125%, 1/15/17 (b)	2,123
35,000	GlaxoSmithKline Capital Inc., 4.85%, 5/15/13	37
2,305,000	Goldman Sachs Group Inc., 1.26%, 2/7/14	2,206
2,740,000	Grupo Televisa SA, 6.00%, 5/15/18	3,084
4,465,000	Health Care REIT Inc., 4.70%, 9/15/17	4,434
40,000	Health Care REIT Inc., 4.95%, 1/15/21	38
90,000	Hospira Inc., 6.05%, 3/30/17	102
2,870,000	HSBC USA Inc., 5.00%, 9/27/20	2,794
2,960,000	Hypermarcas SA 144A, 6.50%, 4/20/21 (b) (g)	2,901
2,730,000	ING Bank NV 144A, 1.39%, 3/15/13 (b)	2,695
3,630,000	Intel Corp., 4.80%, 10/1/41	3,982
1,000,000	Intelsat Jackson Holdings 144A, 7.25%, 10/15/20 (b)	1,005
1,030,000	Interactive Data Corp., 10.25%, 8/1/18	1,123
2,950,000	Itau Unibanco Holding SA 144A, 6.20%, 12/21/21 (b) (g)	3,038
35,000	John Deere Capital Corp., 7.00%, 3/15/12	36
65,000	JPMorgan Chase & Co., 4.75%, 5/1/13	68
2,685,000	JPMorgan Chase & Co., 6.40%, 5/15/38	3,245
2,450,000	KazMunayGas National Co., 9.125%, 7/2/18 (f)	2,989
2,815,000	KeyCorp, 6.50%, 5/14/13	3,012
4,059,000	Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	4,645
2,640,000	Kraft Foods Inc., 6.50%, 2/9/40	3,386
825,000	Kroger Co., 7.50%, 4/1/31	1,077
35,000	Liberty Property LP., 4.75%, 10/1/20	35
3,065,000	Lincoln National Corp., 4.85%, 6/24/21	3,030
1,000,000	Linn Energy LLC, 7.75%, 2/1/21	1,072
3,120,000	Lloyds TSB Bank PLC, 2.76%, 1/24/14	3,028
3,430,000	Lockheed Martin Corp., 4.85%, 9/15/41	3,640
1,360,000	Lukoil International Finance BV 144A, 7.25%, 11/5/19 (b)	1,498
14,000	Marathon Oil Corp., 5.90%, 3/15/18	16
3,425,000	Marks & Spencer PLC 144A, 6.25%, 12/1/17 (b)	3,668
1,710,000	MassMutual Global Funding 144A, 0.86%, 9/27/13 (b)	1,718
1,655,000	MetLife Inc., 6.40%, 12/15/36 (g)	1,634
80,000	MetLife Inc., 6.75%, 6/1/16 (g)	93
690,000	MetLife Inc., 10.75%, 8/1/39 (g)	913
1,480,000	MetLife Institutional Funding 144A, 1.27%, 4/4/14 (b)	1,477
1,000,000	MetroPCS Wireless Inc., 7.87%, 9/1/18 (g)	1,022
145,000	Microsoft Corp., 3.00%, 10/1/20	152
72,000	MidAmerican Energy Holdings Co., 5.875%, 10/1/12	75
2,466,000	MidAmerican Energy Holdings Co., 6.125%, 4/1/36	3,075
1,215,000	Morgan Stanley, 1.40%, 4/29/13	1,177
2,755,000	Morgan Stanley, 2.87%, 7/28/14 (g)	2,665
2,515,000	Morgan Stanley, 3.80%, 4/29/16	2,436
65,000	NASDAQ OMX Group Inc., 5.55%, 1/15/20	66
3,160,000	National Australia Bank Ltd. 144A, 1.37%, 7/25/14 (b)	3,196
1,000,000	Navistar International Corp., 8.25%, 11/1/21 (g)	1,092
1,050,000	NBTY Inc., 9.00%, 10/1/18	1,133
129,000	New Cingular Wireless Services Inc., 8.125%, 5/1/12	134

Principal or Shares	Security Description	Value (000)
2,780,000	News America Inc., 6.65%, 11/15/37	$3,217
2,215,000	Omnicom Group Inc., 5.90%, 4/15/16	2,497
89,000	Pacific Gas & Electric Co., 4.80%, 3/1/14	96
2,115,000	Pernod-Ricard SA 144A, 4.45%, 1/15/22 (b)	2,182
2,780,000	Petroleos Mexicanos, 6.00%, 3/5/20	3,121
2,340,000	Petronas Capital Ltd., 7.875%, 5/22/22 (f)	3,198
1,050,000	Pinnacle Foods Finance LLC, 8.25%, 9/1/17 (g)	1,071
50,000	PNC Funding Corp., 4.37%, 8/11/20	53
1,580,000	Reliance Holdings USA Inc. 144A, 4.50%, 10/19/20 (b)	1,535
2,150,000	Republic Services Inc., 5.50%, 9/15/19	2,475
1,000,000	Reynolds Group Issuer Inc. 144A, 6.87%, 2/15/21 (b)	1,015
3,625,000	Royal Bank of Scotland PLC, 3.25%, 1/11/14	3,603
3,000,000	Russian Agricultural Bank OJSC Via RSHB Capital SA 144A, 6.00%, 6/3/21 (b) (g)	2,932
3,045,000	Ryder System Inc., 3.50%, 6/1/17 (g)	3,149
1,000,000	SandRidge Energy Inc., 8.75%, 1/15/20	1,037
40,000	Sanofi, 2.62%, 3/29/16	42
1,460,000	Sigma Alimentos SA 144A, 5.62%, 4/14/18 (b)	1,500
2,250,000	Southern Co., 1.95%, 9/1/16 (g)	2,270
1,370,000	SpareBank 1 Boligkreditt AS 144A, 1.25%, 10/25/13 (b)	1,371
1,000,000	Sprint Capital Corp., 6.90%, 5/1/19	837
4,505,000	SunTrust Banks Inc.,3.60%, 4/15/16	4,620
4,725,000	Symantec Corp., 4.20%, 9/15/20	4,742
890,000	Telecom Italia Capital, 5.25%, 11/15/13	895
1,225,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	1,210
1,515,000	Telefonica Emisiones SAU, 5.46%, 2/16/21	1,538
2,520,000	Teva Pharmaceutical Finance III BV, 0.85%, 3/21/14	2,521
51,000	Time Warner Cable Inc., 5.85%, 5/1/17	58
2,735,000	Time Warner Cable Inc., 6.75%, 6/15/39	3,336
764,000	Time Warner Cable Inc., 7.50%, 4/1/14 (g)	868
1,575,000	Time Warner Inc., 5.37%, 10/15/41	1,667
2,905,000	Total Capital Canada Ltd., 0.78%, 1/17/14	2,919
1,205,000	TransCanada PipeLines Ltd., 7.25%, 8/15/38	1,671
1,553,000	UnitedHealth Group Inc., 5.375%, 3/15/16 (g)	1,793
1,410,000	Vale Overseas Ltd., 5.62%, 9/15/19	1,535
1,330,000	Vale Overseas Ltd., 6.25%, 1/23/17	1,495
1,376,000	Vale Overseas Ltd., 6.87%, 11/21/36	1,577
1,000,000	Valeant Pharmaceuticals International 144A, 7.00%, 10/1/20 (b)	995
4,260,000	Valero Energy Corp., 6.62%, 6/15/37	4,667
2,950,000	Vedanta Resources PLC 144A, 8.25%, 6/7/21 (b)	2,758
1,325,000	Viacom Inc., 6.87%, 4/30/36	1,697
2,640,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, 4/30/18 (f)	2,818
1,820,000	Virginia Electric & Power Co., 8.87%, 11/15/38	2,938
2,690,000	Virgolino de Oliveira Finance Ltd. 144A, 10.50%, 1/28/18 (b)	2,636
3,158,000	Vornado Realty LP, 4.25%, 4/1/15	3,232
2,895,000	Waste Management Inc., 7.75%, 5/15/32	4,066
2,800,000	Watson Pharmaceuticals Inc., 5.00%, 8/15/14	3,027
3,340,000	WellPoint Inc., 2.37%, 2/15/17	3,314
35,000	Wells Fargo & Co., 3.67%, 6/15/16 (g)	37
3,410,000	Wells Fargo & Co., 4.60%, 4/1/2021	3,654
2,550,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	2,578
2,790,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	2,883
3,120,000	Woodside Finance Ltd. 144A, 4.60%, 5/10/21 (b)	3,217

23	Payden Mutual Funds

Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)
1,000,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.87%, 5/1/20 (g)	$1,100
1,050,000	XM Satellite Radio Inc. 144A, 7.62%, 11/1/18 (b)	1,137
3,955,000	Yum! Brands Inc., 6.87%, 11/15/37	5,199

		329,402

Foreign Government (2%)
8,700,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12 BRL (e)	5,125
2,860,000	Dominican Republic International Bond 144A, 7.50%, 5/6/21 (b)	2,990
28,540,000	Mexican Bonos, 10.00%, 12/5/24 MXN (e)	2,848
2,000,000	Republic of Indonesia, 11.625%, 3/4/19 (f)	2,990
1,135,600	Russian Foreign Bond - Eurobond, 7.50%, 3/31/30 (f)	1,349

		15,302

Mortgage Backed (36%)
500,000	Bear Stearns Adjustable Rate Mortgage Trust, 2.71%, 10/25/35	409
4,532	Bear Stearns Adjustable Rate Mortgage Trust, 2.75%, 4/25/33	4
1,828,522	Extended Stay America Trust 144A, 2.95%, 11/5/27 (b)	1,825
6,241,687	FG G02385 30YR, 6.00%, 11/1/36	6,845
9,652,719	FG G06020 30YR, 5.50%, 12/1/39	10,446
3,600,000	FHR 2963 FV, 0.59%, 6/15/34	3,603
13,515,645	FN 254766, 5.00%, 6/1/33	14,620
828,024	FN 725027 30YR, 5.00%, 11/1/33	894
5,820,859	FN 725423, 5.50%, 5/1/34	6,355
5,660,501	FN 725424, 5.50%, 4/1/34	6,180
1,822,270	FN 725425, 5.50%, 4/1/34	1,993
6,590,310	FN 739821, 5.00%, 9/1/33	7,113
4,894,154	FN 745418 ARM, 5.50%, 4/1/36	5,342
10,233,822	FN 891386 30YR, 5.50%, 10/1/35	11,169
10,024,482	FN 995397 30YR, 5.50%, 12/1/38	10,889
5,184,720	FN AE0138 30YR, 4.50%, 3/1/40	5,491
4,188,954	FN AE0888 ARM, 3.56%, 2/1/41	4,374
7,900,000	FNMA 3.50%, 30YR TBA (c)	8,031
48,690,000	FNMA 4.00%, 30YR TBA (c)	50,622
11,815,000	FNMA 4.50%, 30YR TBA (c)	12,496
11,825,000	FNMA 5.50%, 30YR TBA (c)	12,828
2,067,591	FNW 04-W2 4A, 3.51%, 2/25/44	2,207
6,027,848	G2 4800 30YR, 4.00%, 9/20/40	6,438
11,910,000	G2SF 4.50%, 30YR TBA (c)	12,915
3,087,643	GN 711522 30YR, 4.50%, 7/15/40	3,374
300,000	Granite Master Issuer PLC, 0.67%, 12/17/54	152
209,245	Harborview Mortgage Loan Trust, 2.80%, 1/19/35	152
1,189,834	JP Morgan Mortgage Trust, 6.00%, 7/25/36	1,114
266,350	MLCC Mortgage Investors Inc., 2.09%, 8/25/29	244
65,548	Morgan Stanley Mortgage Loan Trust, 2.17%, 7/25/34	54
3,730,508	Morgan Stanley Mortgage Loan Trust, 5.50%, 11/25/35	3,464
147,430	Structured Asset Mortgage Investments Inc., 2.34%, 2/19/35	115
115,113	Structured Asset Mortgage Investments Inc., 4.04%, 7/25/32	110
35,762	Structured Asset Securities Corp., 2.49%, 8/25/32	19
2,462,105	Thornburg Mortgage Securities Trust, 0.98%, 9/25/44	2,243

Principal or Shares	Security Description	Value (000)
7,930,000	WaMu Mortgage Pass Through Certificates, 2.57%, 1/25/36	$6,119
1,574,019	WaMu Mortgage Pass Through Certificates, 5.34%, 7/25/37	884

		221,133

Municipal (0%)
1,495,000	California State, 7.55%, 4/1/39	1,823
NCUA Guaranteed (4%)
7,020,244	NCUA Guaranteed Notes, 0.61%, 11/6/17	7,022
9,608,681	NCUA Guaranteed Notes, 0.80%, 12/8/20	9,667
5,209,534	NCUA Guaranteed Notes, 2.65%, 10/29/20	5,404
330,000	NCUA Guaranteed Notes, 2.90%, 10/29/20	345

		22,438

Supranational (0%)
2,050,000	Inter-American Development Bank, 3.875%, 9/17/19 (g)	2,321
U.S. Treasury (12%)
15,000,000	U.S. Treasury Note, 1.00%, 9/30/16 (g)	15,013
14,400,000	U.S. Treasury Note, 2.12%, 8/15/21	14,339
11,850,000	U.S. Treasury Note, 3.75%, 8/15/41	13,096
22,000,000	U.S. Treasury Strip Principal, 0.00%, 11/15/40	8,272
15,000,000	U.S. Treasury Bill, 0.09%, 3/22/12 (d)	14,998
10,000,000	U.S. Treasury Bill, 0.23%, 7/26/12 (d) (h)	9,995

		75,713

Total Bonds (Cost - $656,522)		672,727

Investment Company (Cost - $80,698) (13%)
36,787,714	Payden Cash Reserves Money Market Fund *	36,788
1,438,902	Payden Emerging Markets Bond Fund *	20,749
3,180,739	Payden High Income Fund *	22,424

		79,961

Total (Cost - $737,220) (a) (121%)		752,688
Liabilities in excess of Other Assets (-21%)		(132,066)

Net Assets (100%)		$620,622

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation	$22,128
Unrealized depreciation	(6,660)

Net unrealized appreciation	$15,468

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security was purchased on a delayed delivery basis.

(d)	Yield to maturity at time of purchase.

(e)	Principal in foreign currency.

(f)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)	All or a portion of these securities are on loan. At October 31, 2011, the total market value of the Fund’s securities on loan is $29,474 and the

Annual Report	24

Payden Core Bond Fund continued

total market value of the collateral held by the Fund is $30,300. Amounts in 000s.

(h)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
12/13/2011	Australian Dollar (Buy 6,048)	Morgan Stanley	$390
12/13/2011	Malaysian Ringgit (Buy 14,140)	Barclays	49
12/13/2011	Singapore Dollar (Buy 5,778)	Morgan Stanley	83

			$522

Liabilities:
12/12/2011	Brazilian Real (Sell 8,900)	HSBC Securities	$(267)
11/8/2011	British Pound (Sell 107)	HSBC Securities	(7)
12/14/2011	British Pound (Sell 2,887)	Barclays	(134)
12/14/2011	Euro (Sell 7,738)	Morgan Stanley	(229)
11/17/2011	Mexican New Peso (Sell 37,940)	Royal Bank of Scotland	(26)

			$(663)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (000s)
300	U.S. Treasury 10 Year Note Future	Dec-11	$(38,719)	$85
129	U.S. Treasury 20 Year Note Future	Dec-11	17,935	15

				$100

Open Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)	Value (000s)
JPMorgan	3M US LIBOR	3.69%	Mar-21	$25,000	$(3,283)
Barclays	3M US LIBOR	4.00%	Dec-40	$9,400	(2,157)

					$(5,440)

See notes to financial statements.

25	Payden Mutual Funds

Payden Corporate Bond Fund

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.

Credit Quality - percent of value
AAA/AA	5%
A	29%
BBB	55%
BB	8%
B or below	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Bonds (98%)
Corporate (95%)
Capital Goods (1%)
300,000	Textron Inc., 5.60%, 12/1/17	$310
125,000	Waste Management Inc., 7.75%, 5/15/32	176

		486

Consumer Cyclical (12%)
215,000	Altria Group Inc., 4.75%, 5/5/21	232
360,000	Best Buy Co. Inc., 3.75%, 3/15/16	353
235,000	CVS Caremark Corp., 6.12%, 9/15/39	287
300,000	Expedia Inc., 7.45%, 8/15/18	338
210,000	Gap Inc., 5.95%, 4/12/21	200
250,000	Iconix Brand Group, Inc. 144A, 2.50%, 6/1/16 (b)	240
465,000	J.M. Smucker Co., 3.50%, 10/15/21	472
200,000	Ltd. Brands Inc., 6.62%, 4/1/21	211
300,000	Macy’s Retail Holdings Inc., 5.90%, 12/1/16	336
340,000	Marks & Spencer PLC 144A, 6.25%, 12/1/17 (b)	364
265,000	Pernod-Ricard SA 144A, 4.45%, 1/15/22 (b)	273
400,000	Time Warner Inc., 7.625%, 4/15/31	516
185,000	Viacom Inc., 6.87%, 4/30/36	237
195,000	Western Union Co., 5.93%, 10/1/16	218
200,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.87%, 5/1/20 (c)	220
210,000	Yum! Brands Inc., 6.87%, 11/15/37	276

		4,773

Consumer Non-Cyclical (6%)
100,000	Anheuser-Busch InBev Worldwide Inc., 5.375%, 1/15/20	119
80,000	Anheuser-Busch InBev Worldwide Inc., 8.20%, 1/15/39	125
150,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	140
410,000	Kraft Foods Inc., 6.50%, 2/9/40	526
300,000	Life Technologies Corp., 6.00%, 3/1/20	335
250,000	Mylan Inc. 144A, 7.62%, 7/15/17 (b)	278
250,000	Sigma Alimentos SA 144A, 5.62%, 4/14/18 (b)	257
285,000	Watson Pharmaceuticals Inc., 5.00%, 8/15/14	308
165,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	171

		2,259

Principal or Shares	Security Description	Value (000)
Energy (8%)
325,000	Encana Corp., 6.50%, 8/15/34	$391
250,000	Gazprom OAO Via Gaz Capital SA, 7.288%, 8/16/37 (e)	270
190,000	KazMunayGas National Co., 9.125%, 7/2/18 (e)	232
325,000	Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	372
200,000	Lukoil International Finance BV 144A, 7.25%, 11/5/19 (b)	220
280,000	National Rural Utilities Cooperative Finance Corp., 8.00%, 3/1/32	393
295,000	Southern Co., 1.95%, 9/1/16	298
210,000	TransCanada PipeLines Ltd., 7.625%, 1/15/39	301
465,000	Valero Energy Corp., 6.62%, 6/15/37	510
210,000	Woodside Finance Ltd. 144A, 4.50%, 11/10/14 (b)	223

		3,210

Financial (32%)
240,000	Banco de Credito del Peru/Panama 144A, 4.75%, 3/16/16 (b)	241
170,000	Banco do Brasil SA/Cayman 144A, 6.00%, 1/22/20 (b) (c)	189
330,000	Bank of America Corp., 7.625%, 6/1/19	359
845,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	888
320,000	Capital One Financial Corp., 3.15%, 7/15/16	326
115,000	Citigroup Inc., 6.00%, 10/31/33	110
500,000	Citigroup Inc., 6.01%, 1/15/15	538
110,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	117
100,000	Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (b)	118
300,000	Credit Suisse New York, 6.00%, 2/15/18	309
175,000	Digital Realty Trust LP, 5.87%, 2/1/20	181
400,000	FMR LLC 144A, 6.45%, 11/15/39 (b)	438
300,000	Ford Motor Credit Co. LLC, 8.12%, 1/15/20	365
965,000	General Electric Capital Corp., 5.875%, 1/14/38	1,039
315,000	General Electric Capital Corp., 6.37%, 11/15/67	314
400,000	Goldman Sachs Group Inc., 3.70%, 8/1/15	400
250,000	Health Care REIT Inc., 3.00%, 12/1/29	281
530,000	HSBC USA Inc., 5.00%, 9/27/20	516
440,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (b)	455

Annual Report	26

Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
200,000	Itau Unibanco Holding SA 144A, 6.20%, 12/21/21 (b)	$206
355,000	JPMorgan Chase & Co., 4.35%, 8/15/21	356
275,000	Lincoln National Corp., 4.85%, 6/24/21	272
230,000	Merrill Lynch & Co. Inc., 6.11%, 1/29/37	203
255,000	MetLife Inc., 6.40%, 12/15/36	252
100,000	MetLife Inc., 10.75%, 8/1/39 (c)	132
300,000	Morgan Stanley, 6.00%, 5/13/14	312
405,000	Morgan Stanley, 7.25%, 4/1/32	449
200,000	MPT Operating Partnership LP 144A, 6.87%, 5/1/21 (b)	200
425,000	North Fork Bancorporation Inc., 5.87%, 8/15/12	436
350,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (b)	470
250,000	Pemex Project Funding Master Trust, 6.625%, 6/15/35	275
275,000	Royal Bank of Scotland PLC, 3.25%, 1/11/14	273
300,000	Russian Agricultural Bank OJSC Via RSHB Capital SA 144A, 6.00%, 6/3/21 (b)	293
240,000	Wachovia Capital Trust III, 5.56%, 3/29/49	209
420,000	Wells Fargo & Co., 4.60%, 4/1/2021	450
345,000	Woodside Finance Ltd. 144A, 4.60%, 5/10/21 (b)	356

		12,328

Healthcare (5%)
405,000	Coventry Health Care Inc., 5.45%, 6/15/21	445
250,000	Hypermarcas SA 144A, 6.50%, 4/20/21 (b)	245
200,000	Valeant Pharmaceuticals International 144A, 7.00%, 10/1/20 (b)	199
400,000	Warner Chilcott Co. LLC, 7.75%, 9/15/18	419
440,000	WellPoint Inc., 2.37%, 2/15/17	437

		1,745

Industrial (4%)
150,000	Automotores Gildemeister SA 144A, 8.25%, 5/24/21 (b)	155
450,000	BAA Funding Ltd. 144A, 4.87%, 7/15/21 (b)	460
205,000	Raytheon Co., 3.12%, 10/15/20	207
395,000	Republic Services Inc., 5.50%, 9/15/19	455
420,000	Ryder System Inc., 3.50%, 6/1/17	434

		1,711

Material (4%)
300,000	ArcelorMittal, 9.85%, 6/1/19	356
250,000	Dow Chemical Co., 5.70%, 5/15/18	279
155,000	Dow Chemical Co., 9.40%, 5/15/39	242
240,000	E.I. du Pont de Nemours & Co., 4.25%, 4/1/21	268
255,000	Vale Overseas Ltd., 6.25%, 1/11/16	287
200,000	Vale Overseas Ltd., 6.87%, 11/21/36	229

		1,661

Real Estate Investment Trust (2%)
330,000	Health Care REIT Inc., 4.70%, 9/15/17	328
280,000	Vornado Realty LP, 4.25%, 4/1/15	287

		615

Technology (5%)
460,000	Intel Corp., 4.80%, 10/1/41	505
300,000	International Business Machines Corp., 5.87%, 11/29/32	380
220,000	Lockheed Martin Corp., 4.85%, 9/15/41	233
200,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16	210
390,000	Symantec Corp., 4.20%, 9/15/20	391

		1,719

Telecommunication (10%)
265,000	America Movil SAB de CV, 2.37%, 9/8/16	267
300,000	American Tower Corp., 4.62%, 4/1/15	320

Principal or Shares	Security Description	Value (000)
250,000	AT&T Inc., 6.55%, 2/15/39	$314
225,000	CBS Corp., 8.87%, 5/15/19	291
250,000	CC Holdings GS V LLC 144A, 7.75%, 5/1/17 (b)	272
100,000	Comcast Corp., 6.40%, 5/15/38	120
210,000	Grupo Televisa SA, 6.00%, 5/15/18	236
300,000	News America Inc., 6.40%, 12/15/35	339
225,000	Telecom Italia Capital, 5.25%, 11/15/13	226
320,000	Telefonica Emisiones SAU, 5.46%, 2/16/21	325
60,000	Telefonica Emisiones SAU, 7.045%, 6/20/36	66
250,000	Time Warner Cable Inc., 6.75%, 6/15/39	305
100,000	Time Warner Entertainment Co. LP, 8.375%, 7/15/33	136
100,000	Time Warner Inc., 5.37%, 10/15/41	106
200,000	Verizon Global Funding Corp., 7.75%, 6/15/32	278
200,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, 4/30/18 (e)	214

		3,815

Transportation (1%)
450,000	JB Hunt Transport Services Inc., 3.37%, 9/15/15	453
Utility (5%)
200,000	Ecopetrol SA, 7.625%, 7/23/19	241
300,000	Florida Power & Light Co., 5.69%, 3/1/40	382
250,000	MidAmerican Energy Holdings Co., 6.125%, 4/1/36	312
140,000	National Grid PLC, 6.30%, 8/1/16	161
225,000	Sempra Energy, 9.80%, 2/15/19	312
225,000	Virginia Electric & Power Co., 8.87%, 11/15/38	363

		1,771

Total Corporate		36,546

U.S. Treasury (3%)
200,000	U.S. Treasury Bill, 0.23%, 7/26/12 (d) (f)	200
880,000	U.S. Treasury Note, 2.12%, 8/15/21	876

		1,076

Total Bonds (Cost - $35,510)		37,622

Preferred Stock (Cost - $889) (2%)
8,600	General Motors Co.	357
9,500	PNC Capital Trust E	244
9,600	Vornado Realty Trust	249

		850

Purchased Put Options (Cost - $33) (0%)
13	S&P 500 Index, 1,150, 11/19/11	9
Investment Company (Cost - $1,364) (3%)
564,036	Payden Cash Reserves Money Market Fund *	564
114,943	Payden High Income Fund *	810

		1,374

Total (Cost - $37,796) (a) (103%)		39,855
Liabilities in excess of Other Assets (-3%)		(1,296)

Net Assets (100%)		$38,559

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$2,330
Unrealized depreciation	(271)

Net unrealized appreciation	$2,059

27	Payden Mutual Funds

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2011, the total market value of the Fund’s securities on loan is $431 and the total market value of the collateral held by the Fund is $450. Amounts in 000s.

(d)	Yield to maturity at time of purchase.

(e)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized (Depreciation) (000s)
20	U.S. Treasury 10 Year Note Future	Dec-11	$(2,581)	$(8)

See notes to financial statements.

Annual Report	28

Payden High Income Fund

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality - percent of value
AAA	5%
BBB	2%
BB	20%
B	46%
CC	7%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Bonds (94%)
Airport/Port (2%)
4,540,000	American Airlines Inc. 144A, 7.50%, 3/15/2016 (b) (c)	$3,836
2,920,000	Delta Air Lines Inc. 144A, 9.50%, 9/15/14 (b)	3,110
4,500,000	TAM Capital 3 Inc. 144A, 8.37%, 6/3/21 (b)	4,613
2,970,000	United Air Lines Inc. 144A, 9.875%, 8/1/13 (b)	3,126

		14,685

Consumer Cyclical (16%)
2,985,000	ACCO Brands Corp., 7.625%, 8/15/15 (c)	2,978
4,555,000	AMC Entertainment Inc., 8.75%, 6/1/19 (c)	4,840
2,530,000	Avis Budget Car Rental LLC, 7.625%, 5/15/14	2,562
5,250,000	Boyd Gaming Corp., 9.12%, 12/1/18 (c)	5,158
3,000,000	Burger King Corp, 9.87%, 10/15/18 (c)	3,232
2,650,000	Caesars Entertainment Operating Co. Inc., 11.25%, 6/1/17 (c)	2,849
1,000,000	Caesars Entertainment Operating Co. Inc., 12.75%, 4/15/18 (c)	885
4,000,000	Cedar Fair LP, 9.12%, 8/1/18	4,360
5,600,000	Chrysler Group LLC/CG Co-Issuer Inc. 144A, 8.00%, 6/15/19 (b)	5,180
4,000,000	CityCenter Holdings LLC 144A, 7.62%, 1/15/16 (b)	4,180
3,536,000	CKE Restaurants Inc., 11.37%, 7/15/18 (c)	3,819
4,600,000	ClubCorp Club Operations Inc., 10.00%, 12/1/18	4,370
1,145,000	Constellation Brands Inc., 7.25%, 5/15/17 (c)	1,265
3,130,000	Constellation Brands Inc., 7.25%, 9/1/16	3,439
3,700,000	DineEquity Inc., 9.50%, 10/30/18	3,940
3,435,000	Easton-Bell Sports Inc., 9.75%, 12/1/16	3,697
4,110,000	Elizabeth Arden Inc., 7.37%, 3/15/21 (c)	4,182
3,050,000	Equinox Holdings Inc. 144A, 9.50%, 2/1/16 (b)	3,096
2,710,000	Gap Inc., 5.95%, 4/12/21	2,578
2,790,000	Hanesbrands Inc., 8.00%, 12/15/16	3,027
4,500,000	Hertz Corp., 6.75%, 4/15/19	4,612
5,505,000	Host Hotels & Resorts LP 144A, 5.87%, 6/15/19 (b) (c)	5,601
1,985,000	Jarden Corp., 7.50%, 5/1/17 (c)	2,134
2,800,000	Jarden Corp., 8.00%, 5/1/16	3,062
4,920,000	KB Home, 6.25%, 6/15/15	4,379
2,850,000	Landry’s Restaurant Inc., 11.625%, 12/1/15	3,035

Principal or Shares	Security Description	Value (000)
3,440,000	Lennar Corp., 5.60%, 5/31/15	$3,397
4,150,000	Levi Strauss & Co., 7.62%, 5/15/20 (c)	4,264
635,000	Levi Strauss & Co., 8.875%, 4/1/16 (c)	668
2,500,000	Ltd. Brands Inc., 6.62%, 4/1/21 (c)	2,637
3,500,000	Ltd. Brands Inc., 6.90%, 7/15/17 (c)	3,754
3,775,000	MGM Resorts International, 6.75%, 4/1/13 (c)	3,770
5,000,000	NBTY Inc., 9.00%, 10/1/18	5,394
2,000,000	Needle Merger Sub. Corp. 144A, 8.12%, 3/15/19 (b)	1,920
2,105,000	NPC International, Inc., 9.50%, 5/1/14	2,152
855,000	Penn National Gaming Inc., 8.75%, 8/15/19	928
3,540,000	Pinnacle Entertainment Inc., 7.50%, 6/15/15 (c)	3,496
4,500,000	PVH Corp., 7.37%, 5/15/20 (c)	4,905
4,750,000	RadioShack Corp. 144A, 6.75%, 5/15/19 (b)	4,299
3,100,000	Revlon Consumer Products Corp., 9.75%, 11/15/15	3,340
3,300,000	Rite Aid Corp., 10.375%, 7/15/16 (c)	3,572
2,645,000	Sally Holdings LLC, 9.25%, 11/15/14 (c)	2,728
3,080,000	Sealy Mattress Co., 8.25%, 6/15/14 (c)	3,088
4,575,000	Sears Holding Corp., 6.62%, 10/15/18 (c)	3,969
2,000,000	Sonic Automotive Inc., 9.00%, 3/15/18 (c)	2,090
4,285,000	Susser Holdings LLC, 8.50%, 5/15/16	4,489
2,860,000	Toys R Us Property Co. LLC, 8.50%, 12/1/17	3,035
3,150,000	WMG Acquisition Corp., 9.50%, 6/15/16 (c)	3,355
4,300,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.87%, 5/1/20 (c)	4,730

		168,440

Consumer Non-Cyclical (8%)
7,855,000	Alliance One International Inc., 10.00%, 7/15/16	6,834
5,240,000	American Achievement Corp. 144A, 10.87%, 4/15/16 (b)	4,375
8,610,000	ARAMARK Corp., 8.50%, 2/1/15	8,976
3,290,000	B&G Foods Inc., 7.62%, 1/15/18	3,504
3,100,000	C&S Group Enterprises LLC 144A, 8.37%, 5/1/17 (b) (c)	3,224
4,365,000	Central Garden & Pet Co., 8.25%, 3/1/18	4,376
3,270,000	CEDC Finance Corp. International Inc. 144A, 9.125%, 12/1/16 (b)	2,371
2,000,000	Corrections Corp. of America, 7.75%, 6/1/17 (c)	2,175
4,815,000	Dean Foods Co., 7.00%, 6/1/16 (c)	4,863

29	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
4,600,000	DynCorp International Inc., 10.37%, 7/1/17 (c)	$4,220
2,760,000	Ingles Markets Inc., 8.875%, 5/15/17	2,974
2,180,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	2,038
3,280,000	JBS SA 144A, 10.50%, 8/4/16 (b) (c)	3,313
4,400,000	Michael Foods Inc., 9.75%, 7/15/18	4,609
3,000,000	Minerva Overseas Ltd. 144A, 10.87%, 11/15/19 (b)	2,640
1,295,000	New Albertson’s Inc., 8.00%, 5/1/31	1,094
3,155,000	Pinnacle Foods Finance LLC, 10.625%, 4/1/17 (c)	3,281
4,500,000	Reynolds Group Issuer Inc. 144A, 9.00%, 4/15/19 (b)	4,365
4,300,000	Stater Bros. Holdings Inc., 7.37%, 11/15/18 (c)	4,580
4,115,000	SUPERVALU Inc., 7.50%, 11/15/14 (c)	4,197
1,980,000	SUPERVALU Inc., 8.00%, 5/1/16 (c)	2,089

		80,098

Energy (11%)
2,500,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.50%, 5/20/21	2,487
4,000,000	BreitBurn Energy Partners LP, 8.62%, 10/15/20	4,180
3,500,000	Chesapeake Energy Corp., 6.12%, 2/15/21 (c)	3,684
325,000	Chesapeake Energy Corp., 6.50%, 8/15/17	351
1,000,000	Chesapeake Energy Corp., 6.875%, 11/15/20	1,102
2,500,000	Cimarex Energy Co.,7.125%, 5/1/17	2,612
3,915,000	Consol Energy Inc., 8.00%, 4/1/17	4,306
4,750,000	Copano Energy LLC/Copano Energy Finance Corp., 7.12%, 4/1/21	4,881
3,000,000	Denbury Resources Inc., 9.75%, 3/1/16	3,337
1,920,000	El Paso Corp., 6.50%, 9/15/20	2,107
1,185,000	El Paso Corp., 7.75%, 1/15/32 (c)	1,372
1,360,000	Encore Acquisition Co., 9.50%, 5/1/16	1,513
4,300,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., 10.00%, 12/1/20 (c)	4,536
4,950,000	Energy Transfer Equity LP, 7.50%, 10/15/20	5,371
4,855,000	EXCO Resources Inc., 7.50%, 9/15/18	4,831
3,030,000	Forest Oil Corp., 7.25%, 6/15/19 (c)	3,121
5,000,000	Inergy Finance LP, 7.00%, 10/1/18 (c)	5,050
3,000,000	Linn Energy LLC, 7.75%, 2/1/21	3,217
2,000,000	Linn Energy LLC, 8.62%, 4/15/20	2,215
5,000,000	MarkWest Energy Partners LP, 6.25%, 6/15/22	5,138
2,450,000	Newfield Exploration Co., 6.625%, 4/15/16	2,533
1,000,000	Newfield Exploration Co., 6.875%, 2/1/20 (c)	1,078
3,800,000	Niska Gas Storage, 8.87%, 3/15/18	3,952
4,000,000	OGX Petroleo e Gas Participacoes SA 144A, 8.50%, 6/1/18 (b)	4,000
3,000,000	Plains Exploration & Production Co., 6.62%, 5/1/21	3,135
1,000,000	Plains Exploration & Production Co., 7.00%, 3/15/17 (c)	1,043
4,300,000	Puget Energy Inc., 6.00%, 9/1/21	4,453
4,300,000	Sabine Pass LNG LP, 7.50%, 11/30/16	4,279
3,200,000	SandRidge Energy Inc., 8.75%, 1/15/20	3,320
3,000,000	Targa Resources Partners LP 144A, 6.87%, 2/1/21 (b)	2,978
2,350,000	Targa Resources Partners LP, 8.25%, 7/1/16	2,479
3,528,000	Tesoro Corp., 6.625%, 11/1/15	3,603
2,250,000	Western Refining Inc. 144A, 11.25%, 6/15/17 (b)	2,498
5,000,000	Whiting Petroleum Corp., 6.50%, 10/1/18 (c)	5,238

		110,000

Financial (13%)
4,220,000	Alfa Bank OJSC Via Alfa Bond Issuance PLC 144A, 7.75%, 4/28/21 (b)	4,119
1,810,000	Ally Financial Inc., 7.50%, 12/31/13	1,869
13,500,000	Ally Financial Inc., 7.50%, 9/15/20 (c)	13,686

Principal or Shares	Security Description	Value (000)
4,000,000	Ally Financial Inc., 8.00%, 3/15/20	$4,130
5,675,000	BAC Capital Trust VI, 5.625%, 3/8/35	4,467
4,000,000	Chiron Merger Sub Inc. 144A, 10.50%, 11/1/18 (b)	4,055
3,800,000	Citigroup Capital XXI, 8.30%, 12/21/57 (c)	3,847
20,200,000	CIT Group Inc.144A, 7.00%, 5/4/15 (b)	20,225
7,400,000	Ford Motor Credit Co. LLC, 8.12%, 1/15/20	9,009
4,580,000	Ford Motor Credit Co. LLC, 12.00%, 5/15/15	5,783
2,900,000	Halyk Savings Bank of Kazakhstan JSC 144A, 7.25%, 1/28/21 (b) (c)	2,798
3,500,000	Hartford Financial Services Group Inc., 8.125%, 6/15/38 (c)	3,579
2,500,000	Health Care REIT Inc., 3.00%, 12/1/29	2,809
4,100,000	Icahn Enterprises LP, 7.75%, 1/15/16	4,223
4,000,000	ICICI Bank Ltd. 144A, 6.375%, 4/30/22 (b)	3,780
4,500,000	Interactive Data Corp., 10.25%, 8/1/18	4,905
5,350,000	International Lease Finance Corp., 5.65%, 6/1/14	5,163
3,600,000	International Lease Finance Corp., 5.75%, 5/15/16 (c)	3,400
8,500,000	International Lease Finance Corp., 8.25%, 12/15/20 (c)	8,819
1,650,000	International Lease Finance Corp., 8.62%, 9/15/15	1,739
4,500,000	ING Groep NV, 5.775%, 12/29/49	3,589
3,500,000	Leucadia National Corp., 7.125%, 3/15/17	3,649
5,250,000	Springleaf Finance Corp., 6.90%, 12/15/17 (c)	4,029
5,600,000	UPCB Finance III Ltd. 144A, 6.62%, 7/1/20 (b)	5,600
3,000,000	XL Group PLC, 6.50%, 12/29/49	2,550

		131,822

Healthcare (8%)
1,225,000	Apria Healthcare Group Inc., 11.25%, 11/1/14	1,197
1,000,000	Apria Healthcare Group Inc., 12.375%, 11/1/14	915
4,610,000	Bausch & Lomb Inc., 9.875%, 11/1/15	4,864
4,000,000	Beagle Acquisition Corp. 144A, 11.00%, 12/31/19 (b)	4,180
2,760,000	Biomet Inc., 10.00%, 10/15/17 (c)	2,995
9,095,000	CHS/Community Health Systems Inc., 8.875%, 7/15/15 (c)	9,334
4,000,000	Gilead Sciences Inc., 0.62%, 5/1/13	4,745
5,000,000	Hanger Orthopedic Group Inc., 7.12%, 11/15/18	5,150
4,750,000	HCA Inc., 6.50%, 2/15/20	4,987
1,000,000	HCA Inc., 7.25%, 9/15/20	1,076
4,950,000	HCA Inc., 7.50%, 2/15/22 (c)	5,061
2,040,000	HCA Inc., 7.50%, 11/6/33	1,816
1,000,000	HCA Inc., 7.87%, 2/15/20	1,092
500,000	Healthsouth Corp., 7.25%, 10/1/18 (c)	502
4,350,000	Hypermarcas SA 144A, 6.50%, 4/20/21 (b) (c)	4,263
5,300,000	MPT Operating Partnership LP 144A, 6.87%, 5/1/21 (b)	5,300
4,260,000	Mylan Inc. 144A, 7.62%, 7/15/17 (b)	4,729
2,325,000	Patheon Inc. 144A, 8.62%, 4/15/17 (b)	1,988
1,412,000	Tenet Healthcare Corp., 10.00%, 5/1/18 (c)	1,627
1,000,000	Tenet Healthcare Corp., 8.00%, 8/1/20	1,038
4,725,000	United Surgical Partners International Inc., 8.875%, 5/1/17	4,849
2,915,000	US Oncology Inc. 144A Escrow, 9.125%, 8/15/17 (b)	0
5,000,000	Valeant Pharmaceuticals International 144A, 7.00%, 10/1/20 (b)	4,975
2,500,000	Vanguard Health Holding Co. LLC, 8.00%, 2/1/18	2,569
6,300,000	Warner Chilcott Co. LLC, 7.75%, 9/15/18	6,599

		85,851

Annual Report	30

Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)
Industrial (13%)
4,110,000	AK Steel Corp., 7.62%, 5/15/20 (c)	$3,863
4,000,000	Amsted Industries Inc. 144A, 8.12%, 3/15/18 (b)	4,240
5,200,000	Arch Coal Inc. 144A, 7.00%, 6/15/19 (b)	5,408
4,400,000	Automotores Gildemeister SA 144A, 8.25%, 5/24/21 (b)	4,532
2,210,000	Berry Plastics Corp., 8.25%, 11/15/15 (c)	2,343
2,000,000	Bombardier Inc. 144A, 7.75%, 3/15/20 (b) (c)	2,210
4,600,000	Case New Holland Inc., 7.87%, 12/1/17	5,209
3,790,000	Cemex SAB de CV 144A, 9.00%, 1/11/18 (b) (c)	3,203
5,000,000	CHC Helicopter SA 144A, 9.25%, 10/15/20 (b)	4,525
6,500,000	CMA CGM SA 144A, 8.50%, 4/15/17 (b)	2,925
5,500,000	Dana Holding Corp., 6.50%, 2/15/19	5,569
4,900,000	Exide Technologies, 8.62%, 2/1/18	4,924
2,148,000	Goodyear Tire & Rubber Co., 10.50%, 5/15/16 (c)	2,395
3,025,000	Iron Mountain Inc., 7.75%, 10/1/19 (c)	3,154
3,800,000	Kansas City Southern de Mexico SA de CV, 8.00%, 2/1/18	4,256
4,500,000	Lear Corp., 8.12%, 3/15/20	4,950
6,000,000	Lonking Holdings Ltd. 144A, 8.50%, 6/3/16 (b) (c)	5,640
3,455,000	Masco Corp., 6.125%, 10/3/16	3,489
5,540,000	Metinvest BV 144A, 8.75%, 2/14/18 (b)	5,318
5,560,000	Mobile Mini Inc., 7.87%, 12/1/20 (c)	5,588
2,500,000	Mohawk Industries Inc., 6.87%, 1/15/16	2,631
3,140,000	Navios Maritime Holdings Inc., 8.875%, 11/1/17	3,022
3,385,000	Navistar International Corp., 8.25%, 11/1/21 (c)	3,698
4,950,000	Swift Services Holdings Inc., 10.00%, 11/15/18 (c)	5,148
4,650,000	Texas Industries Inc., 9.25%, 8/15/20	4,255
3,510,000	TransDigm Inc., 7.75%, 12/15/18	3,826
3,045,000	Triumph Group Inc., 8.62%, 7/15/18	3,365
4,500,000	United Rentals North America Inc., 9.25%, 12/15/19	5,085
4,080,000	United States Steel Corp., 7.37%, 4/1/20 (c)	3,856
5,800,000	Vedanta Resources PLC 144A, 8.25%, 6/7/21 (b)	5,423
5,990,000	Virgolino de Oliveira Finance Ltd. 144A, 10.50%, 1/28/18 (b)	5,870
2,825,000	Western Express Inc. 144A, 12.50%, 4/15/15 (b)	1,709

		131,629

Material (4%)
3,500,000	Boise Paper Holdings LLC, 8.00%, 4/1/20	3,701
4,500,000	Fibria Overseas Finance Ltd. 144A, 6.75%, 3/3/21 (b)	4,500
3,700,000	FMG Resources August 2006 Pty Ltd. 144A, 6.87%, 2/1/18 (b)	3,570
3,000,000	FMG Resources August 2006 Pty. Ltd. 144A, 8.25%, 11/1/19 (b) (c)	3,045
3,700,000	Hexion US Finance Corp / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	3,672
4,900,000	Huntsman International LLC, 8.62%, 3/15/21 (c)	5,059
3,942,000	Libbey Glass Inc., 10.00%, 2/15/15	4,218
2,930,000	Nova Chemicals Corp., 8.375%, 11/1/16	3,241
2,000,000	PolyOne Corp., 7.37%, 9/15/20	2,025
3,100,000	Solutia Inc., 7.87%, 3/15/20 (c)	3,333
3,250,000	Weyerhaeuser Co., 7.375%, 10/1/19	3,593

		39,957

Technology (3%)
4,970,000	Equinix Inc., 8.12%, 3/1/18	5,442

Principal or Shares	Security Description	Value (000)
2,300,000	Fidelity National Information Services Inc., 7.62%, 7/15/17	$2,513
2,424,000	First Data Corp. 144A, 12.625%, 1/15/21 (b)	2,303
2,424,000	First Data Corp. 144A, 8.25%, 1/15/21 (b)	2,315
542,000	First Data Corp., 9.875%, 9/24/15 (c)	523
5,485,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16 (c)	5,759
3,500,000	Spirit Aerosystems Inc., 6.75%, 12/15/20 (c)	3,666
1,500,000	SunGard Data Systems Inc., 7.37%, 11/15/18	1,541
3,395,000	SunGard Data Systems Inc., 10.25%, 8/15/15	3,539
3,000,000	VeriSign Inc., 3.25%, 8/15/37	3,319

		30,920

Telecommunication (13%)
4,200,000	Avaya Inc. 144A, 7.00%, 4/1/19 (b)	4,053
2,500,000	Cablevision Systems Corp., 7.75%, 4/15/18	2,625
1,655,000	Cablevision Systems Corp., 8.625%, 9/15/17 (c)	1,804
3,300,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%, 4/30/21 (c)	3,316
6,650,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.87%, 4/30/18 (c)	7,115
5,000,000	CenturyLink Inc., 6.45%, 6/15/21	5,017
3,735,000	Cincinnati Bell Inc., 8.75%, 3/15/18 (c)	3,604
3,820,000	Clear Channel Worldwide Holdings Inc., 9.25%, 12/15/17	4,164
5,000,000	CommScope Inc. 144A, 8.25%, 1/15/19 (b)	4,950
3,495,000	Crown Castle International Corp., 9.00%, 1/15/15	3,827
3,330,000	CSC Holdings LLC, 7.87%, 2/15/18 (c)	3,671
190,000	CSC Holdings LLC, 8.50%, 6/15/15	207
3,490,000	CSC Holdings LLC, 8.62%, 2/15/19 (c)	3,979
2,150,000	DISH DBS Corp., 6.75%, 6/1/21 (c)	2,231
3,400,000	Entravision Communications Corp., 8.75%, 8/1/17 (c)	3,391
2,000,000	Frontier Communications Corp., 8.125%, 10/1/18	2,145
2,100,000	Frontier Communications Corp., 8.25%, 4/15/17 (c)	2,252
12,150,000	Intelsat Jackson Holdings 144A, 7.25%, 10/15/20 (b)	12,211
3,875,000	Lamar Media Corp., 7.87%, 4/15/18 (c)	4,078
2,066,000	Level 3 Financing Inc., 9.25%, 11/1/14 (c)	2,120
4,000,000	Liberty Mutual Group Inc. 144A, 7.80%, 3/15/37 (b)	3,680
3,000,000	Mediacom LLC, 9.125%, 8/15/19	3,173
5,000,000	MetroPCS Wireless Inc., 7.87%, 9/1/18 (c)	5,113
2,730,000	Nextel Communications Inc., 7.375%, 8/1/15 (c)	2,621
2,400,000	Pacnet Ltd. 144A, 9.25%, 11/9/15 (b)	2,172
5,160,000	Qwest Communications International Inc., 7.50%, 2/15/14	5,225
1,000,000	Qwest Communications International Inc., 8.00%, 10/1/15	1,085
4,000,000	SBA Communications Corp., 1.87%, 5/1/13 (c)	4,350
1,230,000	Sprint Capital Corp., 6.875%, 11/15/28	904
14,000,000	Sprint Capital Corp., 6.90%, 5/1/19 (c)	11,725
3,030,000	Sprint Nextel Corp., 6.00%, 12/1/16 (c)	2,651
4,400,000	TW Telecom Holdings Inc., 8.00%, 3/1/18	4,686
3,000,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, 4/30/18 (d)	3,203
1,370,000	Windstream Corp., 7.00%, 3/15/19	1,380
1,000,000	Windstream Corp., 7.875%, 11/1/17	1,085
3,600,000	XM Satellite Radio Inc. 144A, 7.62%, 11/1/18 (b)	3,897

		133,710

31	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Utility (3%)
2,490,000	AES Corp. 144A, 7.37%, 7/1/21 (b) (c)	$2,677
4,775,000	AES Corp., 8.00%, 10/15/17	5,264
1,170,000	AES Corp., 8.00%, 6/1/20	1,299
3,700,000	Calpine Corp. 144A, 7.25%, 10/15/17 (b)	3,866
1,800,000	Calpine Corp. 144A, 7.87%, 7/31/20 (b)	1,939
7,445,000	Edison Mission Energy, 7.00%, 5/15/17	5,249
1,430,000	Edison Mission Energy, 7.625%, 5/15/27	901
3,700,000	GenOn Energy Inc., 9.87%, 10/15/20 (c)	3,922
2,025,000	Intergen NV 144A, 9.00%, 6/30/17 (b)	2,103
4,000,000	NRG Energy Inc. 144A, 7.62%, 5/15/19 (b)	4,020
3,170,000	NRG Energy Inc., 8.50%, 6/15/19 (c)	3,329

		34,569

Total Bonds (Cost - $943,555)		961,681

Investment Company (Cost - $240,483) (23%)
240,483,093	Payden Cash Reserves Money Market Fund *	240,483

Total (Cost - $1,184,038) (a) (117%)		1,202,164
Liabilities in excess of Other Assets (-17%)		(173,119)

Net Assets (100%)		$1,029,045

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$39,003
Unrealized depreciation	(20,877)

Net unrealized appreciation	$18,126

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	All or a portion of these securities are on loan. At October 31, 2011, the total market value of the Fund’s securities on loan is $171,814 and the total market value of the collateral held by the Fund is $179,847. Amounts in 000s.
(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

See notes to financial statements.

Annual Report	32

Payden Tax Exempt Bond Fund

The Fund seeks income that is exempt from federal income tax and is cosistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of five to ten years.

Credit Quality - percent of value
AAA	25%
AA	46%
A	22%
BBB	7%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Bonds (96%)
General Obligation (22%)
450,000	California State, 5.00%, 12/1/15	$507
200,000	California State, 5.00%, 4/1/20	220
250,000	California State, 5.00%, 11/1/20	276
150,000	City of Columbus OH, 5.00%, 7/1/18	179
300,000	City of New York NY, 4.00%, 8/1/18	334
385,000	Commonwealth of Massachusetts, 5.50%, 12/1/16	461
200,000	County of Harris TX, 5.00%, 8/15/15	226
5,000	County of Prince George’s MD, 5.50%, 5/15/13 (b) FSA	5
210,000	North Carolina State, 5.00%, 5/1/20	256
200,000	Texas State, 4.00%, 8/1/20	225
140,000	Washington State, 5.00%, 8/1/22	167
350,000	Wisconsin State, 5.00%, 5/1/19 (b) AMBAC	418

		3,274

Revenue (71%)
Airport/Port (5%)
330,000	Los Angeles, CA Harbor Department, 5.00%, 8/1/19	383
400,000	Metropolitan Washington Airports Authority, 5.375%, 10/1/14 (b) FSA	414

		797

Electric & Gas (9%)
300,000	City of Mesa AZ, 5.25%, 7/1/17 (b) FGIC	349
150,000	Indiana Municipal Power Agency, 5.00%, 1/1/22	169
300,000	Intermountain Power Agency UT, 5.00%, 7/1/17 (b) AMBAC	344
120,000	Municipal Electric Authority of GA, 5.25%, 1/1/14	131
125,000	Nebraska Public Power District, 5.00%, 1/1/20	141
250,000	Salt River Project, AZ Agriculture Improvement & Power District, 4.00%, 1/1/15	273

		1,407

Principal or Shares	Security Description	Value (000)
Healthcare (3%)
150,000	Allegheny County PA, Hospital Development Authority, 5.00%, 6/15/12	$154
125,000	City of Rochester MN, 4.00%, 11/15/38	137
125,000	New York State Dormitory Authority, 5.00%, 2/15/21	146

		437

Income Tax (2%)
200,000	New York State Dormitory Authority, 5.00%, 3/15/20	233
Industrial Development/Pollution Control (8%)
470,000	Burke County, GA Development Authority, 2.30%, 10/1/32	479
125,000	California Infrastructure & Economic Development Bank, 5.00%, 6/1/21	146
200,000	County of Oconee SC, 3.60%, 2/1/17	211
415,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	415

		1,251

Lease (10%)
200,000	California State Public Works Board, 5.25%, 6/1/13	212
250,000	Kentucky Asset Liability Commission, 5.25%, 9/1/18	298
200,000	Kentucky State Property & Building Commission, 4.00%, 11/1/19	216
300,000	Laurens County, SC School District, 5.25%, 12/1/22	315
150,000	Miami-Dade County, FL School Board, 4.00%, 5/1/17	161
200,000	Oregon State Department of Administrative Services, 5.00%, 11/1/15	228

		1,430

Miscellaneous (6%)
315,000	Harris County, TX Cultural Education Facilities Finance Corp., 4.00%, 11/15/21	334
300,000	New Mexico Educational Assistance Foundation, 4.00%, 9/1/17	328
190,000	New York State Urban Development Corp., 5.25%, 1/1/21	217

		879

33	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Pre-Refunded (4%)
10,000	California State Department of Water Resources, 5.00%, 12/1/16 (b) MBIA	$11
100,000	Connecticut State, 5.125%, 11/15/13	100
5,000	Georgia State, 5.00%, 3/1/13	5
250,000	Maryland State, 5.00%, 2/15/18	284
205,000	Virginia State Resources Authority, 5.00%, 11/1/11	205

		605

Recreational (0%)
50,000	California Infrastructure & Economic Development Bank, 5.00%, 7/1/16	53
Resource Recovery (1%)
200,000	South Bayside Waste Management Authority, CA, 5.25%, 9/1/24	202
Sales Tax (7%)
110,000	Arizona Transportation Board, 5.00%, 7/1/25	124
250,000	New York City Transitional Finance Authority, 5.00%, 11/1/15	286
200,000	Pima County, AZ Regional Transportation Authority, 4.00%, 6/1/15	218
250,000	Riverside County, CA, 0.11%, 6/1/29	250
125,000	Santa Clara Valley, CA Transportation Authority, 5.00%, 6/1/18	149

		1,027

Tax Allocation (1%)
100,000	San Jose, CA Redevelopment Agency, 5.00%, 8/1/24	94
Transportation (8%)
510,000	Maryland State Transportation Authority, 5.00%, 7/1/17	601
150,000	New Jersey Transportation Trust Fund Authority, 5.00%, 6/15/23	163
200,000	New York State Thruway Authority, 5.00%, 3/15/17	234
100,000	Texas State Transportation Commission, 5.00%, 4/1/18	117

		1,115

Water & Sewer (7%)
150,000	New York State Environmental Facilities Corp., 5.00%, 11/15/14	169
400,000	Texas Water Development Board, 4.00%, 7/15/18	455
400,000	Turlock, CA Irrigation District, 3.00%, 1/1/16	416

		1,040

Total Revenue		10,570

U.S. Treasury (3%)
500,000	U.S. Treasury Bill, 0.00%, 10/18/12 (c)	499

Total Bonds (Cost - $13,844)		14,343

Investment Company (Cost - $925) (6%)
924,550	Dreyfus Tax Exempt Cash Management Fund	925

Total (Cost - $14,769) (a) (102%)		15,268
Liabilities in excess of Other Assets (-2%)		(356)

Net Assets (100%)		$14,912

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation	$510
Unrealized depreciation	(11)

Net unrealized appreciation	$499

(b)	Payment of principal and/or interest is insured against default by a monoline insurer.

(c)	Yield to maturity at time of purchase.

Annual Report	34

See notes to financial statements.

Payden Calfornia Municipal Income Fund

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

Credit Quality - percent of value
AAA	3%
AA	53%
A	32%
BBB	12%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Bonds (98%)
General Obligation (26%)
480,000	California State, 5.00%, 11/1/22	$534
500,000	California State, 5.00%, 12/1/15	563
935,000	California State, 5.00%, 3/1/16	1,047
1,000,000	California State, 5.00%, 3/1/17 (b) MBIA	1,118
330,000	California State, 5.00%, 6/1/14	361
500,000	California State, 5.00%, 7/1/18	577
470,000	California State, 5.00%, 7/1/19	541
500,000	California State, 5.00%, 8/1/20	547
500,000	California State, 5.00%, 9/1/17	563
480,000	California State, 5.25%, 10/1/21	541
1,000,000	California State, 5.25%, 2/1/20	1,131
1,300,000	California State, 5.50%, 4/1/19	1,511
320,000	City of Los Angeles CA, 4.00%, 9/1/15	352
250,000	City of Los Angeles CA, 5.25%, 9/1/13 (b) FGIC	271
585,000	Coast Community College District CA, 5.00%, 8/1/23 (b) FSA	640
450,000	Los Angeles, CA Unified School District, 5.00%, 7/1/21	506
200,000	Perris, CA Union High School District, 3.75%, 9/1/13	210
450,000	San Carlos CA, Elementary School District, 0.00%, 10/1/18 (b) MBIA	333

		11,346

Revenue (70%)
Airport/Port (9%)
500,000	City of Long Beach CA, 5.00%, 5/15/17	554
300,000	City of Long Beach CA, 5.00%, 5/15/19	351
210,000	Los Angeles, CA Department of Airports, 4.00%, 5/15/18	231
300,000	Los Angeles, CA Department of Airports, 5.00%, 5/15/18	349
745,000	Los Angeles, CA Harbor Department, 5.00%, 8/1/19	865
750,000	San Francisco, CA City & County Airports Commission, 5.00%, 5/1/17	851
340,000	San Francisco, CA City & County Airports Commission, 5.00%, 5/1/21	377

Principal or Shares	Security Description	Value (000)
365,000	San Francisco, CA City & County Airports Commission, 5.25%, 5/1/18	$421

		3,999

Electric & Gas (9%)
430,000	California Infrastructure & Economic Development Bank, 5.00%, 2/1/13	453
550,000	California State Department of Water Resources, 5.00%, 5/1/16	632
450,000	California State Department of Water Resources, 5.00%, 5/1/21	508
500,000	Los Angeles, CA Department of Water & Power, 5.00%, 7/1/21	590
500,000	Los Angeles, CA Department of Water & Power, 5.25%, 7/1/23	574
400,000	Northern CA, Power Agency, 5.00%, 7/1/18	465
665,000	Southern CA, Public Power Authority, 5.00%, 7/1/18	781

		4,003

Healthcare (4%)
340,000	California Health Facilities Financing Authority, 5.00%, 10/1/18	387
700,000	City of Newport Beach CA, 5.00%, 12/1/38	738
410,000	City of Torrance CA, 5.00%, 9/1/22	439

		1,564

Industrial Development/Pollution Control (4%)
550,000	California Infrastructure & Economic Development Bank, 5.00%, 2/1/19	586
410,000	California Infrastructure & Economic Development Bank, 5.00%, 6/1/21	479
400,000	California Statewide Communities Development Authority, 4.25%, 11/1/33	434
450,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	450

		1,949

Lease (10%)
1,585,000	California State Public Works Board, 5.00%, 3/1/21	1,808

35	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
300,000	California State Public Works Board, 5.25%, 6/1/13	$317
1,000,000	California State Public Works Board, 5.50%, 6/1/15	1,089
630,000	County of Orange CA, 5.00%, 6/1/14 (b) MBIA	693
500,000	County of San Diego CA, 5.00%, 10/1/24	542

		4,449

Miscellaneous (1%)
250,000	California Infrastructure & Economic Development Bank, 3.90%, 4/1/33	251
Pre-Refunded (2%)
130,000	California Infrastructure & Economic Development Bank, 5.00%, 7/1/23	160
475,000	California Infrastructure & Economic Development Bank, 5.125%, 7/1/37	593

		753

Recreational (0%)
150,000	California Infrastructure & Economic Development Bank, 5.00%, 7/1/16	160
Resource Recovery (1%)
500,000	South Bayside Waste Management Authority, CA, 5.25%, 9/1/24	504
Sales Tax (5%)
825,000	Los Angeles County, CA Metropolitan Transportation Authority, 5.00%, 7/1/16	950
400,000	Los Angeles County, CA Metropolitan Transportation Authority, 5.00%, 7/1/19	424
600,000	Riverside County, CA, 0.11%, 6/1/29	600
365,000	Santa Clara Valley, CA Transportation Authority, 5.00%, 6/1/18	436

		2,410

Tax Allocation (2%)
85,000	San Dimas, CA Redevelopment Agency, 6.75%, 9/1/16 (b) FSA	87
400,000	San Jose, CA Redevelopment Agency, 5.00%, 8/1/22	398
200,000	San Jose, CA Redevelopment Agency, 5.00%, 8/1/24	188

		673

Transportation (5%)
1,000,000	Bay Area Governments Association CA, 5.00%, 8/1/17	1,044
1,000,000	Puerto Rico Highway & Transportation Authority, 5.50%, 7/1/15 (b) FSA	1,108

		2,152

University (3%)
705,000	University of California, 5.00%, 5/15/18	818
300,000	University of California, 5.00%, 5/15/20	344
150,000	University of California, 5.00%, 5/15/40	157

		1,319

Water & Sewer (15%)
200,000	Brentwood CA, Infrastructure Financing Authority, 5.50%, 7/1/20	231
745,000	Central Marin Sanitation Agency, CA, 5.00%, 9/1/18 (b) MBIA	828
325,000	Contra Costa, CA Water District, 5.00%, 10/1/18	389
225,000	Los Angeles County, CA Sanitation District, 5.00%, 10/1/13 (b) FSA	244

Principal or Shares	Security Description	Value (000)
300,000	Los Angeles, CA Water & Power, 0.10%, 7/1/35	$300
500,000	Metropolitan Water District of Southern CA, 5.00%, 7/1/17	594
735,000	Metropolitan Water District of Southern CA, 5.00%, 7/1/20	876
595,000	Sacramento County, CA Sanitation Districts Financing Authority, 3.00%, 12/1/15	632
550,000	San Diego County, CA Water Authority, 5.00%, 5/1/21 (b) FSA	609
475,000	San Francisco, CA City & County Public Utilities Commission, 5.00%, 11/1/16	554
500,000	San Francisco, CA City & County Public Utilities Commission, 5.00%, 11/1/20	600
310,000	San Francisco, CA City & County Public Utilities Commission, 5.00%, 11/1/24	354
500,000	Turlock, CA Irrigation District, 3.00%, 1/1/16	521

		6,732

Total Revenue		30,918

U.S. Treasury (2%)
600,000	U.S. Treasury Bill, 0.00%, 10/18/12 (c)	599
300,000	U.S. Treasury Bill, 0.16%, 5/31/12 (c)	300

		899

Total Bonds (Cost - $41,794)		43,163

Investment Company (Cost - $793) (1%)
793,324	Dreyfus General CA Municipal Money Market Fund	793

Total (Cost - $42,587) (a) (99%)		43,956
Other Assets, net of Liabilities (1%)		309

Net Assets (100%)		$44,265

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,433
Unrealized depreciation	(64)

Net unrealized appreciation	$1,369

(b)	Payment of principal and/or interest is insured against default by a monoline insurer.

(c)	Yield to maturity at time of purchase.

Annual Report	36

See notes to financial statements.

Payden Global Short Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

Portfolio Composition - percent of value
Corporate	72%
Foreign Government	4%
Mortgage Backed	11%
FDIC Guaranreed	4%
Others	9%

This information is not part of the audited financial statement.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Bonds (101%)
Australia (GBP) (1%)
600,000	National Australia Bank Ltd., 5.375%, 12/8/14	$1,049
Australia (USD) (1%)
730,000	Commonwealth Bank of Australia 144A, 2.12%, 3/17/14 (b)	738
210,000	Woodside Finance Ltd. 144A, 4.50%, 11/10/14 (b)	223
70,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (b)	71

		1,032

Bermuda (USD) (0%)
130,000	Noble Group Ltd. 144A, 8.50%, 5/30/13 (b)	140
Brazil (BRL) (1%)
680,000	Anheuser-Busch InBev Worldwide Inc., 9.75%, 11/17/15	424
Brazil (USD) (3%)
1,000,000	Banco Bradesco SA/Cayman Islands 144A, 2.39%, 5/16/14 (b)	988
340,000	Banco do Brasil SA/Cayman 144A, 4.50%, 1/22/15 (b)	356
350,000	Banco do Nordeste do Brasil SA 144A, 3.62%, 11/9/15 (b) (d)	352
230,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	215

		1,911

Canada (USD) (3%)
280,000	Barrick Gold Corp., 1.75%, 5/30/14	284
650,000	Caisse Centrale Desjardins du Quebec 144A, 1.70%, 9/16/13 (b)	653
220,000	Province of British Columbia, Canada, 2.65%, 9/22/21	222
400,000	Province of Ontario Canada, 1.60%, 9/21/16	396
120,000	Rogers Communications Inc., 6.375%, 3/1/14	134
115,000	Teck Resources Ltd., 3.85%, 8/15/17	122
200,000	Toronto-Dominion Bank, 2.50%, 7/14/16 Sr. Notes	205
140,000	TransCanada PipeLines Ltd., 3.40%, 6/1/15	148

		2,164

Cayman Islands (EUR) (1%)
300,000	Thames Water Utilities Cayman Finance Ltd., 6.125%, 2/4/13	440

Principal or Shares	Security Description	Value (000)
Cayman Islands (USD) (1%)
250,000	IPIC GMTN Ltd. 144A, 3.12%, 11/15/15 (b)	$253
480,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16	504

		757

Denmark (USD) (1%)
790,000	Danske Bank AS 144A, 1.45%, 4/14/14 (b) (d)	760
France (EUR) (1%)
280,000	Banque PSA Finance SA, 3.50%, 1/17/14	386
400,000	RCI Banque SA, 2.45%, 4/7/15	518

		904

France (USD) (3%)
790,000	Banque PSA Finance SA 144A, 2.27%, 4/4/14 (b)	728
500,000	RCI Banque SA 144A, 2.26%, 4/11/14 (b)	464
600,000	Societe Generale 144A, 1.65%, 12/13/13 (b)	551
150,000	Veolia Environnement, 5.25%, 6/3/13	158

		1,901

Hong Kong (USD) (1%)
300,000	China Resources Land Ltd. 144A, 4.62%, 5/19/16 (b)	294
India (USD) (0%)
180,000	ICICI Bank Ltd. 144A, 5.50%, 3/25/15 (b)	185
Ireland (EUR) (0%)
68,867	Cars Alliance Funding PLC, 1.67%, 10/8/23	96
Israel (USD) (0%)
220,000	Teva Pharmaceutical Finance III BV, 1.70%, 3/21/14	221
Korea (USD) (2%)
520,000	Korea Finance Corp., 3.25%, 9/20/16	513
350,000	Korea National Oil Corp. 144A, 2.87%, 11/9/15 (b)	345
420,000	Shinhan Bank 144A, 4.37%, 9/15/15 (b)	426

		1,284

Mexico (MXN) (1%)
9,000,000	Mexican Bonos, 8.00%, 12/19/13	731
Mexico (USD) (1%)
100,000	America Movil SAB de CV, 3.62%, 3/30/15	106
150,000	Cemex SAB de CV 144A, 3.25%, 3/15/16 (b)	89
550,000	Petroleos Mexicanos, 4.875%, 3/15/15	588

		783

37	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Multinational (USD) (1%)
800,000	Westfield Capital LLC 144A, 5.12%, 11/15/14 (b)	$856
Netherlands (EUR) (1%)
591,027	Globaldrive BV 144A, 2.11%, 4/20/19 (b)	823
Netherlands (GBP) (1%)
500,000	Bank Nederlandse Gemeenten, 2.62%, 12/10/13	830
Netherlands (USD) (1%)
760,000	ING Bank NV 144A, 1.39%, 3/15/13 (b)	750
290,000	Volkswagen International Finance NV 144A, 1.62%, 8/12/13 (b)	291

		1,041

Norway (EUR) (1%)
250,000	Statkraft AS, 1.78%, 3/22/13	348
Norway (USD) (0%)
100,000	SpareBank 1 Boligkreditt AS 144A, 1.25%, 10/25/13 (b)	100
Panama (USD) (1%)
710,000	Republic of Panama, 9.375%, 7/23/12 (d)	751
Peru (USD) (2%)
780,000	Banco de Credito del Peru/Panama 144A, 4.75%, 3/16/16 (b)	784
370,000	Republic of Peru, 9.125%, 2/21/12	378

		1,162

Qatar (USD) (2%)
300,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	320
140,000	Qatar Government International Bond 144A, 4.00%, 1/20/15 (b)	148
250,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	275
500,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 144A, 4.50%, 9/30/12 (b)	511

		1,254

Spain (USD) (0%)
280,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	277
Supranational (NOK) (1%)
5,200,000	Asian Development Bank, 3.37%, 5/20/14	962
Sweden (EUR) (2%)
1,000,000	SBAB Bank AB, 2.16%, 2/1/13	1,394
Switzerland (USD) (1%)
590,000	Credit Suisse New York, 1.36%, 1/14/14	579
United Kingdom (EUR) (2%)
500,000	BAA Funding Ltd., 3.97%, 2/15/12 (e)	699
300,000	ITV PLC, 10.00%, 6/30/14	462

		1,161

United Kingdom (GBP) (3%)
400,000	Coventry Building Society, 2.00%, 4/5/12	649
200,000	Marks & Spencer PLC, 5.87%, 5/29/12	329
600,000	National Grid PLC, 6.12%, 4/15/14	1,059
250,000	Scottish & Southern Energy PLC, 5.75%, 2/5/14	436

		2,473

United Kingdom (USD) (7%)
510,000	Arkle Master Issuer PLC 144A, 1.44%, 5/17/60 (b)	508
280,000	Barclays Bank PLC, 1.43%, 1/13/14	270
900,000	Fosse Master Issuer PLC 144A, 1.80%, 10/18/54 (b)	897
750,000	Granite Master Issuer PLC, 0.67%, 12/17/54	381
300,000	HSBC Bank PLC 144A, 1.62%, 8/12/13 (b)	299
540,000	HSBC Bank PLC 144A, 1.62%, 7/7/14 (b) (d)	542
610,000	Lloyds TSB Bank PLC, 2.76%, 1/24/14	592
380,000	Royal Bank of Scotland PLC, 3.25%, 1/11/14	378
850,000	Vedanta Resources PLC 144A, 6.75%, 6/7/16 (b)	791
400,000	Vodafone Group PLC, 4.15%, 6/10/14	431

		5,089

Principal or Shares	Security Description	Value (000)
United States (EUR) (0%)
50,000	Pfizer Inc., 3.625%, 6/3/13	$72
United States (GBP) (3%)
300,000	Bank of America Corp., 1.00%, 6/11/12	473
700,000	Hartford Life Institutional Funding, 5.37%, 1/17/12	1,147
470,000	SunTrust Bank, 1.05%, 6/22/12	753

		2,373

United States (USD) (51%)
310,000	AES Corp., 7.75%, 3/1/14	335
130,000	Airgas Inc., 2.85%, 10/1/13	133
490,000	Ally Financial Inc., 4.50%, 2/11/14	480
270,000	American Express Credit Corp., 1.20%, 6/24/14	265
195,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	194
200,000	AT&T Inc., 2.40%, 8/15/16	205
277,802	Banc of America Mortgage Securities Inc., 2.79%, 10/20/32	262
175,000	Bank of America Corp., 4.90%, 5/1/13	177
200,000	BB&T Corp., 3.375%, 9/25/13	208
900,000	Berkshire Hathaway Inc., 3.75%, 8/15/21 (d)	926
500,000	Cadbury Schweppes US Finance LLC 144A, 5.12%, 10/1/13 (b)	534
260,000	Capital One Financial Corp., 2.12%, 7/15/14	260
535,000	Case New Holland Inc., 7.75%, 9/1/13	572
250,000	Charter Communications Operating LLC 144A, 8.00%, 4/30/12 (b)	257
400,000	CIT Group Inc. 144A, 5.25%, 4/1/14 (b)	400
140,000	Citigroup Inc., 1.13%, 2/15/13	138
125,000	Citigroup Inc., 5.30%, 10/17/12	128
270,000	Complete Production Services Inc., 8.00%, 12/15/16	282
100,000	Corn Products International Inc., 3.20%, 11/1/15	103
335,000	Corrections Corp of America, 6.25%, 3/15/13	336
65,000	CSC Holdings LLC, 8.50%, 4/15/14	72
175,000	CSC Holdings LLC, 8.50%, 6/15/15	191
480,000	Daimler Finance North America LLC 144A, 1.95%, 3/28/14 (b)	478
260,000	DENTSPLY International Inc., 1.80%, 8/15/13	262
305,000	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 4.75%, 10/1/14	331
210,000	Dow Chemical Co., 2.50%, 2/15/16	211
150,000	Enterprise Products Operating LLC, 3.20%, 2/1/16	156
60,000	Equifax Inc., 4.45%, 12/1/14	64
160,000	ERAC USA Finance LLC 144A, 2.25%, 1/10/14 (b)	161
180,000	ERAC USA Finance LLC. 144A, 2.75%, 7/1/13 (b)	182
983,076	Extended Stay America Trust 144A, 2.95%, 11/5/27 (b)	981
1,136,827	FDIC Structured Sale Guaranteed Notes 144A, 0.95%, 12/4/20 (b)	1,137
748,673	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (b)	770
689,200	FDIC Trust 144A, 2.18%, 5/25/50 (b)	690
500,000	First Investors Auto Owner Trust 144A, 3.40%, 3/15/16 (b)	500
1,500,000	FN 468531 ARM, 0.57%, 7/1/16	1,507
370,000	Ford Motor Credit Co. LLC, 3.87%, 1/15/15	370
510,000	Frontier Communications Corp, 6.25%, 1/15/13	524
910,000	G2SF 4.50%, 30YR TBA (c)	987
400,000	General Electric Capital Corp., 1.87%, 9/16/13	404
270,000	General Electric Capital Corp., 3.75%, 11/14/14	285
150,000	General Electric Capital Corp., 5.90%, 5/13/14	165
14,766	GMAC Mortgage Corp. Loan Trust, 5.00%, 11/25/33	15
780,000	Goldman Sachs Group Inc., 1.26%, 2/7/14	746
1,071,234	GSR Mortgage Loan Trust, 2.72%, 9/25/35	963
792,430	Harborview Mortgage Loan Trust, 2.76%, 12/19/35	500
680,000	Hartford Financial Services Group Inc., 4.00%, 3/30/15	682
420,000	HCP Inc., 2.70%, 2/1/14	416

Annual Report	38

Principal or Shares	Security Description	Value (000)
300,000	Hewlett-Packard Co., 2.35%, 3/15/15	$306
100,000	Hyundai Capital America 144A, 3.75%, 4/6/16 (b)	99
670,000	Hyundai Capital Auto Funding Ltd. 144A, 1.23%, 9/20/16 (b)	666
170,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (b)	176
260,000	JB Hunt Transport Services Inc., 3.37%, 9/15/15	262
300,000	JPMorgan Chase & Co., 4.75%, 5/1/13	315
170,000	KeyCorp, 3.75%, 8/13/15	174
575,000	Kinder Morgan Kansas Inc., 6.50%, 9/1/12	588
90,000	Kraft Foods Inc., 2.62%, 5/8/13	92
100,000	Kraft Foods Inc., 5.25%, 10/1/13	107
194,111	L.A. Arena Funding LLC 144A, 7.656%, 12/15/26 (b)	197
450,000	Levi Strauss & Co., 8.875%, 4/1/16 (d)	474
264,377	MASTR Asset Securitization Trust, 5.00%, 7/25/19	273
175,000	Merrill Lynch & Co. Inc., 6.05%, 8/15/12	177
175,000	Micron Technology Inc. 144A, 1.50%, 8/1/31 (b)	146
460,000	MMAF Equipment Finance LLC 144A, 1.27%, 9/15/15 (b)	461
330,000	Morgan Stanley, 1.40%, 4/29/13	320
250,000	NASDAQ OMX Group Inc., 4.00%, 1/15/15	259
170,000	NBCUniversal Media LLC, 2.10%, 4/1/14	173
210,000	NBCUniversal Media LLC, 3.65%, 4/30/15	222
139,690	NCUA Guaranteed Notes, 1.84%, 10/7/20	141
300,000	NextEra Energy Capital Holdings Inc., 2.55%, 11/15/13	306
230,000	Nissan Motor Acceptance Corp. 144A, 3.25%, 1/30/13 (b)	234
190,000	PACCAR Financial Corp., 1.55%, 9/29/14	189
500,000	Plains Exploration & Production Co., 7.75%, 6/15/15	521
300,000	Prudential Financial Inc., 2.75%, 1/14/13	304
510,000	Revlon Consumer Products Corp., 9.75%, 11/15/15	549
170,000	Rockies Express Pipeline LLC 144A, 3.90%, 4/15/15 (b)	167
60,000	Simon Property Group LP, 4.20%, 2/1/15	63
710,000	Sprint Capital Corp., 8.375%, 3/15/12	721
515,000	Steel Dynamics Inc., 7.375%, 11/1/12	535
130,000	Stryker Corp., 3.00%, 1/15/15	137
510,000	Susser Holdings LLC, 8.50%, 5/15/16	534
200,000	TD Ameritrade Holding Corp., 4.15%, 12/1/14	213
450,000	Tesoro Corp., 6.625%, 11/1/15	459
1,059,640	Thornburg Mortgage Securities Trust, 1.74%, 3/25/44	898
140,000	Time Warner Inc., 3.15%, 7/15/15	146
450,000	U.S. Treasury Note, 0.25%, 9/15/14	448
660,000	U.S. Treasury Note, 1.00%, 9/30/16 (d)	661
550,000	U.S. Treasury Note, 1.25%, 10/31/15	562
127,000	U.S. Treasury Note, 1.37%, 11/15/12 (f)	129
280,000	U.S. Treasury Note, 2.12%, 8/15/21	279
390,000	Union Bank NA, 2.12%, 12/16/13	396
130,000	University of California, 1.98%, 5/15/50	132
400,000	Valeant Pharmaceuticals International 144A, 6.50%, 7/15/16 (b)	402
100,000	Viacom Inc., 4.375%, 9/15/14	108
170,000	Vornado Realty LP, 4.25%, 4/1/15	174
260,000	Wachovia Bank NA, 4.80%, 11/1/14	277
747,225	WaMu Mortgage Pass Through Certificates, 5.93%, 10/25/36	634
160,000	Watson Pharmaceuticals Inc., 5.00%, 8/15/14	173
460,000	WellPoint Inc., 2.37%, 2/15/17	456
350,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	354
150,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	155

		36,889

Total Bonds (Cost - $74,550)		73,510

Investment Company (Cost - $4,562) (6%)
4,562,398	Payden Cash Reserves Money Market Fund *	4,562

Total (Cost - $79,112) (a) (107%)		78,072
Liabilities in excess of Other Assets (-7%)		(5,051)

Net Assets (100%)		$73,021

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$789
Unrealized depreciation	(1,829)

Net unrealized depreciation	$(1,040)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security purchased on a delayed delivery basis.

(d)	All or a portion of these securities are on loan. At October 31, 2011, the total market value of the Fund’s securities on loan is $4,063 and the total market value of the collateral held by the Fund is $4,184. Amounts in 000s.

(e)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	All or a portion of the security is pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized (Depreciation) (000s)
Liabilities:
12/12/2011	Brazilian Real (Sell 728)	HSBC Securities	$(22)
11/8/2011	British Pound (Sell 4,254)	HSBC Securities	(303)
11/8/2011	Euro (Sell 3,940)	Citigroup	(242)
11/17/2011	Mexican New Peso (Sell 9,880)	Royal Bank of Scotland	(7)
11/8/2011	Norwegian Krone (Sell 5,426)	Royal Bank of Scotland	(61)

			$(635)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
42	Australian 3 Year Bond Future	Dec-11	$4,719	$(56)
6	U.S. Treasury 5 Year Note Future	Dec-11	736	4
10	U.S. Treasury 10 Year Note Future	Dec-11	1,291	(1)

				$(53)

See notes to financial statements.

39	Payden Mutual Funds

Payden Global Short Bond Fund continued

Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

Portfolio Composition - percent of value
Foreign Government	32%
Corporate	41%
Investment Company	17%
U.S.Treasury	6%
Other	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Bonds (84%)
Argentina (USD) (0%)
170,000	Republic of Argentina, 7.00%, 10/3/15	$153
Australia (USD) (1%)
360,000	Woodside Finance Ltd. 144A, 4.60%, 5/10/21 (b)	371
Austria (EUR) (1%)
270,000	Republic of Austria 144A, 4.15%, 3/15/37 (b)	409
110,000	Republic of Austria, 3.65%, 4/20/22	161

		570

Bermuda (EUR) (0%)
200,000	Fidelity International Ltd., 6.87%, 2/24/17	295
Brazil (BRL) (2%)
770,000	Anheuser-Busch InBev Worldwide Inc., 9.75%, 11/17/15	481
1,400,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12	825

		1,306

Brazil (USD) (3%)
220,000	Banco do Brasil SA/Cayman 144A, 6.00%, 1/22/20 (b)	245
280,000	Centrais Eletricas Brasileiras SA 144A, 6.875%, 7/30/19 (b)	320
400,000	Itau Unibanco Holding SA 144A, 6.20%, 12/21/21 (b) (d)	412
270,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	252
240,000	JBS SA 144A, 10.50%, 8/4/16 (b)	242
115,000	Vale Overseas Ltd., 6.87%, 11/21/36	132
440,000	Virgolino de Oliveira Finance Ltd. 144A, 10.50%, 1/28/18 (b)	431

		2,034

Canada (CAD) (1%)
230,000	Canadian Government, 3.75%, 6/1/19	259
300,000	Canadian Government, 5.00%, 6/1/37	410

		669

Canada (EUR) (0%)
125,000	Xstrata Canada Finance Corp., 6.25%, 5/27/15	189
Chile (USD) (2%)
380,000	Automotores Gildemeister SA 144A, 8.25%, 5/24/21 (b)	391

Principal or Shares	Security Description	Value (000)
200,000	Banco del Estado de Chile 144A, 4.12%, 10/7/20 (b)	$206
530,000	Inversiones CMPC SA 144A, 4.75%, 1/19/18 (b)	555

		1,152

Colombia (COP) (1%)
600,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 (b)	342
Colombia (USD) (1%)
250,000	BanColombia SA, 6.12%, 7/26/20 (d)	259
210,000	Ecopetrol SA, 7.625%, 7/23/19	253
320,000	Republic of Colombia, 7.375%, 3/18/19	405

		917

Denmark (EUR) (0%)
126,000	Carlsberg Breweries AS, 6.00%, 5/28/14	191
Denmark (GBP) (0%)
150,000	TDC A/S, 5.62%, 2/23/23 (e)	268
France (CAD) (0%)
330,000	Cie de Financement Foncier, 4.55%, 4/28/17	331
France (EUR) (4%)
300,000	AXA SA, 5.25%, 4/16/40	340
120,000	Banque PSA Finance SA, 3.50%, 1/17/14	165
100,000	BNP Paribas, 7.78%, 6/29/49	123
250,000	Casino Guichard Perrachon SA, 5.50%, 1/30/15	367
1,200,000	French Treasury Note, 2.00%, 9/25/13	1,702

		2,697

France (USD) (0%)
150,000	Pernod-Ricard SA 144A, 4.45%, 1/15/22 (b)	155
Germany (EUR) (3%)
300,000	Bundesrepublik Deutschland, 3.25%, 7/4/21	463
150,000	Bundesrepublik Deutschland, 4.00%, 1/4/37	252
150,000	Bundesrepublik Deutschland, 4.75%, 7/4/34	274
750,000	Bundesschatzanweisungen, 1.00%, 12/14/12	1,052
120,000	RWE AG, 4.62%, 9/28/49	158

		2,199

Ghana (GHC) (0%)
540,000	Citigroup Funding Inc., 13.30%, 10/2/13	333
Ghana (USD) (1%)
700,000	Republic of Ghana, 8.50%, 10/4/17 (e)	788
Hong Kong (EUR) (0%)
130,000	Hutchison Whampoa Finance Ltd., 5.875%, 7/8/13	192

Annual Report	40

Principal or Shares	Security Description	Value (000)
India (USD) (0%)
300,000	Vedanta Resources PLC 144A, 9.50%, 7/18/18 (b)	$291
Indonesia (IDR) (1%)
3,000,000,000	JPMorgan Chase Bank NA 144A, 9.50%, 7/17/31 (b)	422
Indonesia (USD) (1%)
130,000	Majapahit Holding BV 144A, 8.00%, 8/7/19 (b)	154
280,000	Republic of Indonesia, 11.625%, 3/4/19 (e)	419

		573

Ireland (EUR) (1%)
350,000	Ardagh Glass Finance PLC, 8.75%, 2/1/20 (e)	449
200,000	Smurfit Kappa Acquisitions, 7.75%, 11/15/19 (e)	289

		738

Italy (EUR) (2%)
300,000	Italy Buoni Poliennali Del Tesoro, 4.00%, 2/1/37	297
600,000	Italy Buoni Poliennali Del Tesoro, 4.50%, 8/1/18	774
300,000	Italy Buoni Poliennali Del Tesoro, 4.50%, 2/1/20	380
70,000	Italy Buoni Poliennali Del Tesoro, 5.25%, 11/1/29	83

		1,534

Japan (JPY) (5%)
100,000,000	Japan Government Ten Year Bond, 1.30%, 12/20/19	1,335
50,000,000	Japan Government Ten Year Bond, 1.40%, 3/20/20	671
35,000,000	Japan Government Thirty Year Bond, 2.20%, 9/20/39	474
80,000,000	Japan Government Twenty Year Bond, 1.90%, 12/20/28	1,064

		3,544

Kazakhstan (USD) (1%)
280,000	KazMunayGas National Co., 9.125%, 7/2/18 (e)	342
Luxembourg (EUR) (1%)
360,000	ArcelorMittal, 9.375%, 6/3/16	574
270,000	Telecom Italia Finance SA, 6.875%, 1/24/13	389

		963

Malaysia (USD) (0%)
150,000	Petronas Capital Ltd., 7.875%, 5/22/22 (e)	205
Mexico (GBP) (1%)
270,000	Pemex Project Funding Master Trust, 7.50%, 12/18/13	468
Mexico (MXN) (1%)
6,500,000	Mexican Bonos, 10.00%, 12/5/24	649
Mexico (USD) (1%)
380,000	Grupo Televisa SA, 6.00%, 5/15/18	428
160,000	Petroleos Mexicanos, 6.00%, 3/5/20	180

		608

Netherlands (EUR) (3%)
700,000	Netherlands Government Bond, 4.50%, 7/15/17	1,119
450,000	UPC Holding BV, 8.00%, 11/1/16 (e)	640

		1,759

Panama (USD) (1%)
145,000	Republic of Panama, 8.875%, 9/30/27	215
185,000	Republic of Panama, 9.375%, 4/1/29	287

		502

Peru (EUR) (0%)
173,000	Republic of Peru, 7.50%, 10/14/14 (e)	266
Peru (USD) (1%)
360,000	Banco de Credito del Peru/Panama 144A, 4.75%, 3/16/16 (b)	362

Principal or Shares	Security Description	Value (000)
Philippines (USD) (0%)
125,000	Republic of Philippines, 6.375%, 10/23/34	$149
Poland (PLN) (1%)
1,560,000	Poland Government Bond, 6.25%, 10/24/15	523
Qatar (USD) (2%)
250,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	266
240,000	Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (b)	284
230,000	Qatar Government International Bond 144A, 4.00%, 1/20/15 (b)	244
250,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	275

		1,069

Russian Federation (GBP) (1%)
290,000	Gazprom OAO Via Gaz Capital SA, 6.58%, 10/31/13	493
Russian Federation (RUB) (1%)
10,000,000	Russian Foreign Bond - Eurobond, 7.85%, 3/10/18 (e)	341
Russian Federation (USD) (2%)
200,000	Lukoil International Finance BV 144A, 7.25%, 11/5/19 (b)	220
400,000	Russian Agricultural Bank OJSC Via RSHB Capital SA 144A, 6.00%, 6/3/21 (b)	391
200,000	Russian Foreign Bond - Eurobond 144A, 5.00%, 4/29/20 (b)	209
217,100	Russian Foreign Bond - Eurobond, 7.50%, 3/31/30 (e)	258
300,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, 4/30/18 (e)	320

		1,398

South Africa (EUR) (1%)
410,000	Republic of South Africa, 4.50%, 4/5/16	588
South Africa (USD) (1%)
400,000	Eskom Holdings Ltd. 144A, 5.75%, 1/26/21 (b)	426
Sweden (SEK) (2%)
10,000,000	Sweden Government Bond, 3.00%, 7/12/16	1,647
Switzerland (EUR) (1%)
90,000	Credit Suisse Group Finance US Inc., 3.62%, 9/14/20	108
355,000	UBS AG Jersey, 4.50%, 9/16/19	450

		558

Ukraine (USD) (1%)
400,000	Metinvest BV 144A, 8.75%, 2/14/18 (b)	384
200,000	Ukraine Government International Bond, 7.65%, 6/11/13 (e)	198

		582

United Kingdom (EUR) (2%)
270,000	Barclays Bank PLC, 4.00%, 1/12/21 (e)	393
200,000	BAA Funding Ltd., 4.60%, 9/30/14 (e)	290
125,000	Experian Finance PLC, 4.75%, 2/4/20	185
220,000	Imperial Tobacco Finance PLC, 8.375%, 2/17/16	370
115,000	Lloyds TSB Bank PLC, 6.50%, 3/24/20	138
150,000	Standard Chartered Bank, 5.875%, 9/26/17	214

		1,590

United Kingdom (GBP) (4%)
110,000	Aviva PLC, 6.12%, 11/14/36	149
75,000	Barclays Bank PLC, 6.75%, 1/16/23	113
121,000	ENW Capital Finance PLC, 6.75%, 6/20/15	214
214,000	HSBC Bank PLC, 5.375%, 11/4/30	319
100,000	InterContinental Hotels Group PLC, 6.00%, 12/9/16	171

41	Payden Mutual Funds

Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)
90,000	London Power Networks PLC, 5.375%, 11/11/16	$160
55,000	Matalan Finance Ltd., 9.62%, 3/31/17 (d)(e)	50
200,000	National Express Group PLC, 6.25%, 1/13/17	346
100,000	Next PLC, 5.37%, 10/26/21	164
100,000	Standard Chartered Bank, 6.00%, 1/25/18	163
200,000	United Kingdom Gilt, 4.25%, 12/7/49	385
260,000	United Kingdom Gilt, 4.25%, 3/7/36	484
100,000	Virgin Media Secured Finance PLC, 5.50%, 1/15/21	163

		2,881

United Kingdom (USD) (1%)
220,000	Marks & Spencer PLC 144A, 6.25%, 12/1/17 (b)	236
190,000	Royal Bank of Scotland PLC, 3.25%, 1/11/14	189

		425

United States (EUR) (1%)
300,000	Reynolds Group Issuer Inc., 8.75%, 10/15/16 (e)	435
United States (USD) (21%)
260,000	Altria Group Inc., 4.75%, 5/5/21	281
145,000	Anheuser-Busch InBev Worldwide Inc., 7.75%, 1/15/19	190
100,000	Bank of America Corp., 3.70%, 9/1/15	96
16,195	Bear Stearns Alt-A Trust, 2.81%, 6/25/34	14
210,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	221
195,000	Chubb Corp., 6.37%, 3/29/67	197
140,000	Citigroup Inc., 6.00%, 12/13/13	148
315,000	Citigroup Inc., 6.01%, 1/15/15	339
300,000	Coventry Health Care Inc., 5.45%, 6/15/21	329
340,000	Digital Realty Trust LP, 5.87%, 2/1/20	352
152,000	Dow Chemical Co., 9.40%, 5/15/39	237
229,919	FG G02385 30YR, 6.00%, 11/1/36	252
564,562	FN 725027 30YR, 5.00%, 11/1/33	609
420,000	FNMA 4.50%, 30YR TBA (c)	444
420,000	FNMA 5.50%, 30YR TBA (c)	456
145,000	General Electric Capital Corp., 5.875%, 1/14/38	156
65,000	General Electric Capital Corp., 6.37%, 11/15/67	65
310,000	Goldman Sachs Group Inc., 6.15%, 4/1/18	331
67,031	Greenpoint Mortgage Funding Trust, 0.52%, 6/25/45	23
365,000	Health Care REIT Inc., 4.95%, 1/15/21	344
30,832	Indymac Index Mortgage Loan Trust, 2.74%, 10/25/34	24
350,000	JPMorgan Chase & Co., 4.35%, 8/15/21	351
80,000	Merrill Lynch & Co. Inc., 6.11%, 1/29/37	71
130,000	Merrill Lynch & Co. Inc., 6.875%, 4/25/18	134
115,000	MetLife Inc., 10.75%, 8/1/39	152
45,000	MetLife Inc., 6.40%, 12/15/36	44
315,000	Morgan Stanley, 2.87%, 7/28/14	305
120,000	Morgan Stanley, 5.75%, 1/25/21	119
152,000	Prudential Financial Inc., 7.375%, 6/15/19	185
185,000	Ryder System Inc., 3.50%, 6/1/17	191
235,000	Safeway Inc., 7.25%, 2/1/31	293
150,000	Sempra Energy, 9.80%, 2/15/19	208
110,000	State Street Corp., 4.95%, 3/15/18	109
163,538	Structured Adjustable Rate Mortgage Loan Trust, 2.55%, 10/25/34	138
295,453	Thornburg Mortgage Securities Trust, 0.98%, 9/25/44	269
65,000	Time Warner Cable Inc., 6.75%, 6/15/39	79
215,000	Time Warner Inc., 4.00%, 1/15/22	221
800,000	U.S. Treasury Note, 0.62%, 4/30/13	805
300,000	U.S. Treasury Note, 0.75%, 6/15/14	303
100,000	U.S. Treasury Note, 1.00%, 3/31/12	100
800,000	U.S. Treasury Note, 1.37%, 1/15/13	812
800,000	U.S. Treasury Note, 1.75%, 5/31/16	831
130,000	U.S. Treasury Note, 3.12%, 5/15/21	141
250,000	U.S. Treasury Note, 4.375%, 11/15/39	306

Principal or Shares	Security Description	Value (000)
600,000	U.S. Treasury Note, 5.25%, 2/15/29 (f)	$794
140,000	U.S. Treasury Note, 5.375%, 2/15/31	190
122,000	Verizon Communications Inc., 8.75%, 11/1/18	165
195,000	Vornado Realty LP, 4.25%, 4/1/15	200
80,000	Wachovia Corp., 5.50%, 8/1/35	81
210,000	Wachovia Corp., 5.625%, 10/15/16	229
375,000	WellPoint Inc., 2.37%, 2/15/17	372
120,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	124
205,000	Yum! Brands Inc., 6.87%, 11/15/37	269

		13,699

Uruguay (USD) (1%)
200,000	Republic of Uruguay, 6.875%, 9/28/25	253
160,000	Republic of Uruguay, 9.25%, 5/17/17	208

		461

Uruguay (UYU) (1%)
7,241,892	Republic of Uruguay, 5.00%, 9/14/18	404

Total Bonds (Cost - $54,308)		56,047

Investment Company (Cost - $12,107) (18%)
2,834,992	Payden Cash Reserves Money Market Fund *	2,835
1,306,359	Payden High Income Fund *	9,210

		12,045

Total (Cost - $66,415) (a) (102%)		68,092
Liabilities in excess of Other Assets (-2%)		(1,500)

Net Assets (100%)		$66,592

*	Affiliated investments

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$2,754
Unrealized depreciation	(1,077)

Net unrealized appreciation	$1,677

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security purchased on a delayed delivery basis.

(d)	All or a portion of these securities are on loan. At October 31, 2011, the total market value of the Fund’s securities on loan is $716 and the total market value of the collateral held by the Fund is $748. Amounts in 000s.

(e)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

Annual Report	42

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
12/13/2011	Australian Dollar (Buy 992)	Morgan Stanley	$64
12/22/2011	Australian Dollar (Buy 489)	Royal Bank of Scotland	22
12/22/2011	Euro (Buy 2,325)	RBC Capital	72
11/8/2011	Japanese Yen (Sell 376,400)	Barclays	73
12/13/2011	Malaysian Ringgit (Buy 2,268)	Barclays	8
12/8/2011	Polish Zloty (Sell 1,733)	Barclays	21
12/13/2011	Singapore Dollar (Buy 968)	Morgan Stanley	14
12/22/2011	Swiss Franc (Buy 411)	Royal Bank of Scotland	4

			$278

Liabilities:
11/8/2011	Australian Dollar (Sell 494)	Royal Bank of Scotland	$(50)
12/12/2011	Brazilian Real (Sell 2,256)	HSBC Securities	(68)
11/8/2011	British Pound (Sell 2,551)	HSBC Securities	(182)
12/14/2011	British Pound (Sell 463)	Barclays	(21)
12/22/2011	British Pound (Sell 86)	HSBC Securities	(5)
11/8/2011	Canadian Dollar (Sell 1,411)	Royal Bank of Scotland	(71)
12/22/2011	Canadian Dollar (Buy 368)	Royal Bank of Scotland	(1)
11/8/2011	Euro (Sell 13,080)	Citigroup/RBC Capital/Morgan Stanley	(773)
12/14/2011	Euro (Sell 1,282)	Morgan Stanley	(38)
12/12/2011	Indonesian Rupiah (Sell 3,648,000)	Bank of America	(10)
12/22/2011	Japanese Yen (Buy 98,300)	Barclays	(24)
11/17/2011	Mexican New Peso (Sell 8,640)	Royal Bank of Scotland	(6)
1/23/2012	Russian Ruble (Sell 10,120)	HSBC Securities	(14)
11/8/2011	Swedish Krona (Sell 10,832)	Royal Bank of Scotland	(102)
11/8/2011	Swiss Franc (Sell 408)	Royal Bank of Scotland	(26)

			$(1,391)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
2	Canadian 10 Year Bond Future	Dec-11	$ 264	$ 1
4	Euro Bobl Future	Dec-11	(683)	3
7	Euro Bund Future	Dec-11	1,323	(12)
10	Euro-Schatz Future	Dec-11	1,530	(3)
2	Japan 10 Year Bond Future	Dec-11	3,644	(18)
2	Long Gilt Future	Dec-11	414	2
4	U.S. Treasury 2 Year Note Future	Dec-11	881	(1)
19	U.S. Treasury 5 Year Note Future	Dec-11	2,330	6
62	U.S. Treasury 10 Year Note Future	Dec-11	(8,002)	7
20	U.S. Treasury 20 Year Note Future	Dec-11	(2,780)	(3)
20	U.S. Ultra Long Bond Future	Dec-11	3,048	25

				$ 7

See notes to financial statements.

43	Payden Mutual Funds

Payden Global Fixed Income Fund continued

Emerging Markets Bond Fund

The Funds seeks a high level of return by generally investing in below investing grad debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Portfolio Composition - percent of value
Foreign Government	34%
Corporate	64%
Investment Company	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Bonds (98%)
Argentina (USD) (4%)
5,800,000	Provincia de Cordoba, 12.37%, 8/17/17 (d)	$5,350
11,020,000	Republic of Argentina, 2.50%, 12/31/38 (c)	4,132
7,040,000	Republic of Argentina, 7.00%, 10/3/15	6,318
9,128,737	Republic of Argentina, 8.28%, 12/31/33	7,212
1,500,000	Republic of Argentina, 8.75%, 6/2/17	1,414

		24,426

Brazil (BRL) (4%)
4,800,000	Arcos Dorados Holdings Inc. 144A, 10.25%, 7/13/16 (b)	2,890
21,260,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12	12,523
10,300,000	Credit Suisse Nassau 144A, 6.00%, 5/19/15 (b)	13,024

		28,437

Brazil (USD) (8%)
2,810,000	Banco do Brasil SA/Cayman 144A, 6.00%, 1/22/20 (b)	3,126
2,500,000	Fibria Overseas Finance Ltd. 144A, 6.75%, 3/3/21 (b)(c)	2,500
4,015,000	Globo Comunicacao e Participacoes SA, 7.25%, 4/26/22 (d)	4,271
3,060,000	Hypermarcas SA 144A, 6.50%, 4/20/21 (b)	2,999
3,050,000	Itau Unibanco Holding SA 144A, 6.20%, 12/21/21 (b)	3,141
960,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	898
1,760,000	JBS SA 144A, 10.50%, 8/4/16 (b)(c)	1,778
3,020,000	Minerva Overseas Ltd. 144A, 10.87%, 11/15/19 (b)	2,658
3,000,000	OGX Petroleo e Gas Participacoes SA 144A, 8.50%, 6/1/18 (b)	3,000
11,760,000	Republic of Brazil, 4.87%, 1/22/21	13,048
2,355,000	Republic of Brazil, 7.125%, 1/20/37	3,162
2,550,000	TAM Capital 3 Inc. 144A, 8.37%, 6/3/21 (b)(c)	2,614
3,660,000	Vale Overseas Ltd., 8.25%, 1/17/34	4,796
3,460,000	Virgolino de Oliveira Finance Ltd. 144A, 10.50%, 1/28/18 (b)	3,391

		51,382

Principal or Shares	Security Description	Value (000)
Chile (USD) (1%)
4,840,000	Automotores Gildemeister SA 144A, 8.25%, 5/24/21 (b) (c)	$4,985
3,130,000	Inversiones CMPC SA 144A, 4.75%, 1/19/18 (b)	3,280

		8,265

China (USD) (1%)
3,400,000	Lonking Holdings Ltd. 144A, 8.50%, 6/3/16 (b)	3,196
Colombia (COP) (0%)
5,092,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 (b)(c)	2,904
Colombia (USD) (5%)
6,120,000	BanColombia SA, 6.12%, 7/26/20 (c)	6,331
5,120,000	Ecopetrol SA, 7.625%, 7/23/19	6,159
7,410,000	Republic of Colombia, 7.375%, 3/18/19	9,374
6,160,000	Republic of Colombia, 7.375%, 9/18/37	8,424

		30,288

Dominican Republic (USD) (2%)
4,620,000	AES Andres Dominicana / Itabo Dominicana 144A, 9.50%, 11/12/20 (b)	4,689
6,090,000	Dominican Republic International Bond 144A, 7.50%, 5/6/21 (b)	6,367

		11,056

Georgia (USD) (2%)
2,800,000	Georgian Railway LLC, 9.87%, 7/22/15	2,870
9,480,000	Republic of Georgia 144A, 6.87%, 4/12/21 (b)(c)	9,764

		12,634

Ghana (GHC) (2%)
5,400,000	Citigroup Funding Inc. 144A, 19.00%, 1/16/13 (b)	3,543
7,500,000	Citigroup Funding Inc. 144A, 19.00%, 1/16/13 (b)	4,921
3,300,000	Ghana Government Bond 144A, 14.47%, 12/19/11 (b)	2,068

		10,532

Ghana (USD) (2%)
11,320,000	Republic of Ghana, 8.50%, 10/4/17 (c) (d)	12,735

Annual Report	44

Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)
Hong Kong (USD) (0%)
3,140,000	Pacnet Ltd. 144A, 9.25%, 11/9/15 (b)	$2,842
India (USD) (2%)
5,440,000	ICICI Bank Ltd. 144A, 6.375%, 4/30/22 (b)	5,141
4,970,000	Vedanta Resources PLC 144A, 9.50%, 7/18/18 (b)	4,821

		9,962

Indonesia (IDR) (1%)
49,970,000,000	JPMorgan Chase Bank NA, 10.00%, 7/18/17	6,788
Indonesia (USD) (7%)
8,350,000	Majapahit Holding BV 144A, 8.00%, 8/7/19 (b)	9,895
2,610,000	Majapahit Holding BV, 7.87%, 6/29/37 (d)	3,054
6,170,000	Pertamina Persero PT 144A, 5.25%, 5/23/21 (b)	6,401
4,500,000	Republic of Indonesia, 5.87%, 3/13/20 (d)	5,153
12,810,000	Republic of Indonesia, 8.50%, 10/12/35 (d)	18,575

		43,078

Kazakhstan (USD) (5%)
3,100,000	Development Bank of Kazakhstan JSC 144A, 5.50%, 12/20/15 (b)(c)	3,255
3,650,000	Halyk Savings Bank of Kazakhstan JSC 144A, 7.25%, 1/28/21 (b)	3,522
5,620,000	Kazakhstan Temir Zholy Finance BV 144A, 6.37%, 10/6/20 (b)	5,964
8,130,000	KazMunayGas National Co. 144A, 11.75%, 1/23/15 (b)	9,898
8,240,000	KazMunayGas National Co., 9.125%, 7/2/18 (d)	10,053

		32,692

Lithuania (USD) (1%)
5,290,000	Republic of Lithuania, 7.37%, 2/11/20 (d)	5,932
Malaysia (USD) (1%)
4,825,000	Petronas Capital Ltd., 7.875%, 5/22/22 (d)	6,593
Mexico (MXN) (2%)
57,100,000	Mexican Bonos, 8.00%, 6/11/20	4,933
34,840,000	Mexican Bonos, 10.00%, 12/5/24	3,476
70,202,030	Mexican Udibonos, 5.00%, 6/16/16	6,276

		14,685

Mexico (USD) (5%)
2,980,000	Cemex SAB de CV 144A, 9.00%, 1/11/18 (b)(c)	2,518
3,820,000	Grupo Televisa SA, 6.625%, 3/18/25	4,164
5,780,000	Mexico Government International Bond, 5.12%, 1/15/20 (c)	6,468
4,890,000	Mexico Government International Bond, 6.75%, 9/27/34	6,125
6,100,000	Pemex Project Funding Master Trust, 6.625%, 6/15/35	6,710
3,050,000	Sigma Alimentos SA 144A, 5.62%, 4/14/18 (b)	3,134

		29,119

Panama (USD) (2%)
5,100,000	Republic of Panama, 6.70%, 1/26/36	6,464
4,240,000	Republic of Panama, 9.375%, 4/1/29	6,572

		13,036

Peru (USD) (5%)
3,360,000	Banco de Credito del Peru/Panama 144A, 5.37%, 9/16/20 (b)	3,318
3,000,000	Corp Pesquera Inca SAC 144A, 9.00%, 2/10/17 (b)	3,048
1,710,000	Corp Pesquera Inca SAC, 9.00%, 2/10/17 (c)(d)	1,737
5,260,000	Republic of Peru, 6.55%, 3/14/37	6,575

Principal or Shares	Security Description	Value (000)
7,350,000	Republic of Peru, 7.35%, 7/21/25	$9,628
3,390,000	Republic of Peru, 8.75%, 11/21/33	5,110

		29,416

Philippines (USD) (6%)
11,420,000	Republic of Philippines, 6.375%, 10/23/34	13,590
9,887,000	Republic of Philippines, 7.75% 1/14/31	13,273
7,180,000	Republic of Philippines, 8.375%, 6/17/19	9,397

		36,260

Poland (Polish Zloty) (2%)
40,800,000	Poland Government Bond, 5.00%, 4/25/16	13,121
Poland (USD) (0%)
2,600,000	CEDC Finance Corp. International Inc. 144A, 9.125%, 12/1/16 (b)	1,885
Qatar (USD) (1%)
4,170,000	Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (b)	4,929
Russian Federation (USD) (7%)
3,110,000	Alfa Bank OJSC Via Alfa Bond Issuance PLC 144A, 7.75%, 4/28/21 (b)	3,035
2,850,000	Gazprom OAO Via Gaz Capital SA, 7.288%, 8/16/37 (d)	3,082
4,370,000	Lukoil International Finance BV 144A, 7.25%, 11/5/19 (b)	4,812
7,300,000	Russian Agricultural Bank OJSC Via RSHB Capital SA 144A, 6.00%, 6/3/21 (b)(c)	7,136
2,720,000	Russian Agricultural Bank OJSC Via RSHB Capital SA 144A, 9.00%, 6/11/14 (b)	3,026
5,940,000	Russian Foreign Bond - Eurobond 144A, 5.00%, 4/29/20 (b)	6,192
3,525,000	Russian Foreign Bond - Eurobond, 12.75%, 6/24/28 (d)	6,134
2,505,000	Russian Foreign Bond - Eurobond, 7.50%, 3/31/30 (d)	2,975
4,220,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, 4/30/18 (c)(d)	4,505
5,800,000	Vnesheconombank Via VEB Finance PLC, 6.90%, 7/9/20 (d)	6,264

		47,161

Senegal (USD) (1%)
3,000,000	Republic of Senegal 144A, 8.75%, 5/13/21 (b)	3,120
Serbia (USD) (0%)
2,350,000	Republic of Serbia 144A, 7.25%, 9/28/21 (b)	2,423
South Africa (USD) (2%)
6,120,000	Eskom Holdings Ltd. 144A, 5.75%, 1/26/21 (b)	6,518
5,700,000	Republic of South Africa, 5.50%, 3/9/20	6,370

		12,888

South Africa (ZAR) (0%)
20,500,000	Republic of South Africa, 10.50%, 12/21/26	3,094
Sri Lanka (USD) (2%)
13,910,000	Republic of Sri Lanka 144A, 6.25%, 10/4/20 (b)	14,223
1,810,000	Republic of Sri Lanka 144A, 6.25%, 7/27/21 (b) (c)	1,847

		16,070

Turkey (USD) (2%)
2,780,000	Republic of Turkey, 6.87%, 3/17/36	3,093
5,260,000	Republic of Turkey, 7.00%, 6/5/20	6,062
2,680,000	Republic of Turkey, 7.375%, 2/5/25	3,196
2,470,000	Republic of Turkey, 8.00%, 2/14/34	3,087

		15,438

45	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Ukraine (USD) (4%)
3,120,000	Metinvest BV 144A, 8.75%, 2/14/18 (b)	$2,995
6,810,000	Ukraine Government International Bond, 6.58%, 11/21/16 (d)	6,504
6,780,000	Ukraine Government International Bond, 6.75%, 11/14/17 (d)	6,339
9,480,000	Ukraine Government International Bond, 7.65%, 6/11/13 (d)	9,385

		25,223

Uruguay (USD) (0%)
2,000,000	Republic of Uruguay, 8.00%, 11/18/22	2,660
Uruguay (UYU) (2%)
122,751,230	Republic of Uruguay, 4.25%, 4/5/27	6,649
117,941,447	Republic of Uruguay, 5.00%, 9/14/18	6,585

		13,234

Venezuela (USD) (7%)
13,580,000	Petroleos de Venezuela SA, 4.90%, 10/28/14	10,355
6,700,000	Petroleos de Venezuela SA, 5.37%, 4/12/27	3,392
6,410,000	Republic of Venezuela, 5.75%, 2/26/16 (d)	5,016
10,780,000	Republic of Venezuela, 6.00%, 12/9/20 (d)	6,495
12,050,000	Republic of Venezuela, 7.00%, 3/31/38 (d)	6,959
10,650,000	Republic of Venezuela, 7.65%, 4/21/25	6,683
7,465,000	Republic of Venezuela, 9.25%, 9/15/27 (c)	5,431

		44,331

Total Bonds (Cost - $622,869)		631,835

Investment Company (Cost - $47,281) (7%)
47,281,098	Payden Cash Reserves Money Market Fund *	47,281

Total (Cost - $670,150) (a) (105%)		679,116
Liabilities in excess of Other Assets (-5%)		(31,851)

Net Assets (100%)		$647,265

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$19,521
Unrealized depreciation	(10,555)

Net unrealized appreciation	$8,966

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2011, the total market value of the Fund’s securities on loan is $32,594 and the total market value of the collateral held by the Fund is $34,229. Amounts in 000s.

(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
1/17/2012	Malaysian Ringgit (Buy 19,751)	Morgan Stanley	$125
12/8/2011	Polish Zloty (Sell 18,769)	Barclays	234
12/13/2011	Singapore Dollar (Buy 7,871)	Morgan Stanley	105

			$464

Liabilities:
12/12/2011	Brazilian Real (Sell 27,155)	HSBC Securities	$(814)
12/15/2011	Euro (Sell 8,983)	Royal Bank of Scotland	(63)
12/12/2011	Hungarian Forint (Sell 1,069,100)	Credit Suisse	(35)
11/16/2011	Indonesian Rupiah (Buy 58,302,000)	Morgan Stanley	(6)
11/16/2011	Indonesian Rupiah (Sell 58,302,000)	Bank of America	(96)
11/17/2011	Mexican New Peso (Sell 28,370)	Royal Bank of Scotland	(20)
12/8/2011	Polish Zloty (Sell 23,784)	Barclays	(506)
11/2/2011	South African Rand (Buy 25,270)	HSBC Securities	(73)

			$(1,613)

Open Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)	Value (000s)
CSFB	3.84%	3M TELBOR	Aug-16	ILS 103,100	$556

Annual Report	46

See notes to financial statements.

Payden Value Leaders Fund

The Fund seeks growth of capital and some current incomebe generally investing in large cap value stocks with up to 20% in foreign corporations.

Portfolio Composition - percent of value
Utilities	22%
Financial	12%
Energy	14%
REIT	10%
Telecommunication	7%
Other	35%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Stock (96%)
Consumer Discretionary (7%)
49,400	CBS Corp.	$1,247
22,100	General Motors Co.	918
53,000	Leggett & Platt Inc. (b)	1,161
82,000	Regal Entertainment Group (b)	1,184

		4,510

Consumer Staple (7%)
45,100	Altria Group Inc.	1,242
8,800	Kimberly-Clark Corp.	613
5,500	Lorillard Inc.	609
17,300	Philip Morris International Inc.	1,209
31,800	Reynolds American Inc.	1,230

		4,903

Energy (14%)
36,100	Enbridge Energy Partners LP (b)	1,099
16,200	Energy Transfer Equity LP (b)	620
13,200	Energy Transfer Partners LP (b)	617
27,800	Enterprise Products Partners LP (b)	1,246
21,700	Inergy LP	623
8,200	Kinder Morgan Energy Partners LP (b)	623
20,900	Kinder Morgan Inc. (b)	598
16,300	Plains All American Pipeline LP (b)	1,075
31,200	Targa Resources Partners LP (b)	1,120
21,100	Williams Partners LP (b)	1,252

		8,873

Financial (12%)
45,800	Annaly Capital Management Inc. (b)	772
37,400	Ares Capital Corp.	935
19,300	Arthur J. Gallagher & Co.	596
25,400	Goldman Sachs Group Inc. (b)	620
27,500	HCP Inc. (b)	1,096
48,700	JPMorgan Chase Capital XXIX	1,232
45,900	New York Community Bancorp Inc.	611
20,800	Paychex Inc.	606
30,100	PNC Capital Trust E (b)	774
50,700	Valley National Bancorp	608

		7,850

Principal or Shares	Security Description	Value (000)
Healthcare (7%)
39,300	Bristol-Myers Squibb Co.	$1,241
16,400	Eli Lilly & Co.	609
36,200	Merck & Co. Inc.	1,249
62,700	Pfizer Inc.	1,208

		4,307

Industrial (3%)
59,900	Pitney Bowes Inc. (b)	1,221
18,300	Waste Management Inc. (b)	603

		1,824

Real Estate Investment Trust (11%)
33,200	BioMed Realty Trust Inc. (b)	601
50,200	Duke Realty Investments	616
20,400	Health Care REIT Inc.	1,075
34,000	Liberty Property Trust (b)	1,088
21,400	Macerich Co. (b)	1,065
48,800	Public Storage	1,244
48,600	Vornado Realty Trust	1,262

		6,951

Technology (3%)
24,800	Intel Corp.	609
17,100	Microchip Technology Inc. (b)	618
31,400	Molex Inc.	641

		1,868

Telecommunication (8%)
42,200	AT&T Inc.	1,237
34,800	CenturyLink Inc.	1,227
33,000	Verizon Communications Inc.	1,220
101,600	Windstream Corp. (b)	1,236

		4,920

Utility (24%)
38,500	Ameren Corp.	1,227
31,400	American Electric Power Co. Inc.	1,233
30,000	Atmos Energy Corp.	1,030
11,800	Consolidated Edison Inc.	683
23,900	DTE Energy Co.	1,245
60,400	Duke Energy Corp.	1,233

47	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
27,300	FirstEnergy Corp.	$1,227
11,600	Integrys Energy Group Inc. (b)	614
61,600	Pepco Holdings Inc. (b)	1,220
26,500	Pinnacle West Capital Corp.	1,208
42,300	PPL Corp.	1,242
23,600	Progress Energy Inc.	1,230
27,200	Southern Co.	1,175
25,900	Westar Energy Inc. (b)	706

		15,273

Total Stock (Cost - $59,254)		61,279

Exchange Traded Fund (Cost - $934) (2%)
24,800	iShares S&P U.S. Preferred Stock Index Fund (b)	925
Investment Company (Cost - $21,126) (33%)
21,126,467	Payden Cash Reserves Money Market Fund *	21,126

Total (Cost - $81,314) (a) (131%)		83,330
Liabilities in excess of Other Assets (-31%)		(19,498)

Net Assets (100%)		$63,832

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$2,864
Unrealized depreciation	(848)

Net unrealized appreciation	$2,016

(b)	All or a portion of these securities are on loan. At October 31, 2011, the total market value of the Fund’s securities on loan is $15,251 and the total market value of the collateral held by the Fund is $15,763. Amounts in 000s.

Annual Report	48

See notes to financial statements.

Payden U.S. Growth Leaders Fund

The Fund seeks long-term capital appreciation by generally investing in stocks of the 1,000 largest capitalized U.S. growth companies with up to 20% in foreign corporations.

Portfolio Composition - percent of value
Technology	35%
Consumer Discretionary	18%
Energy	11%
Consumer Staples	9%
Materials	9%
Other	18%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Common Stock (99%)
Consumer Discretionary (18%)
5,000	Advance Auto Parts Inc.	$325
1,800	Amazon.com Inc. (b)	384
3,500	Bed Bath & Beyond Inc. (b)	216
8,500	Dollar Tree Inc. (b)	680
12,200	Dunkin’ Brands Group Inc. (b) (c)	355
6,200	Guess? Inc.	204
6,400	McDonald’s Corp.	594
6,100	Nordstrom Inc.	309
500	priceline.com Inc. (b)	254
7,800	Yum! Brands Inc.	418

		3,739

Consumer Staple (10%)
7,300	Coca-Cola Co.	499
2,800	Costco Wholesale Corp.	233
5,900	Kraft Foods Inc.	208
5,000	PepsiCo Inc.	315
7,400	Philip Morris International Inc.	517
3,700	Wal-Mart Stores Inc.	210

		1,982

Energy (11%)
3,100	Apache Corp.	309
6,200	Cameron International Corp. (b)	305
4,300	ConocoPhillips	299
6,600	Devon Energy Corp.	429
12,100	Exxon Mobil Corp.	945

		2,287

Financial (1%)
7,300	Marsh & McLennan Cos. Inc.	224
Healthcare (5%)
7,000	Conventry Health Care Inc. (b)	223
8,200	Gilead Sciences Inc. (b)	342
16,000	Pfizer Inc.	308
4,400	UnitedHealth Group Inc.	211

		1,084

Principal or Shares	Security Description	Value (000)
Industrial (9%)
3,300	Caterpillar Inc.	$312
3,100	Cummins Inc.	308
4,700	Danaher Corp.	227
4,600	Deere & Co.	349
2,500	Stericycle Inc. (b)	209
12,000	Terex Corp.	200
2,800	United Technologies Corp.	218

		1,823

Material (9%)
3,900	FMC Corp.	308
4,100	Monsanto Co.	298
3,100	Mosaic Co.	182
4,700	Newmont Mining Corp.	314
4,400	Potash Corp. of Saskatchewan Inc.	208
3,300	Praxair Inc.	335
8,900	Silver Wheaton Corp.	308

		1,953

Technology (33%)
2,600	Apple Inc. (b)	1,052
3,600	Baidu Inc. (b)	505
25,100	Cisco Systems Inc.	465
5,300	Cognizant Technology Solutions Corp. (b)	386
13,100	Dell Inc. (b)	207
18,000	EMC Corp.	441
800	Google Inc. (b)	474
14,800	Intel Corp.	363
3,800	International Business Machines Corp.	702
900	MasterCard Inc.	312
24,300	Mircosoft Corp.	647
15,400	Oracle Corp.	505
8,400	QUALCOMM Inc.	433
1,500	Salesforce.com Inc. (b)	200
2,100	VMware Inc. (b)	205

		6,897

49	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Telecommunication (3%)
10,200	AT&T Inc.	$299
8,700	Verizon Communications Inc.	322

		621

Total Common Stock (Cost - $19,419)		20,610

Investment Company (Cost - $1,007) (5%)
1,006,835	Payden Cash Reserves Money Market Fund *	1,007

Total (Cost - $20,426) (a) (104%)		21,617
Liabilities in excess of Other Assets (-4%)		(787)

Net Assets (100%)		$20,830

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,663
Unrealized depreciation	(472)

Net unrealized appreciation	$1,191

(b)	Non-income producing security.

(c)	All or a portion of this security is on loan. At October 31, 2011, the total market value of the Fund’s security on loan is $337 and the total market value of the collateral held by the Fund is $330. Amounts in 000s.

Annual Report	50

See notes to financial statements.

Payden Global Equity Fund

The Fund seeks long-term capital appreciation by generally investing in large cap stocks and stock index futures of companies throughout the world and may also hold up to 30% in short sale positions.

Geographic Equity Exposure - percent of value
United States	58%
Japan	14%
Germany	12%
Belgium	11%
Netherlands	3%
Other	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Bonds (70%)
Foreign Government (34%)
450,000	Belgium Treasury Bill, 0.00%, 12/15/11 EUR (b)	$627
500,000	Belgium Treasury Bill, 0.00%, 2/16/12 EUR (b)	695
300,000	Dutch Treasury Certificate, 0.00%, 1/31/12 EUR (b)	418
1,000,000	German Treasury Bill, 0.00%, 12/14/11 EUR (b) (d)	1,394
70,000,000	Japan Treasury Discount Bill, 0.00%, 2/10/12 JPY (b)	897

		4,031

Foreign Government Guaranteed (6%)
60,000,000	Japan Finance Organization for Municipalities, 1.55%, 2/21/12 JPY (b)	772
U.S. Treasury (30%)
1,250,000	U.S. Treasury Bill, 0.11%, 10/18/12 (c)	1,249
2,350,000	U.S. Treasury Bill, 0.17%, 4/26/12 (c)	2,349

		3,598

Total Bonds (Cost-$8,434)		8,401

Exchange Traded Fund (Cost - $1,970) (17%)
8,300	DnB NOR OBX NOK (b)	53
5,100	iShares MSCI South Korea Index Fund	283
16,800	iShares MSCI Switzerland Index Fund	395
31,300	Vanguard MSCI Emerging Markets ETF	1,300

		2,031

Investment Company (Cost - $1,679) (14%)
1,678,669	Payden Cash Reserves Money Market Fund *	1,679

Total (Cost - $12,083) (a) (101%)		12,111
Liabilities in excess of Other Assets (-1%)		(121)

Net Assets (100%)		$11,990

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$106
Unrealized depreciation	(78)

Net unrealized appreciation	$28

(b)	Shares in foreign currency.

(c)	Yield to maturity at time of purchase.

(d)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
1/27/2012	Australian Dollar (Buy 384)	Morgan Stanley	$7
1/27/2012	Brazilian Real (Buy 283)	Morgan Stanley	8
1/27/2012	British Pound (Buy 630)	Credit Suisse	23
1/27/2012	Canadian Dollar (Buy 532)	Morgan Stanley	12
1/27/2012	Danish Krone (Buy 232)	Morgan Stanley	—
1/27/2012	Hong Kong Dollar (Buy 991)	Credit Suisse	—
1/27/2012	Japanese Yen (Sell 66,203)	Royal Bank of Scotland	13
1/27/2012	Malaysian Ringgit (Buy 161)	HSBC Securities	1
1/27/2012	Mexican New Peso (Buy 603)	Royal Bank of Scotland	1
1/27/2012	New Taiwan Dollar (Buy 6,445)	Morgan Stanley	1
1/27/2012	Singapore Dollar (Buy 95)	Royal Bank of Scotland	1
1/27/2012	Swedish Krona (Buy 810)	Morgan Stanley	2

			$69

51	Payden Mutual Funds

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Liabilities:
1/27/2012	Euro (Sell 1,482)	HSBC Securities/State Street	$(29)
1/27/2012	Norwegian Krone (Sell 368)	Morgan Stanley	—
1/27/2012	South Korean Won (Sell 128,898)	Royal Bank of Scotland	(4)

			$(33)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
4	Australian SPI200 Index Future	Dec-11	$443	$20
10	CAC40 10 Euro Future	Nov-11	451	14
4	Canadian TSE 60 Index Future	Dec-11	561	13
2	DAX Index Future	Dec-11	430	58
12	FTSE 100 Index Future	Dec-11	1,073	66
1	Hang Seng Index Future	Nov-11	124	4
1	IBEX 35 Index Future	Nov-11	123	3
4	MSCI Singapore IX ETS Future	Nov-11	203	(1)
9	MSCI Taiwan Index Future	Nov-11	235	(2)
86	S&P 500 EMINI Future	Dec-11	5,372	318
10	Topix Index Future	Dec-11	949	(5)

				$488

Annual Report	52

See notes to financial statements.

Metzler/Payden European Emerging Markets Fund

The Fund seeks long-term capital appreciation by generally investing in equity securities of issuers of any capitalization organized in European emerging markets countries.

Country Holdings - percent of value
Russia	40%
Poland	23%
Estonia	4%
Czech Republic	4%
Turkey	5%
Other	24%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2011

Principal or Shares	Security Description	Value (000)
Common Stock (99%)
Consumer Discretionary (5%)
60,000	Migros Ticaret AS	$534
134,000	NFI Empik Media & Fashion SA	412
980,000	Olympic Entertainment Group AS	1,558
100,000	Silvano Fashion Group AS	443
144,279	Tallinna Kaubamaja AS	994
375,000	Turk Hava Yollari Anonim Ortakligi	545
980,000	Vistula Group SA (b)	320

		4,806

Consumer Staple (3%)
5,582,000	Albalact SA (b)	356
30,000	AmRest Holdings SE (b)	643
40,000	Central European Distribution Corp. (b)	216
20,000	Cherkizovo Group OJSC (b)(c)	278
143,777	Eurocash SA	1,173
1,570	LPP SA	1,042

		3,708

Diversified (1%)
155,000	Haci Omer Sabanci Holding AS	533
150,000	KOC Holding AS	538

		1,071

Energy (36%)
130,000	Eurasian Natural Resources Corp. PLC	1,381
52,000	Gazprom Neft JSC	1,089
540,000	Gazprom OAO	6,302
141,216	LUKOIL, LUK GR, EUR, Frankfurt	8,219
49,000	MOL Hungarian Oil and Gas PLC (b)	3,787
30,000	NovaTek OAO (c)	4,212
190,200	Polski Koncern Naftowy Orlen SA (b)	2,400
660,900	Rosneft Oil Co. (c)	4,702
380,000	Surgutneftegas OJSC	3,274
71,000	Tatneft	2,108
40,000	Tupras-Turkiye Petrol Rafinerileri AS	908

		38,382

Financial (29%)
550,000	Aksigorta	459
4,171,339	Banca Transilvania	1,341

Principal or Shares	Security Description	Value (000)
88,000	Bank Pekao SA	$4,166
377,100	BRD-Groupe Societe Generale	1,358
16,000	BRE Bank SA (b)	1,405
7,000,000	Dafora SA (b)	171
65,000	Erste Group Bank AG	1,414
350,000	Getin Holding SA (b)	959
500,000	HALS-Development JSC (b) (c)	270
130,000	Halyk Savings Bank of Kazakhstan JSC (c)	780
450,000	Immoeast AG rights (b) (d)	0
120,000	Kazkommertsbank JSC (b) (c)	379
9,000	Komercni Banka AS	1,752
170,000	OTP Bank PLC	2,705
441,437	Powszechna Kasa Oszczednosci Bank Polski SA	5,126
26,000	Powszechny Zaklad Ubezpieczen SA	2,807
17,000	Raiffeisen Bank International AG	481
1,150,000	Sberbank of Russia	3,226
300,000	Turkiye Garanti Bankasi AS	1,062
100,000	VTB Bank OJSC (c)	481

		30,342

Industrial (8%)
2,672,100	Compa-Sibiu	365
830,000	Impexmetal SA	982
16,250	Kopex SA	95
230,000	LSR Group (c)	1,102
168,000	New World Resources PLC	1,413
25,000	PBG SA	695
920,000	Polimex-Mostostal SA	477
110,000	Ramirent OYJ	954
8,000	Rockwool International AS	791
1,347,048	Steppe Cement Ltd. (b)	727
1,577,721	Tallink Group PLC (b)	1,353

		8,954

Material (10%)
65,000	Evraz Group SA (c)	1,161
26,553	Grupa Kety SA	900
80,000	Kazakhmys PLC	1,198
46,000	KGHM Polska Miedz SA	2,273
60,000	Mechel	788
80,000	MMC Norilsk Nickel OJSC	1,566
50,000	Novopipetsk Steel OJSC (c)	1,361

53	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
40,000	Petropavlovsk PLC	$476
15,000	Uralkali OJSC (c)	651

		10,374

Technology (1%)
4,320,000	Condmag SA (b)	297
77,215	M Video OJSC (d)	541

		838

Telecommunication (4%)
180,000	Agora SA	850
76,000	Central European Media Enterprises Ltd. (b)	839
700,000	Hurriyet Gazetecilik ve Matbaacilik AS	365
30,000	Sistema JSFC (c)	514
100,000	Telekomunikacja Polska SA	541
260,000	TVN SA	1,059

		4,168

Utility (2%)
46,000	CEZ AS	1,964

Total Common Stock (Cost - $117,598)		104,607

Investment Company (Cost - $332) (0%)
331,756	Payden Cash Reserves Money Market Fund *	332

Total (Cost - $117,930) (a) (99%)		104,939
Other Assets, net of Liabilities (1%)		729

Net Assets (100%)		$105,668

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation	$3,243
Unrealized depreciation	(16,234)

Net unrealized depreciation	$(12,991)

(b)	Non-income producing security.

(c)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Security appraised at fair value under procedures established by the Board.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/1/2011	British Pound (Buy 104)	BNY Mellon	$—
11/2/2011	Czech Koruna (Sell 5,386)	BNY Mellon	1
11/2/2011	Polish Zloty (Sell 722)	BNY Mellon	4
11/3/2011	Polish Zloty (Sell 282)	BNY Mellon	2

			$7

Liabilities:
11/2/2011	British Pound (Buy 71)	BNY Mellon	$—
11/3/2011	Czech Koruna (Sell 9,229)	BNY Mellon	—
11/2/2011	Euro (Buy 260)	BNY Mellon	(8)
11/1/2011	Turkish Lira (Sell 1,123)	BNY Mellon	(2)

			$(10)

Annual Report	54

See notes to financial statements.

Statements of Assets & Liabilities

October 31, 2011

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Short Bond Fund
ASSETS:
Investments, at value *	$444,733	$215,478	$470,924
Affiliated investments, at value **		9,861	34,867
Repurchase agreement, at value	300,000
Foreign cash ***		321	70
Cash		80	32
Swap contracts ****
Receivable for:
Interest and dividends	2,035	840	3,080
Paydowns		20
Investments sold		5,012	4,988
Fund shares sold	18	39	3
Futures			96
Forward currency contracts		5
Receivable from Advisor (Note 3)	87
Other assets	62	29	42

Total Assets	746,935	231,685	514,102

LIABILITIES:
Payable for:
Bank overdraft
Forward currency contracts		660	1,437
Investments purchased		19	9,718
Fund shares redeemed		5,163	5,931
Futures
Swaps
Distributions payable	10	1	148
Liability for securities on loan (Note 2)		9,197	34,064
Accrued expenses:
Investment advisory fees (Note 3)		30	85
Administration fees (Note 3)	96	27	55
Distribution fees (Note 3)
Trustee fees and expenses	5	2	4
Other liabilities	105	93	169

Total Liabilities	216	15,192	51,611

NET ASSETS	$746,719	$216,493	$462,491

NET ASSETS:
Paid in capital	$746,731	$227,870	$468,851
Undistributed net investment income (loss)	(6)	38	512
Undistributed net realized gains (losses) from investments	(6)	(9,576)	(4,064)
Net unrealized appreciation (depreciation) from:
Investments		(1,187)	(1,364)
Translation of assets and liabilities in foreign currencies		(652)	(1,444)

NET ASSETS	$746,719	$216,493	$462,491

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets
Shares Outstanding
Net Asset Value Per Share

Investor Class
Net Assets	$746,719	$216,493	$462,491
Shares Outstanding	746,722	23,064	46,193
Net Asset Value Per Share	$1.00	$9.39	$10.01

* Investments, at cost	$744,733	$216,665	$471,927
** Affiliated investments, at cost		9,861	34,867
*** Foreign cash, at cost		316	69
**** Swaps, at cost

See notes to financial statements.

55	Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden High Income Fund	Payden Tax Exempt Bond Fund

$62,679	$1,221,729	$672,727	$38,481	$961,681	$15,268
1,831	30,814	79,961	1,374	240,483

		11

192	3,128	5,553	529	20,256	183
60	309	4
	35,634	146
3	737	4	40	1,057
31
		522
					1
13	103	52	4	136	8

64,809	1,292,454	758,980	40,428	1,223,613	15,460

		663
	461,363	100,916	1,327	13,046	499
42	972	642		824	13
		13	19
		5,440
	193				1
		30,300	450	179,847

10	154	145		289
8	99	78	5	124	2
	10	8		1
1	6	4
53	410	149	68	437	33

114	463,207	138,358	1,869	194,568	548

$64,695	$829,247	$620,622	$38,559	$1,029,045	$14,912

$62,505	$794,973	$623,134	$34,862	$998,142	$14,345
45	319	809	28		28
1,075	10,619	(14,782)	1,618	12,777	40

1,070	23,336	11,610	2,051	18,126	499
		(149)

$64,695	$829,247	$620,622	$38,559	$1,029,045	$14,912

$707.6	$52,700	$39,848		$4,492
63.63	4,942	3,787		637
$11.12	$10.66	$10.52		$7.05

$63,988	$776,547	$580,774	$38,559	$1,024,553	$14,912
5,756	72,789	55,094	3,404	145,225	1,450
$11.12	$10.67	$10.54	$11.33	$7.05	$10.28

$61,627	$1,198,393	$656,522	$36,432	$943,555	$14,769
1,831	30,814	80,698	1,364	$240,483
		11
		(1,482)

See notes to financial statements.

Annual Report	56

Statements of Assets & Liabilities continued

October 31, 2011

Numbers in 000s

	Payden California Municipal Income Fund	Payden Global Short Bond Fund	Payden Global Fixed Income Fund
ASSETS:
Investments, at value *	$43,956	$73,510	$56,047
Affiliated investments, at value **		4,562	12,045
Repurchase agreement, at value
Foreign cash ***		202	620
Cash	407	31
Swap contracts ****
Receivable for:
Interest and dividends	556	785	911
Paydowns
Investments sold		1,133	51
Fund shares sold	4	14	3
Futures		21	11
Forward currency contracts			278
Receivable from Advisor (Note 3)
Other assets	4	17	13

Total Assets	44,927	80,275	69,979

LIABILITIES:
Payable for:
Bank overdraft
Forward currency contracts		635	1,391
Investments purchased	599	1,913	1,031
Fund shares redeemed	5	408	110
Futures
Swaps
Distributions payable	10
Liability for securities on loan (Note 2)		4,184	748
Accrued expenses:
Investment advisory fees (Note 3)	6	13	6
Administration fees (Note 3)	5	10	9
Distribution fees (Note 3)
Trustee fees and expenses		1	1
Other liabilities	37	90	91

Total Liabilities	662	7,254	3,387

NET ASSETS	$44,265	$73,021	$66,592

NET ASSETS:
Paid in capital	$42,949	$77,655	$68,874
Undistributed net investment income (loss)	(4)	605	2,310
Undistributed net realized gains (losses) from investments	(49)	(3,508)	(5,161)
Net unrealized appreciation (depreciation) from:
Investments	1,369	(1,093)	1,684
Translation of assets and liabilities in foreign currencies		(638)	(1,115)

NET ASSETS	$44,265	$73,021	$66,592

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets
Shares Outstanding
Net Asset Value Per Share

Investor Class
Net Assets	$44,265	$73,021	$66,592
Shares Outstanding	4,378	7,394	7,646
Net Asset Value Per Share	$10.11	$9.88	$8.71

* Investments, at cost	$42,587	$74,550	$54,308
** Affiliated investments, at cost		4,562	12,107
*** Foreign cash, at cost		202	616
**** Swaps, at cost

See notes to financial statements.

57	Payden Mutual Funds

Payden Emerging Markets Bond Fund	Payden Value Leaders Fund	Payden U.S. Growth Leaders Fund	Payden Global Equity Fund	Metzler/Payden European Emerging Markets Fund

$631,835	$62,204	$20,610	$10,432	$104,607
47,281	21,126	1,007	1,679	332

779			177	830

556

11,336	144	20	5	291

975	2,254	1,103	35	1,780
435	975			3

464			69	7

76	15	12	2	10

693,737	86,718	22,752	12,399	107,860

119	763
1,613			33	10
9,498	6,221	1,539	21	1,582
263	64			231
			292

34,229	15,763	330

240	19	7	1	67
80	7	2	2	13
6
6				1
418	49	44	60	288

46,472	22,886	1,922	409	2,192

$647,265	$63,832	$20,830	$11,990	$105,668

$625,300	$77,624	$52,770	$15,900	$266,275
	198	78
13,620	(16,006)	(33,209)	(4,466)	(147,606)

9,522	2,016	1,191	516	(12,991)
(1,177)			40	(10)

$647,265	$63,832	$20,830	$11,990	$105,668

$27,159
1,880
$14.45

$620,106	$63,832	$20,830	$11,990	$105,668
42,990	6,311	2,543	1,731	4,573
$14.42	$10.11	$8.19	$6.93	$23.11

$622,869	$60,188	$19,419	$10,404	$117,598
47,281	21,126	1,007	1,679	332
809			173	821
—

See notes to financial statements.

Annual Report	58

Statements of Operations

Period ended October 31, 2011

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund
INVESTMENT INCOME:
Interest income (Note 2)	$1,028	$2,687
Dividend income	1
Dividend income from affiliated investment (Note 2)		1
Income from securities lending		3
Foreign tax withholdings

Investment Income	1,029	2,691

EXPENSES:
Investment advisory fees (Note 3)	958	584
Administration fees (Note 3)	958	313
Shareholder servicing fees		68
Distribution fees (Note 3)
Custodian fees	47	31
Transfer agent fees	17	24
Registration and filing fees	28	15
Trustee fees and expenses	85	26
Printing and mailing costs	42	17
Legal fees	17	6
Publication expense	31	6
City taxes	6	2
Pricing fees	1	17
Fund accounting fees	69	26
Insurance	44	10
Audit fees	27	36
Loan commitment fees (Note 2)		3
Other expenses	3
Expenses previously deferred (Note 3)

Gross Expenses	2,333	1,184
Expense subsidy (Note 3)	(1,427)	(139)
Custodian credits (Note 2)	(5)

Net Expenses	901	1,045

Net Investment Income (loss)	128	1,646

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Affiliated investments
Investments	1	175
Foreign currency transactions		358
Futures contracts		(86)
Purchased option contracts
Written option contracts
Swap contracts		(31)
Change in net unrealized appreciation (depreciation) from:
Affiliated investments
Investments		(1,099)
Translation of assets and liabilities in foreign currencies		(681)
Futures contracts
Purchased option contracts
Swap contracts		31

Net Realized and Unrealized Gains (Losses)	1	(1,333)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$129	$313

See notes to financial statements.

59	Payden Mutual Funds

Payden Short Bond Fund	Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden High Income Fund	Payden Tax Exempt Bond Fund

$14,754	$1,912	$20,138	$21,008	$2,293	$82,373	$488
44
1		4	1,666	16	5
10			14	1	275

14,809	1,912	20,142	22,688	2,310	82,653	488

1,428	262	1,947	1,522	156	3,683	51
765	140	1,082	815	67	1,578	24
198	23	809	83	74	796	9
	1	92	92		5
73	20	91	69	16	69	3
62	26	80	41	15	132	12
34	29	45	37	21	118	15
70	14	95	72	6	81	2
34	5	51	43	3	98	1
18	3	23	19	2	40	1
15	6	21	18	2	23	3
8	2	7	11		18
25	7	26	21	15	27	7
64	15	82	61	9	134	5
33	7	44	34	3	60	1
37	27	39	39	38	29	29
8	1	11	8	1	17

2,872	588	4,545	2,985	428	6,908	163
(155)	(24)	(840)		(137)		(75)
(5)		(1)	(2)		(3)

2,712	564	3,704	2,983	291	6,905	88

12,097	1,348	16,438	19,705	2,019	75,748	400

4,696	1,355	19,981	10,451	1,895	35,954	96
748			210
(2,405)	(102)	(1,073)	(1,478)	(293)

			(587)

			(737)	10
(11,450)	(1,931)	3,751	(11,016)	(2,055)	(67,323)	(540)
(1,641)			(391)
(115)	59		100	15
				(24)
			(3,958)

(10,167)	(619)	22,659	(7,406)	(452)	(31,369)	(444)

$1,930	$729	$39,097	$12,299	$1,567	$44,379	$(44)

See notes to financial statements.

Annual Report	60

Statements of Operations continued

Period ended October 31, 2011

Numbers in 000s

	Payden California Municipal Income Fund	Payden Global Short Bond Fund
INVESTMENT INCOME:
Interest income (Note 2)	$1,416	$2,959
Dividend income		24
Dividend income from affiliated investment (Note 2)
Income from securities lending		2
Foreign tax withholdings

Investment Income	1,416	2,985

EXPENSES:
Investment advisory fees (Note 3)	137	327
Administration fees (Note 3)	64	164
Shareholder servicing fees	3	74
Distribution fees (Note 3)
Custodian fees	3	40
Transfer agent fees	15	21
Registration and filing fees		16
Trustee fees and expenses	6	15
Printing and mailing costs	3	9
Legal fees	1	4
Publication expense	4	4
City taxes	1	1
Pricing fees	9	24
Fund accounting fees	9	20
Insurance	3	4
Audit fees	28	33
Loan commitment fees (Note 2)	1	2
Other expenses
Expenses previously deferred (Note 3)		7

Gross Expenses	287	765
Expense subsidy (Note 3)	(51)
Custodian credits (Note 2)		(1)

Net Expenses	236	764

Net Investment Income (loss)	1,180	2,221

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Affiliated investments
Investments	(49)	2,232
Foreign currency transactions		77
Futures contracts		(381)
Purchased option contracts
Written option contracts
Swap contracts
Change in net unrealized appreciation (depreciation) from:
Affiliated investments
Investments	(289)	(2,702)
Translation of assets and liabilities in foreign currencies		(647)
Futures contracts		(42)
Swap contracts

Net Realized and Unrealized Gains (Losses)	(338)	(1,463)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$842	$758

See notes to financial statements.

61	Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Value Leaders Fund	Payden U.S. Growth Leaders Fund	Payden Global Equity Fund	Metzler/Payden European Emerging Markets Fund

$2,763	$43,545	$11		$57
		1,973	$573	110	$4,205
655	4			1	1
1	24	18	6	9
			(3)		(618)

3,419	43,573	2,002	576	177	3,588

216	2,834	201	225	156	1,170
108	945	60	56	25	234
70	736	12	6	26	347
	50
68	191	10	16	25	339
19	67	36	17	15	84
20	57	12	10	17	13
10	79	5	6	2	24
5	54	3	2	1	99
3	21	1	2	1	74
5	11	3	4	3	3
1	8	1	2		7
20	12		1	1	11
13	77	8	10	7	41
5	25	1	3	1	12
39	34	27	26	30	34
1	8		1		3

	184

603	5,393	380	387	310	2,495
(99)		(58)	(22)	(63)	(147)
	(3)				(2)

504	5,390	322	365	247	2,346

2,915	38,183	1,680	211	(70)	1,242

5
2,096	9,314	1,796	11,469	195	9,262
597	5,801			12	(1,933)
(595)	69	71	10	(934)
		1,222	128
		(125)	(86)
	(1,389)

(335)
(3,148)	(33,565)	2,057	(6,529)	(902)	(31,547)
(1,136)	(1,568)			2	(16)
17	457			289
	24

(2,499)	(20,857)	5,021	4,992	(1,338)	(24,234)

$416	$17,326	$6,701	$5,203	$(1,408)	$(22,992)

See notes to financial statements.

Annual Report	62

Statements of Changes in Net Assets

For the periods ended October 31st,

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund		Payden Short Bond Fund
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)	$128	$241	$1,646	$1,144	$12,097	$10,789
Net realized gains (losses) on investments	1	(7)	416	(266)	3,039	1,462
Change in net unrealized appreciation/(depreciation)			(1,749)	1,673	(13,206)	7,655

Change in Net Assets Resulting from Operations	129	234	313	2,551	1,930	19,906

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class
Investor Class	(128)	(194)	(1,849)	(1,236)	(12,314)	(11,290)
Net realized gains from investments:
Adviser Class
Investor Class					(1,172)	(1,524)
Return of capital
Adviser Class
Investor Class		(47)		(59)

Change in Net Assets from Distributions to Shareholders	(128)	(241)	(1,849)	(1,295)	(13,486)	(12,814)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class
Investor Class	27,027,382	21,261,185	238,190	158,725	257,832	310,955
Reinvestment of distributions:
Adviser Class
Investor Class	44	102	1,816	1,275	11,514	10,953
Cost of fund shares redeemed:
Adviser Class
Investor Class	(26,872,577)	(21,757,367)	(180,410)	(115,293)	(335,905)	(146,781)
Proceeds from redemption fees (Note 3)
Adviser Class
Investor Class

Change in Net Assets from Capital Transactions	154,849	(496,080)	59,596	44,707	(66,559)	175,127

Total Change in Net Assets	154,850	(496,087)	58,060	45,963	(78,115)	182,219

NET ASSETS:
Beginning of period	591,869	1,087,956	158,433	112,470	540,606	358,387

End of period	$746,719	$591,869	$216,493	$158,433	$462,491	$540,606

Accumulated net investment income/(loss)	$(6)	$(6)	$38	$(2)	$512	$935

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class
Outstanding shares at beginning of period

Shares sold
Shares issued in reinvestment of distributions
Shares redeemed

Change in shares outstanding

Outstanding shares at end of period

Investor Class
Outstanding shares at beginning of period	591,873	1,087,953	16,768	12,004	52,823	35,438

Shares sold	27,027,382	21,261,185	25,260	16,893	25,445	30,789
Shares issued in reinvestment of distributions	44	102	192	136	1,138	1,083
Shares redeemed	(26,872,577)	(21,757,367)	(19,156)	(12,265)	(33,213)	(14,487)

Change in shares outstanding	154,849	(496,080)	6,296	4,764	(6,630)	17,385

Outstanding shares at end of period	746,722	591,873	23,064	16,768	46,193	52,823

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)			142,427	160,504	213,226	331,544
Sale of investments (excluding government)			80,543	81,257	262,235	143,704
Purchase of government securities			51,702	26,685	159,053	122,384
Sale of government securities			28,224	27,644	156,843	85,749

See notes to financial statements.

63	Payden Mutual Funds

Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund		Payden Corporate Bond Fund		Payden High Income Fund
2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

$1,348	$1,821	$16,438	$15,761	$19,705	$19,430	$2,019	$2,049	$75,748	$63,632
1,253	1,080	18,908	22,934	8,596	16,344	1,602	1,635	35,954	8,485
(1,872)	1,412	3,751	8,415	(16,002)	5,304	(2,054)	1,110	(67,323)	51,021

729	4,313	39,097	47,110	12,299	41,078	1,567	4,794	44,379	123,138

(7)	(2)	(1,465)	(181)	(1,311)	(942)			(153)	(11)
(1,511)	(2,025)	(29,367)	(31,173)	(18,882)	(19,282)	(2,021)	(2,048)	(77,125)	(62,839)

(4)		(132)						(2)
(932)	(1,185)	(3,383)				(1,613)	(335)	(1,058)

					(50)
					(1,021)

(2,454)	(3,212)	(34,347)	(31,354)	(20,193)	(21,295)	(3,634)	(2,383)	(78,338)	(62,850)

319	467	40,302	21,719	14,824	63,775			5,207	446
27,918	40,338	339,490	430,706	190,005	71,714	6,238	14,021	329,419	481,935

12	2	1,338	178	1,311	992			154	11
2,438	3,205	29,919	28,531	18,734	20,201	3,527	2,342	45,749	34,913

(52)	(40)	(10,908)	(856)	(8,573)	(33,064)			(1,309)
(75,192)	(36,652)	(340,259)	(348,443)	(159,926)	(81,044)	(16,524)	(13,621)	(355,406)	(214,307)

								57	5

(44,557)	7,320	59,882	131,835	56,375	42,574	(6,759)	2,742	23,871	303,003

(46,282)	8,421	64,632	147,591	48,481	62,357	(8,826)	5,153	(10,088)	363,291

110,977	102,556	764,615	617,024	572,141	509,784	47,385	42,232	1,039,133	675,842

$64,695	$110,977	$829,247	$764,615	$620,622	$572,141	$38,559	$47,385	$1,029,045	$1,039,133

$45	$26	$319	$524	$809		$28	$25	$—	$1,016

38		2,005		3,060				64

29	42	3,852	2,070	1,420	6,173			732	63
1		128	17	125	95			22	1
(4)	(4)	(1,043)	(82)	(818)	(3,208)			(181)

26	38	2,937	2,005	727	3,060			573	64

64	38	4,942	2,005	3,787	3,060			637	64

9,788	9,177	70,391	59,932	50,536	49,455	3,998	3,758	142,021	98,927

2,530	3,630	32,299	41,445	18,030	6,904	553	1,231	45,906	68,760
221	289	2,864	2,746	1,785	1,942	316	206	6,350	4,972
(6,783)	(3,308)	(32,765)	(33,732)	(15,257)	(7,765)	(1,463)	(1,197)	(49,052)	(30,638)

(4,032)	611	2,398	10,459	4,558	1,081	(594)	240	3,204	43,094

5,756	9,788	72,789	70,391	55,094	50,536	3,404	3,998	145,225	142,021

1,309				410,294	248,011	33,728	29,724	381,470	468,834
4,570				349,162	205,848	42,062	26,988	398,548	173,505
68,645	120,910	298,638	508,743	339,312	463,613	4,026	3,226
100,640	99,500	118,948	188,888	306,111	431,069	3,445	3,524

See notes to financial statements.

Annual Report	64

Statements of Changes in Net Assets continued

For the periods ended October 31st,

Numbers in OOOs

	Payden Tax Exempt Bond Fund		Payden California Municipal Income Fund		Payden Global Short Bond Fund
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)	$400	$580	$1,180	$1,360	$2,221	$1,633
Net realized gains (losses) on investments	96	67	(49)	866	1,928	(312)
Change in net unrealized appreciation/(depreciation)	(540)	585	(289)	468	(3,391)	1,920

Change in Net Assets Resulting from Operations	(44)	1,232	842	2,694	758	3,241

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class
Investor Class	(400)	(580)	(1,180)	(1,360)	(2,841)	(1,472)
Net realized gains from investments:
Adviser Class
Investor Class			(869)	(243)
Return of capital
Adviser Class
Investor Class						(24)

Change in Net Assets from Distributions to Shareholders	(400)	(580)	(2,049)	(1,603)	(2,841)	(1,496)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class
Investor Class	4,738	11,095	7,020	10,935	101,759	20,858
Reinvestment of distributions:
Adviser Class
Investor Class	392	573	1,883	1,498	2,768	1,462
Cost of fund shares redeemed:
Adviser Class
Investor Class	(14,952)	(9,037)	(10,011)	(11,200)	(98,754)	(14,649)
Proceeds from redemption fees (Note 3)
Adviser Class
Investor Class

Change in Net Assets from Capital Transactions	(9,822)	2,631	(1,108)	1,233	5,773	7,671

Total Change in Net Assets	(10,266)	3,283	(2,315)	2,324	3,690	9,416

NET ASSETS:
Beginning of period	25,178	21,895	46,580	44,256	69,331	59,915

End of period	$14,912	$25,178	$44,265	$46,580	$73,021	$69,331

Accumulated net investment income/(loss)	$28	$28	$(4)		$605

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class
Outstanding shares at beginning of period

Shares sold
Shares issued in reinvestment of distributions
Shares redeemed

Change in shares outstanding

Outstanding shares at end of period

Investor Class
Outstanding shares at beginning of period	2,440	2,181	4,496	4,380	6,824	6,056

Shares sold	466	1,094	701	1,072	10,076	2,084
Shares issued in reinvestment of distributions	39	56	190	147	275	146
Shares redeemed	(1,495)	(891)	(1,009)	(1,103)	(9,781)	(1,462)

Change in shares outstanding	(990)	259	(118)	116	570	768

Outstanding shares at end of period	1,450	2,440	4,378	4,496	7,394	6,824

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	4,152	9,259	12,228	22,587	125,112	50,037
Sale of investments (excluding government)	13,191	6,080	14,736	21,597	119,247	30,657
Purchase of government securities					29,773	9,465
Sale of government securities					27,851	12,443

See notes to financial statements.

65	Payden Mutual Funds

Payden Global Fixed Income Fund		Payden Emerging Markets Bond Fund		Payden Value Leaders Fund		Payden U.S. Growth Leaders Fund		Payden Global Equity Fund
2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

$2,915	$3,193	$38,183	$19,947	$1,680	$420	$211	$173	$(70)	$(97)
2,103	3,171	13,795	9,350	2,964	137	11,521	8,449	(727)	783
(4,602)	58	(34,652)	28,896	2,057	2,478	(6,529)	764	(611)	812

416	6,422	17,326	58,193	6,701	3,035	5,203	9,386	(1,408)	1,498

		(1,198)	(198)
(3,009)	(4,293)	(35,478)	(18,169)	(1,875)	(452)	(156)	(260)

		(11)
		(323)

								(89)	(38)

(3,009)	(4,293)	(37,010)	(18,367)	(1,875)	(452)	(156)	(260)	(89)	(38)

		32,713	11,987
13,014	27,361	395,650	217,162	33,649	1,558	3,168	3,442	4,520	7,512

		1,199	198
2,896	4,171	34,694	17,958	1,853	446	155	260	89	38

		(16,144)	(2,287)
(23,161)	(59,228)	(224,461)	(83,169)	(3,531)	(5,915)	(43,248)	(23,629)	(5,655)	(5,331)

		4
		78	42						1

(7,251)	(27,696)	223,733	161,891	31,971	(3,911)	(39,925)	(19,927)	(1,046)	2,220

(9,844)	(25,567)	204,049	201,717	36,797	(1,328)	(34,878)	(10,801)	(2,543)	3,680

76,436	102,003	443,216	241,499	27,035	28,363	55,708	66,509	14,533	10,853

$66,592	$76,436	$647,265	$443,216	$63,832	$27,035	$20,830	$55,708	$11,990	$14,533

$2,310	$328	$—	$369	$198	$136	$78	$23	$—	$(135)

		708

		2,244	851
		84	14
		(1,156)	(157)

		1,172	708

		1,880	708

8,473	11,615	29,143	18,241	3,033	3,473	7,105	9,775	1,946	1,658

1,467	3,082	27,062	15,602	3,455	177	374	468	574	1,065
329	473	2,422	1,289	188	53	18	37	11	5
(2,623)	(6,697)	(15,637)	(5,989)	(365)	(670)	(4,954)	(3,175)	(800)	(782)

(827)	(3,142)	13,847	10,902	3,278	(440)	(4,562)	(2,670)	(215)	288

7,646	8,473	42,990	29,143	6,311	3,033	2,543	7,105	1,731	1,946

41,055	95,359	735,211	313,717	99,444	19,555	111,325	134,955	23,848	22,245
50,966	114,458	501,946	156,255	67,869	22,997	151,058	154,062	30,017	16,276
17,035	26,120
15,159	33,751

See notes to financial statements.

Annual Report	66

Statements of Changes in Net Assets continued

For the periods ended October 31st,

Numbers in OOOs

	Metzler/Payden European Emerging Markets Fund
	2011	2010
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)	$1,242	$(331)
Net realized gains (losses) on investments	7,329	29,128
Change in net unrealized appreciation/(depreciation)	(31,563)	(2,390)

Change in Net Assets Resulting from Operations	(22,992)	26,407

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class
Investor Class
Net realized gains from investments:
Adviser Class
Investor Class
Return of capital
Adviser Class
Investor Class

Change in Net Assets from Distributions to Shareholders

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class
Investor Class	203,580	44,257
Reinvestment of distributions:
Adviser Class
Investor Class
Cost of fund shares redeemed:
Adviser Class
Investor Class	(252,770)	(93,876)
Proceeds from redemption fees (Note 3)
Adviser Class
Investor Class	6	75

Change in Net Assets from Capital Transactions	(49,184)	(49,544)

Total Change in Net Assets	(72,176)	(23,137)

NET ASSETS:
Beginning of period	177,844	200,981

End of period	$105,668	$177,844

Accumulated net investment income/(loss)	$—	$(788)

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class
Outstanding shares at beginning of period

Shares sold
Shares issued in reinvestment of distributions
Shares redeemed

Change in shares outstanding

Outstanding shares at end of period

Investor Class
Outstanding shares at beginning of period	6,317	8,329

Shares sold	6,638	1,687
Shares issued in reinvestment of distributions
Shares redeemed	(8,382)	(3,699)

Change in shares outstanding	(1,744)	(2,012)

Outstanding shares at end of period	4,573	6,317

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	209,763	229,224
Sale of investments (excluding government)	259,084	259,328
Purchase of government securities
Sale of government securities

See notes to financial statements.

67	Payden Mutual Funds

Notes to Financial Statements

October 31, 2011

1.	Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its eighteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report includes seventeen of the Funds. The Payden/Kravitz Cash Balance Plan Fund is contained in a separate report. Each of the Funds, other than the Cash Reserves Money Market and High Income Funds, has been classified as non-diversified.

On October 10, 2010, at a joint meeting of the Board of Trustees of the Metzler Payden Investment Group and the Board of Trustees of the Payden & Rygel Investment Group, each approved an Agreement and Plan of Reorganization (the “Plan”) setting forth the terms and conditions of the proposed reorganization of the Metzler Payden European Emerging Markets Fund into a newly formed series of the Payden & Rygel Investment Group. On January 12, 2011, at a meeting of the Fund’s shareholders, the Plan was approved. On January 21, 2011, the reorganization took place.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. Each Fund’s financial statements are prepared in accordance with GAAP.

The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information (pricing services, quotes obtained from brokers and dealers, and recent market trades) provided by the institution with which a Fund entered into the transaction in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s

Annual Report	68

Notes to Financial Statements continued

holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Fund causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA, Tax Exempt Bond, and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Payden Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

69	Payden Mutual Funds

In April 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-03 “Transfer and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

Forward Currency Contracts

The Funds entered into forward contracts to protect against adverse currency movements or as speculative investments. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Funds entered into interest rate swap agreements for a variety of reasons, including to hedge certain markets, to protect against adverse interest rate movements, to provide a substitute for purchasing or selling a security, or to increase potential returns. Changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract. The Funds and counterparties have agreed to exchange interest payments based on a notional principal amount.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call

Annual Report	70

Notes to Financial Statements continued

option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Written Options	Number of Contracts	Premiums
Value Leaders
Options outstanding at October 31, 2010	—	$—
Options written	1,874	158,700
Options expired	(1,793)	(33,393)
Options exercised
Options closed	(81)	(125,307)

Options outstanding at October 31, 2011	—	$—

U.S. Growth Leaders
Options outstanding at October 31, 2010	—	$—
Options written	44	68,068
Options expired
Options exercised
Options closed	(44)	(68,068)

Options outstanding at October 31, 2011	—	$—

TBA Sale Commitment

Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Derivatives and Hedging

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

71	Payden Mutual Funds

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2011

(Amounts in thousands)

	Derivative Assets ($)		Derivative Liabilities ($)
Limited Maturity
Foreign currency risk(2)	5	Foreign currency risk(3)	(660)

Short Bond
Interest rate risk(1)	—	Interest rate risk(1)	(361)
Foreign currency risk(2)	—	Foreign currency risk(3)	(1,437)

Total	—		(1,798)
U.S. Government
Interest rate risk(1)	18	Interest rate risk(1)	—

Core Bond
Interest rate risk(1)	100	Interest rate risk(5)	(3,958)
Foreign currency risk(2)	522	Foreign currency risk(3)	(663)

Total	622		(4,621)
Corporate Bond
Interest rate risk(1)	—	Interest rate risk(1)	(8)

Global Short Bond
Interest rate risk(1)	4	Interest rate risk(1)	(57)
Foreign currency risk(2)		Foreign currency risk(3)	(635)

Total	4		(692)
Global Fixed Income
Interest rate risk(1)	44	Interest rate risk(1)	(37)
Foreign currency risk(2)	278	Foreign currency risk(3)	(1,391)

Total	322		(1,428)
Emerging Markets Bond
Interest rate risk(4)	556	Interest rate risk(1)	—
Foreign currency risk(2)	464	Foreign currency risk(3)	(1,613)

Total	1,020		(1,613)
Global Equity
Equity risk(1)	496	Equity risk(1)	(8)
Foreign currency risk(2)	69	Foreign currency risk(3)	(33)

Total	565		(41)
European Emerging Markets
Foreign currency risk(2)	7	Foreign currency risk(3)	(10)

Statement of Assets and Liabilities location:

(1)	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable/Payable for futures.
(2)	Receivable for forward currency contracts.
(3)	Payable for forward currency contracts.
(4)	Receivable for swap contracts.
(5)	Payable for swap contracts.

The Effect of Derivative Instruments on the Statement of Operations

For the Period Ended October 31, 2011

(Amounts in thousands)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income ($)
Underlying risk	Futures(6)	Forward Currency Contracts(7)	Options(8)	Swaps(9)	Total
Limited Maturity
Interest rate	(86)	—	—	(31)	(117)
Foreign exchange	—	334	—	—	334

Total	(86)	334	—	(31)	217
Short Bond
Interest rate	(2,405)	—	—	—	(2,405)
Foreign exchange	—	837	—	—	837

Total	(2,405)	837	—	—	(1,568)
U.S. Government
Interest rate	(102)	—	—	—	(102)

GNMA
Interest rate	(1,073)	—	—	—	(1,073)

Core Bond
Interest rate	(1,478)	—	—	(587)	(2,065)
Foreign exchange	—	188	—	—	188

Total	(1,478)	188	—	(587)	(1,877)
Corporate Bond
Interest rate	(293)	—	—	—	(293)

Global Short Bond
Interest rate	(381)	—	—	—	(381)
Foreign exchange	—	(65)	—	—	(65)

Total	(381)	(65)	—	—	(446)
Global Fixed Income
Interest rate	(595)	—	—	—	(595)
Foreign exchange	—	567	—	—	567

Total	(595)	567	—	—	(28)
Emerging Markets Bond
Interest rate	69	—	—	(1,389)	(1,320)
Foreign exchange	—	4,892	—	—	4,892

Total	69	4,892	—	(1,389)	3,572
Value Leaders
Equity	71	—	1,097	—	1,168

U.S. Growth Leaders
Equity	10	—	42	—	52

Global Equity
Foreign exchange	—	74	—	—	74
Equity	(934)	—	—	—	(934)

Total	(934)	74	—	—	(860)
European Emerging Markets
Foreign exchange	—	(1,191)	—	—	(1,191)

(6)	Net realized gains (losses) from futures contracts.
(7)	Net realized gains (losses) from forwards.
(8)	Net realized gains (losses) from option contracts.
(9)	Net realized gains (losses) from swap contracts.

Annual Report	72

Notes to Financial Statements continued

The Effect of Derivative Instruments on the Statement of Operations

For the Period Ended October 31, 2011

(Amounts in thousands)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income ($)
Underlying risk	Futures (9)	Forward Currency Contracts (10)	Options (11)	Swaps (12)	Total
Limited Maturity
Interest rate	—	—	—	31	31
Foreign exchange	—	(684)	—	—	(684)

Total	—	(684)	—	31	(653)
Short Bond
Interest rate	(115)	—	—	—	(115)
Foreign exchange	—	(1,616)	—	—	(1,616)

Total	(115)	(1,616)	—	—	(1,731)
U.S. Government
Interest rate	59	—	—	—	59

Core Bond
Interest rate	100	—	—	(3,958)	(3,858)
Foreign exchange	—	(377)	—	—	(377)

Total	100	(377)	—	(3,958)	(4,235)
Corporate Bond
Interest rate	15	—	(24)	—	(9)

Global Short Bond
Interest rate	(42)	—	—	—	(42)
Foreign exchange	—	(637)	—	—	(637)

Total	(42)	(637)	—	—	(679)
Global Fixed Income
Interest rate	17	—	—	—	17
Foreign exchange	—	(1,106)	—	—	(1,106)

Total	17	(1,106)	—	—	(1,089)
Emerging Markets Bond
Interest rate	457	—	—	24	481
Foreign exchange	—	(1,523)	—	—	(1,523)

Total	457	(1,523)	—	24	(1,042)
Global Equity
Foreign exchange	—	(2)	—	—	(637)
Equity	289	—	—	—	289

Total	289	—	—	—	289
European Emerging Markets
Foreign exchange	—	5	—	—	5

(9)	Change in net unrealized appreciation (depreciation) from futures contracts.
(10)	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which includes other currency related appreciation (depreciation).
(11)	Change in net unrealized appreciation (depreciation) from option contracts.
(12)	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2011 the average value of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	5%	0%	1%	0%
Short Bond	7%	0%	12%	0%
U.S. Government	0%	0%	5%	0%
GNMA	0%	0%	9%	0%
Core Bond	2%	0%	8%	0%
Corporate Bond	0%	0%	5%	0%
Global Short Bond	18%	0%	11%	0%
Global Fixed Income	42%	0%	37%	0%
Emerging Markets Bond	6%	0%	27%	0%
Value Leaders	0%	0%	2%	0%
U.S. Growth Leaders	0%	0%	1%	0%
Global Equity	9%	0%	60%	0%

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AMBAC, FGIC, FSA and MBIA).

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market and European Emerging Markets) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the statement of operations.

Collateral

Futures contracts, options, swap agreements and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. A Fund, which employs these investment options, is required to segregate sufficient assets to cover any potential loss.

73	Payden Mutual Funds

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) U.S. Growth Leaders, Global Equity and European Emerging Markets Fund, which are declared and paid semi-annually, and (ii) the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2011, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market, Tax Exempt Bond and California Municipal Income Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the statements of operations. The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2010	Purchases	Sales	Dividends	Value October 31, 2011
Investments in Cash Reserves Money Market Fund
Limited Maturity	$150,767	$991,957,414	$982,246,745	$743	$9,861,436
Short Bond	25,416,067	1,048,186,475	1,038,735,046	806	34,867,496
U.S. Government	955,175	417,685,289	416,809,490	325	1,830,974
GNMA	8,868,742	5,196,991,812	5,175,046,876	4,116	30,813,678
Core Bond	13,155,991	1,725,105,270	1,701,473,547	1,389	36,787,714
Corporate Bond	944,837	111,967,084	112,347,885	90	564,036
High Income	80,760,764	6,558,268,913	6,398,546,584	5,082	240,483,093
Global Short Bond	476,721	447,322,135	443,236,458	346	4,562,398
Global Fixed Income	3,463,945	260,049,989	260,678,942	207	2,834,992
Emerging Markets Bond	42,288,625	5,395,252,049	5,390,259,576	4,347	47,281,098
Value Leaders	867,711	193,898,648	173,639,892	150	21,126,467
U.S Growth Leaders	410,836	90,360,233	89,764,234	72	1,006,835
Global Equity	2,646,255	686,222,473	687,190,059	544	1,678,669
European Emerging Markets	886,597	1,354,828,231	1,355,383,072	1,085	331,756

Annual Report	74

Notes to Financial Statements continued

Fund	Value October 31, 2010	Purchases	Sales	Dividends	Value October 31, 2011
Investments in High Income Fund
Core Bond	$—	$23,357,958	$—	$933,259	$22,424,212
Corporate Bond	—	800,000	—	15,517	810,345
Global Fixed Income	7,874,940	2,525,002	850,000	654,541	9,209,831
Investments in Emerging Markets Bond Fund
Core Bond	$—	$20,552,553	$—	$731,552	$20,748,962

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the statements of operations.

Redemption Fee

The High Income, Emerging Markets Bond, Value Leaders, U.S. Growth Leaders, Global Equity and the European Emerging Markets Funds employ a redemption fee on shareholders payable to the Funds and equal to 2% of the value of shares redeemed if the shares are held less than thirty days. The fees are added to paid in capital and are disclosed in the statements of changes in net assets.

Line of Credit

The Paydenfunds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $30 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and expenses are allocated on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3.	Related Party Transactions

Payden & Rygel and Metzler/Payden (the “Advisers”) provide investment advisory services to the Funds. Under the terms of the investment advisory agreement, each is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees Based on Assets
	Between 0–500 Million	Between 0.5–1 Billion	Between 1–2 Billion	Over 2 Billion	Expense Guarantee	Current Voluntary Expense Limit	Deferred Expense Subsidy
							FY 2009	FY 2010	FY 2011
Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	$1,519,737	$1,313,868	$1,426,841
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.50%	171,136	135,074	138,454
Short Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	216,561	239,666	155,287
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	40,623	55,442	24,031
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	646,579	1,215,779	840,128
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	—	—	—
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	57,738	132,394	137,550
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	—	—	—
Tax Exempt Bond	0.32%	0.28%	0.25%	0.25%	0.60%	0.55%	67,323	77,926	75,129
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.55%	56,974	55,319	51,218
Global Short Bond	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	61,380	46,697	2,445
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	79,648	116,852	98,962
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	0.90%	—	—	—
Value Leaders	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	75,102	50,404	58,027
U.S. Growth Leaders	0.60%	0.60%	0.50%	0.50%	1.00%	n/a	—	—	33,730
Global Equity	0.95%	0.95%	0.95%	0.95%	1.50%	n/a	77,606	67,208	62,625
European Emerging Markets	0.75%	0.75%	0.75%	0.75%	1.50%	n/a	31,355	262,613	146,876

75	Payden Mutual Funds

The Advisers agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2011 (exclusive of interest and taxes).

Each Fund remains liable to its respective Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the U.S. Government, GNMA, Core Bond, High Income and Emerging Markets Bond Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor class of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury

Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Fund’s expect this risk of loss to be remote.

4.	Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 —quoted prices in active markets for identical investments, Level 2 —other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 — Securities valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments (Fixed income-Asset Backed, Commercial Paper, Corporate, Government, Mortgage Backed, Municipal and U.S. Government Agency, Equity-Common Stocks, Exchange Traded Funds and Investment Company).

In January 2010, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. This ASU adds new disclosures about the amounts and reason for significant transfers in and out of Level 1 and Level 2 as well as inputs and valuation techniques used to measure fair value that fall in either Level 2 or Level 3, and information on purchases, sales, issuance and settlement on a gross basis in the reconciliation of activity in Level 3. There were no significant transfers between levels which required disclosure.

Annual Report	76

Notes to Financial Statements continued

Table 1.

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Repurchase Agreement			$300,000				$300,000
U.S. Government			250,685				250,685
U.S. Governnment Agency			186,806				186,806
Investment Company	$7,242						7,242
Limited Maturity
Asset Backed			20,919				20,919
Commercial Paper			3,486				3,486
Corporate			123,563				123,563
Foreign Government			11,109				11,109
Mortgage Backed			21,201				21,201
Municipal			4,533				4,533
U.S. Government			26,671				26,671
U.S. Governnment Agency			3,996				3,996
Investment Company	9,861						9,861
Short Bond
Asset Backed			16,591				16,591
Corporate			309,501				309,501
Foreign Government			11,458				9,905
Mortgage Backed			51,487				51,487
Municipal			4,339				4,339
U.S. Government			77,548				79,101
Investment Company	34,867						34,867
U.S. Government
Mortgage Backed			25,892				25,892
U.S. Government			30,045				30,045
U.S. Governnment Agency			6,742				6,742
Investment Company	1,831						1,831
GNMA
Mortgage Backed			1,145,963				1,145,963
U.S. Government			50,615				50,615
U.S. Governnment Agency			25,151				25,151
Investment Company	30,814						30,814
Core Bond
Asset Backed			4,595				4,595
Corporate			329,402				329,402
Foreign Government			15,302				15,302
Mortgage Backed			221,133				221,133
Municipal			1,823				1,823
U.S. Government			100,472				100,472
Investment Company	79,961						79,961

77	Payden Mutual Funds

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Corporate Bond
Corporate			$36,546				$36,546
Option	$9						9
Preferred Stock	850						850
U.S. Government			1,076				1,076
Investment Company	1,374						1,374
High Income
Corporate			961,681				961,681
Investment Company	240,483						240,483
Tax Exempt Bond
Municipal			13,844				13,844
U.S. Government			499				499
Investment Company	925						925
California Municipal Income
Municipal			42,264				42,264
U.S. Government			899				899
Investment Company	793						793
Global Short Bond
Asset Backed			2,743				2,743
Corporate			53,424				53,424
Foreign Government			3,589				2,627
Mortgage Backed			8,806				8,806
Municipal			132				132
U.S. Government			4,816				5,778
Investment Company	4,562						4,562
Global Fixed Income
Corporate			27,374				27,374
Foreign Government			22,161				22,161
Mortgage Backed			2,229				2,229
U.S. Government			4,283				4,283
Investment Company	12,045						12,045
Emerging Markets Bond
Corporate			220,124				220,124
Foreign Government			411,711				411,711
Investment Company	47,281						47,281
Value Leaders
Exchange Traded Funds	925						925
Preferred Stock	8,230						8,230
Common Stock	53,049						53,049
Investment Company	21,126						21,126
U.S. Growth Leaders
Common Stock	20,610						20,610
Investment Company	1,007						1,007

Annual Report	78

Notes to Financial Statements continued

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Global Equity
Exchange Traded Funds	$2,031						$2,031
Foreign Government			$4,803				4,803
U.S. Government			3,598				3,598
Investment Company	1,679						1,679
European Emerging Markets
Common Stock	104,066		541				104,607
Investment Company	332						332

Table 1a.

	Other Financial Instruments †
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts			$5	$(660)			$(655)
Short Bond
Forward currency contracts				(1,437)			(1,437)
Futures		$(361)					(361)
U.S. Government
Futures	$18						18
Core Bond
Forward currency contracts			522	(663)			(141)
Futures	100						100
Swaps				(5,440)			(5,440)
Corporate Bond
Futures		(8)					(8)
Global Short Bond
Forward currency contracts				(635)			(635)
Futures	4	(57)					(53)
Global Fixed Income
Forward currency contracts			278	(1,391)			(1,113)
Futures	44	(37)					7
Emerging Markets Bond
Forward currency contracts			464	(1,613)			(1,149)
Swaps			556				556
Global Equity
Forward currency contracts			69	(33)			36
Futures	496	(8)					488
European Emerging Markets
Forward currency contracts			7	(10)			(3)

†	Other Financial Instruments include derivative instruments, such as futures, forward currency, swap and any options contracts. Amounts shown represents unrealized appreciation (depreciation) at period end.

79	Payden Mutual Funds

5.	Federal Income Taxes (amounts in 000s)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Funds used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2011: Cash Reserves ($1) Short Bond ($421), Core Bond ($7,151), High Income ($21,339), Tax Exempt Bond ($56), Value Leaders ($3,133), U.S. Growth Leaders ($11,291), Global Short Bond ($48), Emerging Markets Bond ($1,128).

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

	Capital Loss Carryforwards
	Expires 2012	Expires 2013	Expires 2014	Expires 2015	Expires 2016	Expires 2017	Expires 2018	Expires 2019	Total
Cash Reserves Money Market							$6		$6
Limited Maturity	$1,129	$1,482	$411	$840	$3,358	$2,201	287	$526	10,234
Short Bond						5,783			5,783
U.S. Government									—
GNMA								519	519
Core Bond				5,958	2,226	6,972			15,156
Corporate Bond									—
High Income									—
Tax Exempt Bond									—
California Municipal Income								49	49
Global Short Bond		114	1,019	644		2,397			4,174
Global Fixed Income						5,127		1,003	6,130
Emerging Markets Bond									—
Value Leaders					7,125	8,538			15,663
U.S. Growth Leaders					16,631	16,480			33,111
Global Equity					2,862	653		452	3,967
European Emerging Markets						115,894	714	383	116,991

The tax character of distributions paid during the fiscal years ended October 31st is as follows:

	2010				2011
	Tax - Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax - Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Cash Reserves Money Market		$288		$47		$124
Limited Maturity		1,295		59		1,850
Short Bond		12,746				13,500
U.S. Government		2,699	$513			2,077	$378
GNMA		31,174				34,409
Core Bond		21,296		1,071		20,193
Corporate Bond		2,384				2,895	740
High Income		62,850				77,278	1,060
Tax Exempt Bond	$578	2			$400
California Municipal Income	1,356	4	243		1,181	39	827
Global Short Bond		1,496		24		2,841

Annual Report	80

Notes to Financial Statements continued

	2010				2011
	Tax - Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax - Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Global Fixed Income		$4,293				$3,009
Emerging Markets Bond		18,367				36,676	$334
Value Leaders		452				1,875
U.S. Growth Leaders		261				156
Global Equity				$38				$89
European Emerging Markets

At October 31, 2011 net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows:

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$744,733	$—	$—	$—
Limited Maturity	226,526	833	2,020	(1,187)
Short Bond	506,530	7,430	8,169	(739)
U.S. Government	63,467	1,078	35	1,043
GNMA	1,218,617	23,569	(10,357)	33,926
Core Bond	736,837	22,128	6,277	15,851
Corporate Bond	37,801	2,330	276	2,054
High Income	1,184,233	39,003	21,072	17,931
Tax Exempt Bond	14,769	510	11	499
California Municipal Income	42,587	1,433	64	1,369
Global Short Bond	79,080	789	1,797	(1,008)
Global Fixed Income	66,538	2,754	1,200	1,554
Emerging Markets Bond	671,034	19,521	11,439	8,082
Value Leaders	81,657	2,864	1,191	1,673
U.S. Growth Leaders	20,524	1,663	570	1,093
Global Equity	12,174	106	169	(63)
European Emerging Markets	148,545	3,243	46,849	(43,606)

At October 31, 2011 the components of accumulated earnings (deficit) for Federal income tax purposes are as follows:

	Undistributed Ordinary and Tax Exempt Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Deficit)
Cash Reserves Money Market	$4		$(6)	$(10)		$(12)
Limited Maturity	41		(10,234)	(2)	$(1,182)	(11,377)
Short Bond	809		(5,783)	(148)	(1,238)	(6,360)
U.S. Government	77	$1,070			1,043	2,190
GNMA	705		(519)	(193)	34,281	34,274
Core Bond	809		(15,156)		11,835	(2,512)
Corporate Bond	71	1,548			2,078	3,697
High Income		12,972			17,931	30,903
Tax Exempt Bond	29	41		(1)	498	567
California Municipal Income	16		(49)	(10)	1,359	1,316
Global Short Bond	605		(4,174)		(1,065)	(4,634)

81	Payden Mutual Funds

	Undistributed Ordinary and Tax Exempt Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Deficit)
Global Fixed Income	$2,310		$(6,130)		$1,538	$(2,282)
Emerging Markets Bond		$13,257			8,708	21,965
Value Leaders			(15,663)		1,871	(13,792)
U.S. Growth Leaders	78		(33,111)		1,093	(31,940)
Global Equity			(3,967)		57	(3,910)
European Emerging Markets			(116,991)		(43,616)	(160,607)

6.	Exempt Interest Income Designation (unaudited)

	Exempt Interest Dividends ($000s)	Exempt Interest Dividends Per Share
Tax Exempt Bond	$400	$0.25
California Municipal Income	1,181	0.28

7.	Qualified Interest Income (unaudited)

The Payden Core Bond Fund designated 89.6% of the ordinary income distribution as qualified interest income under the Jobs Creation Act of 2004.

8.	Subsequent Events

At a meeting on August 5, 2011 the Board of Trustees of the Group approved a new series of the Group. The Payden Emerging Markets Local Bond Fund commenced operations on November 2, 2011. At the same meeting, the Board of Trustees also approved a new class of the Payden Value Leaders Fund. The Advisor Class commenced operations on December 1, 2011.

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no other events have occurred that require disclosure.

Annual Report	82

Financial Highlights

For the share outstanding for the period ended October 31st

	Payden Cash Reserves Money Market Fund
	2011	2010		2009	2008	2007
Net asset value — beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00

Income (loss) from investment activities:
Net investment income	0.00 (3)	0.00	(3)	0.01	0.03	0.05
Net realized and unrealized gains (losses)	0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)

Total from investment activities	0.00	0.00		0.01	0.03	0.05

Distributions to shareholders:
From net investment income	0.00 (3)	(0.00	)(3)	(0.01)	(0.03)	(0.05)
From net realized gains
Return of capital		(0.00	)(3)

Total distributions to shareholders	0.00	0.00		(0.01)	(0.03)	(0.05)

Net asset value — end of period	$1.00	$1.00		$1.00	$1.00	$1.00

Total return	0.02%	0.03%		0.63%	2.76%	5.16%

Ratios/supplemental data:
Net assets, end of period (000s)	$746,719	$591,869		$1,087,956	$1,058,166	$606,397
Ratio of gross expense to average net assets	0.37%	0.38%		0.43%	0.37%	0.36%
Ratio of net expense to average net assets	0.14%	0.23%		0.29%	0.24%	0.20%
Ratio of investment income less gross expenses to average net assets	(0.20)%	(0.12)%		0.49%	2.40%	4.88%
Ratio of net investment income to average net assets	0.02%	0.03%		0.63%	2.53%	5.04%
Portfolio turnover rate	n/a	n/a		n/a	n/a	n/a
The Fund commenced operations on December 17, 1997.
	Payden Limited Maturity Fund
	2011	2010		2009	2008	2007
Net asset value — beginning of period	$9.45	$9.37		$9.26	$9.66	$9.88

Income (loss) from investment activities:
Net investment income	0.08	0.07		0.17	0.33	0.49
Net realized and unrealized gains (losses)	(0.05)	0.09		0.11	(0.41)	(0.22)

Total from investment activities	0.03	0.16		0.28	(0.08)	0.27

Distributions to shareholders:
From net investment income	(0.09)	(0.08)		(0.17)	(0.31)	(0.49)
From net realized gains
Return of capital		(0.00	)(3)		(0.01)	(0.00	)(3)

Total distributions to shareholders	(0.09)	(0.08)		(0.17)	(0.32)	(0.49)

Net asset value — end of period	$9.39	$9.45		$9.37	$9.26	$9.66

Total return	0.27%	1.71%		3.13%	(0.85)%	2.76%

Ratios/supplemental data:
Net assets, end of period (000s)	$216,493	$158,433		$112,470	$93,080	$149,482
Ratio of gross expense to average net assets	0.57%	0.61%		0.73%	0.63%	0.55%
Ratio of net expense to average net assets	0.50%	0.52%		0.50%	0.47%	0.41%
Ratio of investment income less gross expenses to average net assets	0.72%	0.65%		1.65%	3.43%	4.86%
Ratio of net investment income to average net assets	0.79%	0.74%		1.88%	3.59%	5.00%
Portfolio turnover rate	75%	78%		103%	73%	100%

The Fund commenced operations on May 1, 1994.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

83	Payden Mutual Funds

	Payden Short Bond Fund
	2011	2010		2009	2008		2007
Net asset value — beginning of period	$10.23	$10.11		$9.74	$9.95		$9.92

Income (loss) from investment activities:
Net investment income	0.24	0.21		0.34	0.36		0.45
Net realized and unrealized gains (losses)	(0.20)	0.20		0.40	(0.21)		0.03

Total from investment activities	0.04	0.41		0.74	0.15		0.48

Distributions to shareholders:
From net investment income	(0.24)	(0.25)		(0.37)	(0.33)		(0.45)
From net realized gains	(0.02)	(0.04)			(0.00	)(3)
Return of capital					(0.03)		(0.00	)(3)

Total distributions to shareholders	(0.26)	(0.29)		(0.37)	(0.36)		(0.45)

Net asset value — end of period	$10.01	$10.23		$10.11	$9.74		$9.95

Total return	0.46%	4.10%		7.74%	1.52%		4.94%

Ratios/supplemental data:
Net assets, end of period (000s)	$462,491	$540,606		$358,387	$343,173		$340,430
Ratio of gross expense to average net assets	0.56%	0.59%		0.59%	0.57%		0.52%
Ratio of net expense to average net assets	0.53%	0.54%		0.53%	0.52%		0.47%
Ratio of investment income less gross expenses to average net assets	2.34%	2.22%		3.35%	3.55%		4.44%
Ratio of net investment income to average net assets	2.37%	2.27%		3.41%	3.60%		4.49%
Portfolio turnover rate	74%	52%		107%	116%		110%
The Fund commenced operations on January 1, 1994.
	Payden U.S. Government Fund – Adviser Class
	2011	2010
Net asset value — beginning of period	$11.30	$11.17

Income (loss) from investment activities:
Net investment income	0.13	0.13
Net realized and unrealized gains (losses)	(0.06)	0.26

Total from investment activities	0.07	0.39

Distributions to shareholders:
From net investment income	(0.15)	(0.13)
From net realized gains	(0.10)	(0.13)

Return of capital
Total distributions to shareholders	(0.25)	(0.26)

Net asset value — end of period	$11.12	$11.30

Total return	0.65%	3.50	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$707	$434
Ratio of gross expense to average net assets	0.89%	0.90	%(2)
Ratio of net expense to average net assets	0.85%	0.86	%(2)
Ratio of investment income less gross expenses to average net assets	1.10%	1.29	%(2)
Ratio of net investment income to average net assets	1.14%	1.33	%(2)
Portfolio turnover rate	76%	99	%(1)

The Class commenced operations on November 2, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount less than $0.05

See notes to financial statements.

Annual Report	84

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden U.S. Government Fund – Investor Class
	2011	2010		2009	2008		2007
Net asset value — beginning of period	$11.29	$11.17		$10.88	$10.56		$10.47

Income (loss) from investment activities:
Net investment income	0.15	0.20		0.29	0.36		0.45
Net realized and unrealized gains (losses)	(0.04)	0.27		0.38	0.32		0.09

Total from investment activities	0.11	0.47		0.67	0.68		0.54

Distributions to shareholders:
From net investment income	(0.18)	(0.22)		(0.31)	(0.36)		(0.45)
From net realized gains	(0.10)	(0.13)		(0.07)	(0.00	)(3)	(0.00	)(3)

Return of capital
Total distributions to shareholders	(0.28)	(0.35)		(0.38)	(0.36)		(0.45)

Net asset value — end of period	$11.12	$11.29		$11.17	$10.88		$10.56

Total return	(0.99)%	4.27%		6.20%	6.54%		5.29%

Ratios/supplemental data:
Net assets, end of period (000s)	$63,988	$110,543		$102,556	$63,590		$55,844
Ratio of gross expense to average net assets	0.63%	0.66%		0.65%	0.67%		0.70%
Ratio of net expense to average net assets	0.60%	0.60%		0.60%	0.58%		0.52%
Ratio of investment income less gross expenses to average net assets	1.41%	1.71%		2.41%	3.23%		4.13%
Ratio of net investment income to average net assets	1.44%	1.77%		2.46%	3.32%		4.31%
Portfolio turnover rate	76%	99%		104%	224%		117%
The Fund commenced operations on January 1, 1995.
	Payden GNMA Fund – Adviser Class
	2011	2010
Net asset value — beginning of period	$10.56	$10.29

Income (loss) from investment activities:
Net investment income	0.27	0.41
Net realized and unrealized gains (losses)	0.30	0.31

Total from investment activities	0.57	0.72

Distributions to shareholders:
From net investment income	(0.42)	(0.45)
From net realized gains	(0.05)

Total distributions to shareholders	(0.47)	(0.45)

Net asset value — end of period	$10.66	$10.56

Total return	5.73%	7.03	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$52,700	$21,169
Ratio of gross expense to average net assets	0.86%	0.94	%(2)
Ratio of net expense to average net assets	0.75%	0.76	%(2)
Ratio of investment income less gross expenses to average net assets	1.92%	1.97	%(2)
Ratio of net investment income to average net assets	2.03%	2.15	%(2)
Portfolio turnover rate	23%	20	%(1)

The Class commenced operations on November 2, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount less than $0.05

See notes to financial statements.

85	Payden Mutual Funds

	Payden GNMA Fund – Investor Class
	2011	2010		2009	2008	2007
Net asset value — beginning of period	$10.56	$10.30		$9.62	$9.73	$9.75

Income (loss) from investment activities:
Net investment income	0.26	0.28		0.34	0.42	0.48
Net realized and unrealized gains (losses)	0.35	0.48		0.82	(0.01)	0.00 (1)

Total from investment activities	0.61	0.76		1.16	0.41	0.48

Distributions to shareholders:
From net investment income	(0.45)	(0.50)		(0.48)	(0.52)	(0.50)
From net realized gains	(0.05)				0.00 (3)

Total distributions to shareholders	(0.50)	(0.50)		(0.48)	(0.52)	(0.50)

Net asset value — end of period	$10.67	$10.56		$10.30	$9.62	$9.73

Total return	5.99%	7.62%		12.19%	4.29%	4.94%

Ratios/supplemental data:
Net assets, end of period (000s)	$776,547	$743,446		$617,024	$232,611	$162,851
Ratio of gross expense to average net assets	0.62%	0.69%		0.62%	0.60%	0.54%
Ratio of net expense to average net assets	0.50%	0.50%		0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	2.17%	2.24%		3.14%	3.96%	4.83%
Ratio of net investment income to average net assets	2.29%	2.43%		3.26%	4.06%	4.87%
Portfolio turnover rate	23%	20%		32%	22%	40%
The Fund commenced operations on August 27, 1999.
	Payden Core Bond Fund – Adviser Class
	2011	2010
Net asset value — beginning of period	$10.66	$10.30

Income (loss) from investment activities:
Net investment income	0.36	0.29
Net realized and unrealized gains (losses)	(0.13)	0.41

Total from investment activities	0.23	0.70

Distributions to shareholders:
From net investment income	(0.37)	(0.30)
From net realized gains
Return of capital		(0.04)

Total distributions to shareholders	(0.37)	(0.34)

Net asset value — end of period	$10.52	$10.66

Total return	2.30%	6.84	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$39,848	$32,610
Ratio of gross expense to average net assets	0.78%	0.83	%(2)
Ratio of net expense to average net assets	0.78%	0.83	%(2)
Ratio of investment income less gross expenses to average net assets	3.43%	3.20	%(2)
Ratio of net investment income to average net assets	3.43%	3.20	%(2)
Portfolio turnover rate	118%	119	%(1)

The Class commenced operations on November 2, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount less than $0.05

See notes to financial statements.

Annual Report	86

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Core Bond Fund – Investor Class
	2011	2010	2009		2008	2007
Net asset value — beginning of period	$10.68	$10.31	$9.12		$10.07	$10.23

Income (loss) from investment activities:
Net investment income	0.38	0.37	0.44		0.46	0.50
Net realized and unrealized gains (losses)	(0.13)	0.40	1.23		(0.93)	(0.16)

Total from investment activities	0.25	0.77	1.67		(0.47)	0.34

Distributions to shareholders:
From net investment income	(0.39)	(0.36)	(0.48)		(0.48)	(0.50)
From net realized gains
Return of capital		(0.04)				(0.00	)(3)

Total distributions to shareholders	(0.39)	(0.40)	(0.48)		(0.48)	(0.50)

Net asset value — end of period	$10.54	$10.68	$10.31		$9.12	$10.07

Total return	2.45%	7.66%	18.67%		(4.97)%	3.44%

Ratios/supplemental data:
Net assets, end of period (000s)	$580,774	$539,531	$509,784		$389,029	$687,606
Ratio of gross expense to average net assets	0.53%	0.59%	0.60%		0.55%	0.50%
Ratio of net expense to average net assets	0.53%	0.59%	0.60%		0.55%	0.46%
Ratio of investment income less gross expenses to average net assets	3.64%	3.52%	4.51%		4.53%	4.81%
Ratio of net investment income to average net assets	3.64%	3.52%	4.51%		4.53%	4.85%
Portfolio turnover rate	118%	119%	79%		315%	244%
The Fund commenced operations on January 1, 1994.
	Payden Corporate Bond Fund
	2011	2010	2009
Net asset value — beginning of period	$11.85	$11.24	$10.00

Income (loss) from investment activities:
Net investment income	0.51	0.54	0.30
Net realized and unrealized gains (losses)	(0.12)	0.71	1.23

Total from investment activities	0.39	1.25	1.53

Distributions to shareholders:
From net investment income	(0.51)	(0.54)	(0.29)
From net realized gains	(0.40)	(0.10)
Return of capital

Total distributions to shareholders	(0.91)	(0.64)	(0.29)

Net asset value — end of period	$11.33	$11.85	$11.24

Total return	3.71%	11.49%	15.43	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$38,559	$47,385	$42,232
Ratio of gross expense to average net assets	0.96%	0.95%	0.95	%(2)
Ratio of net expense to average net assets	0.65%	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	4.21%	4.42%	4.44	%(2)
Ratio of net investment income to average net assets	4.52%	4.72%	4.74	%(2)
Portfolio turnover rate	87%	71%	66	%(1)

The Fund commenced operations on March 12, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

87	Payden Mutual Funds

	Payden High Income Fund – Adviser Class
	2011	2010
Net asset value — beginning of period	$7.32	$6.82

Income (loss) from investment activities:
Net investment income	0.49	0.44
Net realized and unrealized gains (losses)	(0.24)	0.53

Total from investment activities	0.25	0.97

Distributions to shareholders:
From net investment income	(0.51)	(0.47)
From net realized gains	(0.01)
Return of capital

Total distributions to shareholders	(0.52)	(0.47)

Proceeds from redemption fees		0.00	(3)

Net asset value — end of period	$7.05	$7.32

Total return	3.51%	14.77	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$4,492	$469
Ratio of gross expense to average net assets	0.92%	0.94	%(2)
Ratio of net expense to average net assets	0.92%	0.94	%(2)
Ratio of investment income less gross expenses to average net assets	6.93%	7.03	%(2)
Ratio of net investment income to average net assets	6.93%	7.03	%(2)
Portfolio turnover rate	38%	22	%(1)
The Class commenced operations on November 2, 2009.
	Payden High Income Fund – Investor Class
	2011	2010		2009	2008	2007
Net asset value — beginning of period	$7.31	$6.83		$5.86	$8.08	$8.14

Income (loss) from investment activities:
Net investment income	0.52	0.53		0.53	0.57	0.58
Net realized and unrealized gains (losses)	(0.24)	0.47		1.00	(2.19)	(0.04)

Total from investment activities	0.28	1.00		1.53	(1.62)	0.54

Distributions to shareholders:
From net investment income	(0.53)	(0.52)		(0.52)	(0.57)	(0.60)
From net realized gains	(0.01)
Return of capital				(0.04)	(0.03)	(0.00	)(3)

Total distributions to shareholders	(0.54)	(0.52)		(0.56)	(0.60)	(0.60)

Proceeds from redemption fees	0.00 (3)			0.00 (3)	0.00 (3)	0.00	(3)

Net asset value — end of period	$7.05	$7.31		$6.83	$5.86	$8.08

Total return	3.89%	15.32%		27.65%	(21.35)%	6.75%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,024,553	$1,038,664		$675,842	$180,009	$254,983
Ratio of gross expense to average net assets	0.66%	0.70%		0.65%	0.72%	0.61%
Ratio of net expense to average net assets	0.66%	0.70%		0.65%	0.69%	0.61%
Ratio of investment income less gross expenses to average net assets	7.20%	7.69%		8.08%	7.43%	7.06%
Ratio of net investment income to average net assets	7.20%	7.69%		8.08%	7.40%	7.06%
Portfolio turnover rate	38%	22%		50%	19%	67%

The Fund commenced operations on December 30, 1997.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report	88

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Tax Exempt Bond Fund
	2011	2010	2009	2008	2007
Net asset value — beginning of period	$10.32	$10.04	$9.54	$9.87	$9.95

Income (loss) from investment activities:
Net investment income	0.26	0.25	0.29	0.34	0.37
Net realized and unrealized gains (losses)	(0.05)	0.28	0.51	(0.33)	(0.10)

Total from investment activities	0.21	0.53	0.80	0.01	0.27

Distributions to shareholders:
From net investment income	(0.25)	(0.25)	(0.30)	(0.34)	(0.35)
From net realized gains
Total distributions to shareholders	(0.25)	(0.25)	(0.30)	(0.34)	(0.35)

Net asset value — end of period	$10.28	$10.32	$10.04	$9.54	$9.87

Total return	2.12%	5.36%	8.53%	0.04%	2.76%

Ratios/supplemental data:
Net assets, end of period (000s)	$14,912	$25,178	$21,895	$13,231	$14,022
Ratio of gross expense to average net assets	1.02%	0.88%	0.94%	1.05%	1.05%
Ratio of net expense to average net assets	0.55%	0.55%	0.55%	0.53%	0.50%
Ratio of investment income less gross expenses to average net assets	2.03%	2.14%	2.66%	2.92%	2.99%
Ratio of net investment income to average net assets	2.50%	2.47%	3.05%	3.44%	3.54%
Portfolio turnover rate	27%	30%	24%	50%	12%
The Fund commenced operations on December 21, 1993.
	Payden California Municipal Income Fund
	2011	2010	2009	2008	2007
Net asset value — beginning of period	$10.36	$10.10	$9.58	$9.94	$10.04

Income (loss) from investment activities:
Net investment income	0.28	0.31	0.34	0.35	0.36
Net realized and unrealized gains (losses)	(0.05)	0.31	0.52	(0.36)	(0.10)

Total from investment activities	0.23	0.62	0.86	(0.01)	0.26

Distributions to shareholders:
From net investment income	(0.28)	(0.31)	(0.34)	(0.35)	(0.36)
From net realized gains	(0.20)	(0.05)

Total distributions to shareholders	(0.48)	(0.36)	(0.34)	(0.35)	(0.36)

Net asset value — end of period	$10.11	$10.36	$10.10	$9.58	$9.94

Total return	2.41%	6.27%	9.06%	(0.12)%	2.63%

Ratios/supplemental data:
Net assets, end of period (000s)	$44,265	$46,580	$44,256	$45,015	$45,449
Ratio of gross expense to average net assets	0.67%	0.68%	0.68%	0.65%	0.66%
Ratio of net expense to average net assets	0.55%	0.56%	0.55%	0.53%	0.50%
Ratio of investment income less gross expenses to average net assets	2.64%	2.90%	3.26%	3.44%	3.44%
Ratio of net investment income to average net assets	2.76%	3.02%	3.39%	3.56%	3.60%
Portfolio turnover rate	30%	51%	38%	19%	18%

The Fund commenced operations on December 17, 1998.

(1)	Net annualized
(2)	Annualized

See notes to financial statements.

89	Payden Mutual Funds

	Payden Global Short Bond Fund
	2011	2010		2009	2008		2007
Net asset value — beginning of period	$10.16	$9.89		$9.38	$10.07		$10.15

Income (loss) from investment activities:
Net investment income	0.19	0.25		0.34	0.46		0.50
Net realized and unrealized gains (losses)	(0.20)	0.25		0.51	(0.74)		(0.10)

Total from investment activities	(0.01)	0.50		0.85	(0.28)		0.40

Distributions to shareholders:
From net investment income	(0.27)	(0.23)			(0.41)		(0.48)
From net realized gains
Return of capital		(0.00	)(3)	(0.34)	(0.00	)(3)	(0.00	)(3)

Total distributions to shareholders	(0.27)	(0.23)		(0.34)	(0.41)		(0.48)

Net asset value — end of period	$9.88	$10.16		$9.89	$9.38		$10.07

Total return	(0.10)%	5.09%		9.26%	(2.90)%		3.97%

Ratios/supplemental data:
Net assets, end of period (000s)	$73,021	$69,331		$59,915	$68,952		$119,731
Ratio of gross expense to average net assets	0.70%	0.81%		0.82%	0.80%		0.61%
Ratio of net expense to average net assets	0.70%	0.74%		0.71%	0.70%		0.57%
Ratio of investment income less gross expenses to average net assets	2.04%	2.42%		3.45%	3.98%		4.71%
Ratio of net investment income to average net assets	2.04%	2.49%		3.56%	4.08%		4.75%
Portfolio turnover rate	142%	68%		97%	111%		46%
The Fund commenced operations on September 18, 1996.
	Payden Global Fixed Income Fund
	2011	2010		2009	2008		2007
Net asset value — beginning of period	$9.02	$8.78		$8.21	$8.90		$9.04

Income (loss) from investment activities:
Net investment income	0.36	0.32		0.28	0.32		0.37
Net realized and unrealized gains (losses)	(0.30)	0.34		0.70	(0.52)		(0.03)

Total from investment activities	0.06	0.66		0.98	(0.20)		0.34

Distributions to shareholders:
From net investment income	(0.37)	(0.42)		(0.35)	(0.49)		(0.26)
From net realized gains				(0.06)
Return of capital							(0.22)

Total distributions to shareholders	(0.37)	(0.42)		(0.41)	(0.49)		(0.48)

Net asset value — end of period	$8.71	$9.02		$8.78	$8.21		$8.90

Total return	0.71%	7.66%		12.13%	(2.45)%		3.85%

Ratios/supplemental data:
Net assets, end of period (000s)	$66.592	$76,436		$102,003	$90,675		$94,776
Ratio of gross expense to average net assets	0.84%	0.86%		0.78%	0.81%		0.65%
Ratio of net expense to average net assets	0.70%	0.73%		0.70%	0.70%		0.64%
Ratio of investment income less gross expenses to average net assets	3.91%	3.42%		3.20%	3.49%		4.08%
Ratio of net investment income to average net assets	4.05%	3.55%		3.28%	3.60%		4.09%
Portfolio turnover rate	82%	136%		162%	279%		214%

The Fund commenced operations on September 1, 1992.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report	90

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Emerging Markets Bond Fund – Adviser Class
	2011	2010
Net asset value — beginning of period	$14.87	$13.24

Income (loss) from investment activities:
Net investment income	0.78	0.68
Net realized and unrealized gains (losses)	(0.39)	1.63

Total from investment activities	0.39	2.31

Distributions to shareholders:
From net investment income	(0.80)	(0.68)
From net realized gains	(0.01)
Return of capital

Total distributions to shareholders	(0.81)	(0.68)

Proceeds from redemption fees

Net asset value — end of period	$14.45	$14.87

Total return	2.77%	17.91	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$27,159	$10,534
Ratio of gross expense to average net assets	1.09%	1.17	%(2)
Ratio of net expense to average net assets	1.09%	1.16	%(2)
Ratio of investment income less gross expenses to average net assets	5.80%	5.27	%(2)
Ratio of net investment income to average net assets	5.80%	5.28	%(2)
Portfolio turnover rate	85%	49	%(1)
The Class commenced operations on November 2, 2009.
	Payden Emerging Markets Bond Fund – Investor Class
	2011	2010		2009	2008	2007
Net asset value — beginning of period	$14.85	$13.24		$9.91	$13.55	$13.10

Income (loss) from investment activities:
Net investment income	0.86	0.81		0.70	0.72	0.71
Net realized and unrealized gains (losses)	(0.45)	1.56		3.29	(3.42)	0.35

Total from investment activities	0.41	2.37		3.99	(2.70)	1.06

Distributions to shareholders:
From net investment income	(0.83)	(0.76)		(0.66)	(0.77)	(0.61)
From net realized gains	(0.01)
Return of capital					(0.17)

Total distributions to shareholders	(0.84)	(0.76)		(0.66)	(0.94)	(0.61)

Proceeds from redemption fees	0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)

Net asset value — end of period	$14.42	$14.85		$13.24	$9.91	$13.55

Total return	2.95%	18.44%		41.17%	(21.19)%	8.34%

Ratios/supplemental data:
Net assets, end of period (000s)	$620,106	$432,682		$241,499	$73,205	$158,208
Ratio of gross expense to average net assets	0.85%	0.92%		0.83%	0.88%	0.81%
Ratio of net expense to average net assets	0.85%	0.87%		0.83%	0.88%	0.80%
Ratio of investment income less gross expenses to average net assets	6.07%	5.91%		6.62%	5.74%	5.41%
Ratio of net investment income to average net assets	6.07%	5.96%		6.62%	5.74%	5.42%
Portfolio turnover rate	85%	49%		103%	172%	128%

The Fund commenced operations on December 17, 1998.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

91	Payden Mutual Funds

	Payden Value Leaders Fund
	2011	2010	2009	2008	2007
Net asset value — beginning of period	$8.91	$8.17	$7.85	$14.16	$12.83

Income (loss) from investment activities:
Net investment income	0.38	0.14	0.17	0.27	0.25
Net realized and unrealized gains (losses)	1.25	0.74	0.35	(5.79)	1.30

Total from investment activities	1.63	0.88	0.52	(5.52)	1.55

Distributions to shareholders:
From net investment income	(0.43)	(0.14)	(0.20)	(0.28)	(0.22)
From net realized gains				(0.51)
Return of capital

Total distributions to shareholders	(0.43)	(0.14)	(0.20)	(0.79)	(0.22)

Proceeds from redemption fees			0.00 (3)

Net asset value — end of period	$10.11	$8.91	$8.17	$7.85	$14.16

Total return	18.46%	10.89%	7.00%	(41.03)%	12.19%

Ratios/supplemental data:
Net assets, end of period (000s)	$63,832	$27,035	$28,363	$36,220	$82,907
Ratio of gross expense to average net assets	0.95%	1.03%	1.04%	0.90%	0.82%
Ratio of net expense to average net assets	0.80%	0.85%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	4.03%	1.32%	1.93%	2.00%	1.82%
Ratio of net investment income to average net assets	4.18%	1.50%	2.17%	2.10%	1.84%
Portfolio turnover rate	167%	72%	60%	101%	66%
The Fund commenced operations on November 1, 1996.
	Payden U.S. Growth Leaders Fund
	2011	2010	2009	2008	2007
Net asset value — beginning of period	$7.84	$6.80	$6.16	$11.30	$8.91
Income (loss) from investment activities:
Net investment income	0.07	0.02	0.04	0.01	0.00 (3)
Net realized and unrealized gains (losses)	0.32	1.05	0.63	(4.63)	2.39

Total from investment activities	0.39	1.07	0.67	(4.62)	2.39

Distributions to shareholders:
From net investment income	(0.04)	(0.03)	(0.03)	(0.01)	0.00 (3)
From net realized gains				(0.47)
Return of capital				(0.04)

Total distributions to shareholders	(0.04)	(0.03)	(0.03)	(0.52)	0.00 (3)

Proceeds from redemption fees			0.00 (3)	0.00 (3)

Net asset value — end of period	$8.19	$7.84	$6.80	$6.16	$11.30

Total return	4.89%	15.82%	10.92%	(42.86)%	26.84%

Ratios/supplemental data:
Net assets, end of period (000s)	$20,830	$55,708	$66,509	$85,824	$130,625
Ratio of gross expense to average net assets	1.03%	1.02%	1.02%	0.97%	0.95%
Ratio of net expense to average net assets	0.97%	1.02%	1.00%	0.96%	0.93%
Ratio of investment income less gross expenses to average net assets	0.50%	0.30%	0.63%	0.05%	(0.03)%
Ratio of net investment income to average net assets	0.56%	0.30%	0.65%	0.06%	(0.01)%
Portfolio turnover rate	293%	245%	198%	387%	210%

The Fund commenced operations on June 17, 1999.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report	92

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Global Equity Fund
	2011	2010	2009		2008
Net asset value — beginning of period	$7.47	$6.55	$5.60		$10.00

Income (loss) from investment activities:
Net investment income (loss)	(0.05)	(0.05)	(0.00	)(3)	0.03
Net realized and unrealized gains (losses)	(0.45)	0.99	0.98		(4.40)

Total from investment activities	(0.50)	0.94	0.98		(4.37)

Distributions to shareholders:
From net investment income (loss)			(0.03)		(0.03)
From net realized gains Return of capital	(0.04)	(0.02)	(0.00	)(3)

Total distributions to shareholders	(0.04)	(0.02)	(0.03)		(0.03)

Proceeds from redemption fees		0.00 (3)	0.00	(3)

Net asset value — end of period	$6.93	$7.47	$6.55		$5.60

Total return	(6.76%)	14.37%	17.59%		(43.83	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$11,990	$14,533	$10,853		$9,580
Ratio of gross expense to average net assets	1.89%	1.97%	2.60%		2.89	%(2)
Ratio of net expense to average net assets	1.50%	1.50%	1.50%		1.50	%(2)
Ratio of investment income (loss) less gross expenses to average net assets	(0.82)%	(1.15)%	(1.36)%		(0.59	)%(2)
Ratio of net investment income (loss) to average net assets	(0.43)%	(0.68)%	(0.26)%		0.80	%(2)
Portfolio turnover rate	185%	142%	166%		163	%(1)
The Fund commenced operations on March 31, 2008.
	Metzler/Payden European Emerging Markets Fund
	2011	2010	2009		2008		2007
Net asset value — beginning of period	$28.16	$24.13	$14.99		$42.31		$30.40

Income (loss) from investment activities:
Net investment income	0.22	(0.07)	0.03		0.29		0.25
Net realized and unrealized gains (losses)	(5.27)	4.09	9.16		(24.05)		13.30

Total from investment activities	(5.05)	4.02	9.19		(23.76)		13.55

Distributions to shareholders:
From net investment income					(0.05)		(0.12)
From net realized gains					(3.52)		(1.54)
Return of capital			(0.05)

Total distributions to shareholders		0.00	(0.05)		(3.57)		(1.66)

Proceeds from redemption fees	0.00 (3)	0.01	0.00	(3)	0.01		0.02

Net asset value — end of period	$23.11	$28.16	$24.13		$14.99		$42.31

Total return	(17.93%)	16.70%	61.44%		(61.17)%		46.45%

Ratios/supplemental data:
Net assets, end of period (000s)	$105,668	$177,844	$200,981		$167,125		$606,918
Ratio of gross expense to average net assets	1.60%	1.64%	1.52%		1.47%		1.40%
Ratio of net expense to average net assets	1.50%	1.50%	1.50%		1.47%		1.40%
Ratio of investment income less gross expenses to average net assets	0.70%	(0.31)%	0.16%		0.76%		0.86%
Ratio of net investment income to average net assets	0.80%	(0.17)%	0.18%		0.76%		0.86%
Portfolio turnover rate	139%	123%	133%		204%		122%

The Fund commenced operations on December 30, 2002.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

93	Payden Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Short Bond Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Global Short Bond Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Value Leaders Fund, Payden U.S. Growth Leaders Fund, Payden Global Equity Fund, and Metzler/Payden European Emerging Markets Fund, seventeen of the funds comprising The Payden & Rygel Investment Group (the “Funds”), as of October 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds referred to above constituting The Payden & Rygel Investment Group as of October 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 28, 2011

Annual Report	94

Fund Expenses unaudited

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2011. It uses the Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value November 1, 2010	Value October 31, 2011	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,000.10	0.01%	0.14%	$0.71
Limited Maturity	1,000.00	997.60	-0.24%	0.50%	2.52
Short Bond	1,000.00	997.40	-0.26%	0.53%	2.67
U.S. Government Investor Class	1,000.00	1,016.60	1.66%	0.60%	3.05
U.S. Government Adviser Class	1,000.00	1,015.30	1.53%	0.85%	4.32
GNMA Investor Class	1,000.00	1,048.20	4.82%	0.50%	2.58
GNMA Adviser Class	1,000.00	1,047.90	4.79%	0.75%	3.87
Core Bond Investor Class	1,000.00	1,018.40	1.84%	0.53%	2.70
Core Bond Adviser Class	1,000.00	1,017.10	1.71%	0.78%	3.97
Corporate Bond	1,000.00	1,028.40	2.84%	0.65%	3.32
High Income Investor Class	1,000.00	989.50	-1.05%	0.66%	3.31
High Income Adviser Class	1,000.00	989.70	-1.03%	0.92%	4.61
Tax Exempt Bond	1,000.00	1,031.00	3.10%	0.55%	2.82
California Municipal Income	1,000.00	1,034.60	3.46%	0.55%	2.82
Global Short Bond	1,000.00	990.60	-0.94%	0.70%	3.51
Global Fixed Income	1,000.00	1,000.90	0.09%	0.70%	3.53
Emerging Markets Bond Investor Class	1,000.00	1,029.90	2.99%	0.85%	4.35
Emerging Markets Bond Adviser Class	1,000.00	1,029.30	2.93%	1.09%	5.58
Value Leaders	1,000.00	1,016.50	1.65%	0.80%	4.07
U.S. Growth Leaders	1,000.00	906.00	-9.40%	0.97%	4.66
Global Equity	1,000.00	824.30	-17.57%	1.50%	6.90
European Emerging Markets	1,000.00	686.80	-31.32%	1.50%	6.38

95	Payden Mutual Funds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and the Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2011 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value November 1, 2010	Value October 31, 2011	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,024.50	2.45%	0.14%	$0.71
Limited Maturity	1,000.00	1,022.68	2.27%	0.50%	2.55
Short Bond	1,000.00	1,022.53	2.25%	0.53%	2.70
U.S. Government Investor Class	1,000.00	1,022.18	2.22%	0.60%	3.06
U.S. Government Adviser Class	1,000.00	1,020.92	2.09%	0.85%	4.33
GNMA Investor Class	1,000.00	1,022.68	2.27%	0.50%	2.55
GNMA Adviser Class	1,000.00	1,021.42	2.14%	0.75%	3.82
Core Bond Investor Class	1,000.00	1,022.53	2.25%	0.53%	2.70
Core Bond Adviser Class	1,000.00	1,021.27	2.13%	0.78%	3.97
Corporate Bond	1,000.00	1,021.93	2.19%	0.65%	3.31
High Income Investor Class	1,000.00	1,021.88	2.19%	0.66%	3.36
High Income Adviser Class	1,000.00	1,020.57	2.06%	0.92%	4.69
Tax Exempt Bond	1,000.00	1,022.43	2.24%	0.55%	2.80
California Municipal Income	1,000.00	1,022.43	2.24%	0.55%	2.80
Global Short Bond	1,000.00	1,021.68	2.17%	0.70%	3.57
Global Fixed Income	1,000.00	1,021.68	2.17%	0.70%	3.57
Emerging Markets Bond Investor Class	1,000.00	1,020.92	2.09%	0.85%	4.33
Emerging Markets Bond Adviser Class	1,000.00	1,019.71	1.97%	1.09%	5.55
Value Leaders	1,000.00	1,021.17	2.12%	0.80%	4.08
U.S. Growth Leaders	1,000.00	1,020.32	2.03%	0.97%	4.94
Global Equity	1,000.00	1,017.64	1.76%	1.50%	7.63
European Emerging Markets	1,000.00	1,017.64	1.76%	1.50%	7.63

Annual Report	96

Approval of Investment Advisory Agreement

1.	Background

On June 21, 2011, the Board of Trustees of The Payden & Rygel Investment Group (the “P&R Trust”) unanimously approved the Investment Management Agreement (the “Agreement”) between the investment adviser, Payden & Rygel (the “Adviser”), and the P&R Trust with respect to sixteen of the P&R Trust’s mutual funds (each a “Paydenfund” and collectively the “Paydenfunds”)1 for an additional year through June 30, 2012. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s independent Trustees. The Board and the Committee determined that the advisory fee structure for each Paydenfund was fair and reasonable in relation to the services provided and that approving the Agreement for an additional year was in the best interests of each Paydenfund and its shareholders.

In reaching this decision, the Board and the Committee considered information furnished to them throughout the year, as well as extensive information prepared specifically in connection with their review of the Agreement, and they were assisted and advised by their independent counsel in this endeavor. They considered the matters discussed below, among others, but they did not identify any single issue or factor or any particular piece of information that, in isolation, was the controlling factor.

2.	Nature, Extent and Quality of Services

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

3.	Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the Adviser’s plan to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed a report prepared by an independent third party retained by the P&R Trust for this purpose, which contained each Paydenfund’s performance for relevant time periods, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by the third party, and (2) each Paydenfund’s benchmark index. The Board and Committee concluded that overall the short-term and long-term results for the sixteen Paydenfunds have been satisfactory. At the same time, the Adviser discussed with the Board and the Committee the specific circumstances, both short term and long term and including the time in the economic cycle, that could affect the performance of each of the following Funds, as well as the steps that may be taken to affect the investment performance of the Payden High Income Fund, Payden Tax Exempt Bond Fund, Payden Global Short Bond Fund, Payden Global Fixed Income Fund, Payden Value Leaders Fund and the Payden Global Equity Funds. In sum, the Board and Committee concluded that the Adviser’s continued management should benefit each Paydenfund and its shareholders.

97	Payden Mutual Funds

4.	Advisory Fees and Total Expenses

The Board and the Committee reviewed each Paydenfund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund continue to be competitive with the advisory fees and expenses of its Peer Group. The Board and Committee also reviewed information regarding the advisory fees paid by institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. Overall, the Board and Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

5.	Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Paydenfunds. Based on that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Paydenfunds. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds, and because the availability of Paydenfunds enhanced the Adviser’s business reputation and name recognition.

Payden Emerging Markets Local Bond Fund. On August 5, 2011, the Board unanimously approved the initial two-year term of the amendment to the Agreement for the Adviser to act as investment adviser to the Payden Emerging Markets Local Bond Fund, which is denominated in local currencies. This Fund has an investment strategy that is very similar to that of the Payden Emerging Markets Bond Fund, for which the Adviser has been investment adviser since it commenced operations in December 1998, but which is denominated in U.S. dollars. Again, the Board considered the nature, quality and extent of the services to be provided by the Adviser, the competitive level of the proposed advisory fee and total expenses for the Fund, and the projected profitability and indirect benefits the Adviser would receive as Adviser. Based on the information presented, the Board concluded that the Fund and its shareholders would benefit by retaining the Adviser and unanimously approved the agreement.

Annual Report	98

Approval of Investment Advisory Agreement continued

Metzler/Payden LLC

1.	Background

On October 7, 2010, the Board of Trustees of The Payden & Rygel Investment Group (the “P&R Trust”) unanimously approved the initial two-year term of the Investment Management Agreement (the “Agreement”) between the investment adviser, Metzler/Payden LLC (the “Adviser”), and the P&R Trust with respect to the Metzler/Payden European Emerging Markets Fund (the “Fund”). The Fund is the successor to the Metzler/Payden European Emerging Markets Fund of The Metzler/Payden Investment Group (the “MP Fund”). The MP Fund was reorganized into the Fund on January 21, 2011. The Board determined that the advisory fee structure for the Fund was fair and reasonable in relation to the services provided and that approving the Agreement for the initial two-year was in the best interests of the Fund and its shareholders.

In reaching this decision, the Board and the Committee considered information information prepared specifically in connection with their review of the Agreement, and they were assisted and advised by their independent counsel in this endeavor. They considered the matters discussed below, among others, but they did not identify any single issue or factor or any particular piece of information that, in isolation, was the controlling factor.

2.	Nature, Extent and Quality of Services

The Board considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program. Finally, the Board took into account the administrative, distribution and shareholder services that the Adviser or its affiliates would provide the Fund under the Agreement. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services provided by the Adviser to the MP Fund and that the Adviser will provide to the Fund have benefited and should continue to benefit the Fund and its shareholders.

3.	Investment Results

The Board had available to it the report prepared by an independent third party retained by the M/P Trust for the purpose of renewing the Adviser’s contract for the MP Fund in June 2010. This report contained the Fund’s performance for relevant time periods, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by the third party, and (2) the Fund’s benchmark index. The Board also considered the performance of the MP Fund since the time of that renewal and concluded that under all the circumstances the short-term and long-term results for the Fund have been satisfactory. In sum, the Board concluded that the Adviser’s management should benefit the Fund and its shareholders.

4.	Advisory Fees and Total Expenses

The Board also reviewed the projected net operating expense ratio and its various fee and expense components for the Fund, and compared those fees and expenses to the fee and expense information for a peer group for the Fund. They noted that the advisory fees and expenses for the Fund remain competitive with the advisory fees and expenses of its peer group. Overall, the Board concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders should receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

99	Payden Mutual Funds

5.	Adviser Profitability and Indirect Benefits

The Board reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. The Board further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based on that review, the Board concluded that the projected profits to be earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

Annual Report	100

Trustees and Officers unaudited

Name & Address	Position with Fund	Year Elected	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071

Trustees (1)

W. D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust

Gerald S. Levey, M.D.	Independent Trustee	2000	Vice Chancellor, and Dean Emeritus and Distinguished Professor of Medicine, David Geffen School of Medicine at the University of California, Los Angeles

Thomas V. McKernan, Jr.	Independent Trustee	1993	CEO, Automobile Club of Southern California	Director, First American Financial; Director, Forest Lawn Memorial Park

Rosemarie T. Nassif	Independent Trustee	2008	President Emerita, Holy Names University	Director, Freemont Bank

Andrew J. Policano	Independent Trustee	2008	Dean, The Paul Merage School of Business, at the University of California, Irvine (2004-present); Kuechenmeister Professor of Finance, University of Wisconsin-Madison (2001-2004)	Director, Badger Meter, Inc.; Director, Rockwell Collins

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Board, Rose Hills Company	Derector, Rose Hills Company, Director, Ameron International Corp.

Stender E. Sweeney	Independent Trustee	1992	Private Investor	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel

Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel

Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel

Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel

Bradley F. Hersh	Vice President and Treasurer	1998	Senior Vice President and Treasurer, Payden & Rygel

Brian W. Matthews	CFO	2003	Managing Principal, CFO and Director, Payden & Rygel

David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, Payden & Rygel

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel

Additional information about the Trustees can be found in the SAI.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

101	Payden Mutual Funds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SECs web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

### » U.S. BOND FUNDS

Payden Cash Reserves Money Market Fund (PBHXX)
Payden Limited Maturity Fund (PYLMX)
Payden Short Bond Fund (PYSBX)
Payden U.S. Government Fund — Investor Class (PYUSX)
Payden U.S. Government Fund — Adviser Class (PYUWX)
Payden GNMA Fund — Investor Class (PYGNX)
Payden GNMA Fund — Adviser Class (PYGWX)
Payden Core Bond Fund — Investor Class (PYCBX)
Payden Core Bond Fund — Adviser Class (PYCWX)
Payden Corporate Bond Fund (PYACX)
Payden High Income Fund — Investor Class (PYHRX)
Payden High Income Fund — Adviser Class (PYHWX)

### » TAX EXEMPT BOND FUNDS

### » GLOBAL BOND FUNDS

Payden Global Short Bond Fund (PYGSX)
Payden Global Fixed Income Fund (PYGFX)
Payden Emerging Markets Bond Fund — Investor Class (PYEMX)
Payden Emerging Markets Bond Fund — Adviser Class (PYEWX)

### » U.S. EQUITY FUNDS

### » INTERNATIONAL EQUITY FUNDS

# ANNUAL REPORT

## OCTOBER 31, 2011

PAYDEN/KRAVITZ
Cash Balance Plan Fund

Cash Balance Plan Fund

President’s Letter

Dear Fellow Shareholders,

As we mark the end of the year, we want to thank you for your continued confidence and support. We also want to welcome new shareholders who joined the Payden family of funds in 2011. We now have more shareholders than ever before and thank you for entrusting us with your investment capital.

The Payden/Kravitz Cash Balance Plan Fund is the first and only mutual fund designed exclusively for Cash Balance Plans. It is designed to offer Cash Balance Plan sponsors and their advisors access to a strategic investment solution. The Fund goes one step beyond other alternatives by offering an institutionally managed investment strategy specifically developed for Cash Balance Plans with the convenience and ease of a mutual fund. The portfolio is a collection of strategies that Payden & Rygel has used successfully for clients over the past 28 years.

The Payden/Kravitz relationship draws upon the relative strengths of both Payden & Rygel and Kravitz, providing investors with a true one-step solution backed by global investment management capabilities and long-term investment perspective.

We look forward to building a relationship and updating you with our progress in the future.

Best regards,

Joan A. Payden
President & CEO

Management Discussion & Analysis

Market turbulence characterized the fiscal year ended October 31, 2011 enduring the natural disaster in Japan, the Middle East revolutions in Libya and Egypt, the United States debt ceiling debate culminated in a downgrade of U.S. Government debt and the debt situation in Europe with focus on Greece and Italy.

The Federal Reserve Board remained accommodative and increased monetary stimulus through a commitment to purchase long-dated U.S. Treasury securities. Yield premiums on corporate credit moved wider, while the European debt crisis overshadowed positive U.S. earnings data, as funding concerns spread from Greece to Italy. Yields on five-year Italian government bonds moved in a wide range, resting slightly below 6% at the end of the period. Yields on bonds in flight-to-quality beneficiaries Germany and the U.S. fell, reaching multi-year lows.

The Payden/Kravitz Cash Balance Plan Fund is designed specifically for cash balance plans. Its objective is to earn the benchmark return on a calendar year basis. For a given calendar year, the benchmark index return is equal to the average daily yield of the 30-Year U.S. Treasury Bond from December of the preceding year. For the fiscal year ended October 31, 2011, the Fund’s Institutional Class (PKBIX) returned 0.34%, the Adviser Class (PKCBX) returned 0.13% and the Retirement Class (PKCRX) returned -0.18%, while the Fund’s benchmark, the 30-Year U.S. Treasury Bond Yield, was 4.43% .

Contributing to positive Fund performance were investment grade corporate bonds, agency mortgages and government debt. All of these asset classes benefitted from the dramatic rally in U.S. Treasury yields. Risk assets, including allocations to high yield and emerging market debt along with select equity-related securities, detracted from returns during the year. Foreign currency positioning was also a net negative to the Fund. During this environment of severe volatility, risk hedging, via the use of out-of-the-money options on broad-based equity indices as well as exposure to volatility futures, was effective in buoying returns.

The Fund’s Adviser expects volatility to persist in the intermediate term and has focused Fund assets in credit markets where strong fundamentals and healthy income should help dampen periodic bouts of turbulence.

Performance Summary unaudited

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Returns	1 Year	2 Year	3 Year
Institutional Class	0.34%	2.27%	3.08%
Adviser Class	0.13%	2.05%	2.88%
Retirement Class	-0.18%	1.78%	N/A

Credit Quality - percent of value
AAA	4%
AA	24%
A	14%
BBB	19%
BB	12%
B or lower	27%

Portfolio Composition - percent of value
Corporate bonds	67%
U.S. Treasury bonds	13%
Mortgage Backed bonds	7%
Cash equivalent	6%
Other	7%

Schedule of Investments

October 31, 2011

Principal or Shares	Security Description	Value (000)
Bonds (98%)
Asset Backed (2%)
549,895	Bear Stearns Asset Backed Securities Trust, 0.84%, 8/25/34	$488
133,017	HSI Asset Securitization Corp. Trust, 0.30%, 5/25/37	132
589,266	L.A. Arena Funding LLC 144A, 7.656%, 12/15/26 (b)	598
179,359	Residential Asset Mortgage Products Inc., 4.62%, 3/25/33	180
284,341	Terwin Mortgage Trust 144A, 0.62%, 1/25/35 (b)	261

		1,659

Corporate (70%)
430,000	3M Co., 1.37%, 9/29/16	431
340,000	Abbott Laboratories, 5.30%, 5/27/40	397
300,000	ACCO Brands Corp., 7.625%, 8/15/15 (f)	299
260,000	AES Corp., 7.75%, 3/1/14	281
295,000	Air Canada 144A, 9.25%, 8/1/15 (b)	284
232,000	Airgas Inc., 4.50%, 9/15/14	247
145,000	Alliance One International Inc., 10.00%, 7/15/16	126
400,000	Ally Financial Inc., 7.50%, 12/31/13	413
275,000	America Movil SAB de CV, 2.37%, 9/8/16	277
300,000	American Airlines Inc. 144A, 7.50%, 3/15/2016 (b) (f)	254
695,000	American Express Credit Corp., 5.125%, 8/25/14	756
150,000	Amsted Industries Inc. 144A, 8.12%, 3/15/18 (b)	159
465,000	Anheuser-Busch InBev Worldwide Inc., 3.00%, 10/15/12	475
355,000	ANZ National International Ltd. 144A, 2.37%, 12/21/12 (b)	359
285,000	Apria Healthcare Group Inc., 12.375%, 11/1/14	261
420,000	ARAMARK Corp., 8.50%, 2/1/15	438
340,000	Arch Coal Inc., 8.75%, 8/1/16	373
428,000	Avis Budget Car Rental LLC, 7.625%, 5/15/14	433
100,000	B&G Foods Inc., 7.62%, 1/15/18	107
505,000	BAA Funding Ltd. 144A, 4.87%, 7/15/21 (b)	516
510,000	Banco Bradesco SA/Cayman Islands 144A, 2.39%, 5/16/14 (b)	504
390,000	Banco do Brasil SA/Cayman 144A, 4.50%, 1/22/15 (b)	408
745,000	Bank of America Corp., 3.70%, 9/1/15	716
315,000	Bank of Nova Scotia, 2.25%, 1/22/13	321
300,000	Basic Energy Services Inc., 7.125%, 4/15/16	306
390,000	Bausch & Lomb Inc., 9.875%, 11/1/15	411
150,000	Beam Inc., 3.00%, 6/1/12	152
240,000	Berkshire Hathaway Finance Corp., 2.45%, 12/15/15	249
410,000	Berry Plastics Corp., 8.25%, 11/15/15 (f)	435
675,000	Best Buy Co. Inc., 3.75%, 3/15/16	662
300,000	Boyd Gaming Corp., 6.75%, 4/15/14 (f)	287
535,000	Broadcom Corp., 2.37%, 11/1/15	548
300,000	Bumble Bee Acquisition Corp. 144A, 9.00%, 12/15/17 (b)	302
145,000	Cablevision Systems Corp., 8.625%, 9/15/17	158
150,000	Canadian National Resources Ltd., 4.90%, 12/1/14	166
335,000	Capital One Financial Corp., 3.15%, 7/15/16	341
330,000	Case New Holland Inc., 7.75%, 9/1/13	353
150,000	Central Garden & Pet Co., 8.25%, 3/1/18	150
250,000	Charter Communications Operating LLC. 144A, 10.87%, 9/15/14 (b)	271
305,000	Chesapeake Energy Corp., 9.50%, 2/15/15	351
420,000	CHS/Community Health Systems Inc., 8.875%, 7/15/15	431
150,000	Cincinnati Bell Inc., 8.75%, 3/15/18 (f)	145
430,000	CIT Group Inc. 144A, 7.00%, 5/4/15 (b)	431
410,000	Citigroup Inc., 5.30%, 10/17/12	421
750,000	Citigroup Inc., 5.62%, 8/27/12	765
430,000	CityCenter Holdings LLC 144A, 7.62%, 1/15/16 (b)	449
470,000	Coca-Cola Co., 0.75%, 11/15/13	472
140,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	149
360,000	Commonwealth Bank of Australia 144A, 1.08%, 3/17/14 (b)	354
370,000	Constellation Brands Inc., 7.25%, 9/1/16	407
435,000	Continental Airlines Inc. 144A, 6.75%, 9/15/15 (b)	438
665,000	Corn Products International Inc., 3.20%, 11/1/15	684
160,000	Corrections Corp of America, 6.25%, 3/15/13	161

Principal or Shares	Security Description	Value (000)
220,000	Cox Communications Inc., 5.45%, 12/15/14	245
275,000	Credit Suisse New York, 1.36%, 1/14/14	270
340,000	Crown Castle International Corp., 9.00%, 1/15/15	372
600,000	CVS Caremark Corp., 5.75%, 6/1/17	701
420,000	Daimler Finance North America LLC, 6.50%, 11/15/13	461
300,000	Dean Foods Co., 7.00%, 6/1/16	303
315,000	Delta Air Lines Inc. 144A, 9.50%, 9/15/14 (b)	335
330,000	Denbury Resources Inc., 9.75%, 3/1/16	367
415,000	Dish DBS Corp., 6.625%,10/1/14	435
145,000	Diversey Inc., 8.25%, 11/15/19	176
345,000	Duke Energy Corp., 3.95%, 9/15/14	369
435,000	E.I. du Pont de Nemours & Co., 5.00%, 7/15/13	466
400,000	Easton-Bell Sports Inc., 9.75%, 12/1/16	431
400,000	ERAC USA Finance LLC 144A, 2.25%, 1/10/14 (b)	402
315,000	Exelon Corp., 4.90%, 6/15/15	343
150,000	Export-Import Bank of Korea, 5.875%, 1/14/15	162
300,000	First Data Corp., 9.875%, 9/24/15 (f)	290
350,000	FMG Resources August 2006 Pty. Ltd. 144A, 7.00%, 11/1/15 (b)	352
320,000	Ford Motor Credit Co. LLC, 8.70%, 10/1/14	359
275,000	Forest Oil Corp., 8.50%, 2/15/14	298
275,000	Frontier Communications Corp., 8.25%, 5/1/14	295
180,000	Gazprom OAO Via RBS AG, 9.625%, 3/1/13 (d)	196
255,000	General Electric Capital Corp., 1.87%, 9/16/13	258
300,000	GenOn Energy Inc., 7.62%, 6/15/14	308
350,000	Georgia Power Co., 1.30%, 9/15/13	353
645,000	Georgia-Pacific LLC 144A, 7.125%, 1/15/17 (b)	685
490,000	Goldman Sachs Group Inc., 1.26%, 2/7/14	469
235,000	Goldman Sachs Group Inc., 3.70%, 8/1/15	235
330,000	Goodyear Tire & Rubber Co., 10.50%, 5/15/16	368
300,000	Hanesbrands Inc., 8.00%, 12/15/16	326
355,000	HCA Inc., 5.75%, 3/15/14	365
13,000	Hertz Corp., 8.875%, 1/1/14	13
300,000	Host Hotels & Resorts LP, 6.87%, 11/1/14	306
345,000	Husky Energy Inc., 5.90%, 6/15/14	379
430,000	Icahn Enterprises LP, 7.75%, 1/15/16	443
505,000	ING Bank NV 144A, 1.39%, 3/15/13 (b)	498
145,000	Ingles Markets Inc., 8.875%, 5/15/17	156
450,000	International Lease Finance Corp., 5.65%, 6/1/14	434
400,000	Inversiones CMPC SA 144A, 4.75%, 1/19/18 (b)	419
150,000	Jarden Corp., 7.50%, 5/1/17	161
140,000	JBS SA 144A, 10.50%, 8/4/16 (b)	141
535,000	Johnson & Johnson, 4.85%, 5/15/41	634
730,000	JPMorgan Chase & Co., 3.70%, 1/20/15	761
200,000	KB Home, 5.75%, 2/1/14	188
360,000	KeyCorp, 6.50%, 5/14/13 (f)	385
415,000	Kinder Morgan Finance Co. ULC, 5.70%, 1/5/16	426
270,000	Korea National Oil Corp. 144A, 2.87%, 11/9/15 (b)	266
310,000	Kraft Foods Inc., 5.25%, 10/1/13	331
435,000	Kroger Co., 3.90%, 10/1/15	468
315,000	Lamar Media Corp., 9.75%, 4/1/14	348
385,000	Landry’s Restaurant Inc., 11.625%, 12/1/15	410
460,000	Lennar Corp., 5.60%, 5/31/15	454
285,000	Level 3 Financing Inc., 9.25%, 11/1/14	292
395,000	Levi Strauss & Co., 8.875%, 4/1/16 (f)	416
560,000	Lloyds TSB Bank PLC, 2.76%, 1/24/14	544
315,000	Lockheed Martin Corp., 2.12%, 9/15/16	318
330,000	Masco Corp., 6.125%, 10/3/16	333
215,000	MassMutual Global Funding 144A, 0.86%, 9/27/13 (b)	216
415,000	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15 (f)	430
320,000	Medtronic Inc., 3.00%, 3/15/15	340
700,000	Merrill Lynch & Co. Inc., 6.15%, 4/25/13	719

See notes to financial statements.

Schedule of Investments (con’t)

Principal or Shares	Security Description	Value (000)
270,000	MetLife Institutional Funding 144A, 1.27%, 4/4/14 (b)	269
200,000	MGM Resorts International, 10.37%, 5/15/14	224
540,000	Microsoft Corp., 5.30%, 2/8/41	676
1,045,000	Morgan Stanley, 3.80%, 4/29/16	1,012
600,000	Morgan Stanley, 5.30%, 3/1/13 (f)	616
150,000	National Australia Bank Ltd. 144A, 0.87%, 1/8/13 (b)	150
385,000	National Australia Bank Ltd. 144A, 1.37%, 7/25/14 (b)	389
430,000	National Rural Utilities Cooparative Finance Corp., 5.50%, 7/1/13	463
350,000	Newfield Exploration Co., 6.625%, 4/15/16	362
160,000	Nova Chemicals Corp., 8.375%, 11/1/16	177
360,000	Owens-Brockway Glass Container Inc., 7.375%, 5/15/16	392
770,000	PACCAR Financial Corp., 1.55%, 9/29/14	766
420,000	Packaging Dynamics Corp. 144A, 8.75%, 2/1/16 (b)	428
145,000	Penn National Gaming Inc., 8.75%, 8/15/19	157
370,000	Petroleos Mexicanos, 4.875%, 3/15/15	396
140,000	Petronas Capital Ltd., 7.00%, 5/22/12 (d)	145
285,000	Pfizer Inc., 7.20%, 3/15/39	427
145,000	Pinnacle Foods Finance LLC, 10.625%, 4/1/17	151
160,000	Plains Exploration & Production Co., 7.00%, 3/15/17	167
330,000	Procter & Gamble Co, 5.55%, 3/5/37	427
200,000	Prudential Financial Inc., 2.75%, 1/14/13	202
360,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	396
420,000	Qwest Communications International Inc., 7.50%, 2/15/14	425
260,000	Revlon Consumer Products Corp., 9.75%, 11/15/15	280
340,000	Royal Caribbean Cruises Ltd., 6.875%, 12/1/13	356
395,000	RSC Equipment Rental Inc., 9.50%, 12/1/14	406
290,000	Ryder System Inc., 3.50%, 6/1/17	300
650,000	Safeway Inc., 6.35%, 8/15/17	758
200,000	Sally Holdings LLC, 9.25%, 11/15/14	206
380,000	SandRidge Energy Inc. 144A, 9.87%, 5/15/16 (b)	405
235,000	Sanofi, 2.62%, 3/29/16	245
395,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16	415
430,000	Sealy Mattress Co., 8.25%, 6/15/14 (f)	431
280,000	Southern Co., 1.95%, 9/1/16	283
315,000	Springleaf Finance Corp., 5.85%, 6/1/13	287
420,000	Sprint Nextel Corp., 6.00%, 12/1/16	368
405,000	SPX Corp., 7.625%, 12/15/14	439
420,000	SUPERVALU Inc., 7.50%, 11/15/14 (f)	428
315,000	Susser Holdings LLC, 8.50%, 5/15/16	330
410,000	Targa Resources Partners LP, 8.25%, 7/1/16	433
435,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	430
415,000	Tesoro Corp., 6.625%, 11/1/15	424
315,000	Teva Pharmaceutical Finance III BV, 0.85%, 3/21/14	315
290,000	Time Warner Inc., 3.15%, 7/15/15	303
265,000	Toyota Motor Credit Corp., 3.20%, 6/17/15	280
420,000	Toys R US - Delaware Inc. 144A, 7.37%, 9/1/16 (b)	428
290,000	Union Bank NA, 2.12%, 12/16/13	294
150,000	United States Steel Corp., 7.37%, 4/1/20 (f)	142
330,000	US Bancorp, 1.37%, 9/13/13	333
350,000	Vedanta Resources PLC 144A, 6.75%, 6/7/16 (b) (f)	326
400,000	Veolia Environnement, 5.25%, 6/3/13	422
240,000	Viacom Inc., 4.375%, 9/15/14	259
330,000	Virgin Media Finance PLC, 9.50%, 8/15/16	370
440,000	Volkswagen International Finance NV 144A, 1.62%, 8/12/13 (b)	441
385,000	Volkswagen International Finance NV 144A, 1.87%, 4/1/14 (b)	388
355,000	Wal-Mart Stores Inc., 5.62%, 4/15/41	440
350,000	Waste Management Inc., 2.60%, 9/1/16	356
620,000	Watson Pharmaceuticals Inc., 5.00%, 8/15/14	670
405,000	WellPoint Inc., 2.37%, 2/15/17	402
160,000	Westpac Banking Corp. 144A, 0.94%, 4/8/13 (b)	160
250,000	Westpac Banking Corp., 2.25%, 11/19/12	254
325,000	Windstream Corp., 8.125%, 8/1/13	349
190,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	192

Principal or Shares	Security Description	Value (000)
165,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	171
290,000	WMG Acquisition Corp., 9.50%, 6/15/16	309
680,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (b)	689
300,000	Wyndham Worldwide Corp., 9.87%, 5/1/14	342
300,000	XM Satellite Radio Inc. 144A, 13.00%, 8/1/13 (b)	343
430,000	Yankee Candle Co. Inc., 8.50%, 2/15/15 (f)	441

		66,968

Foreign Government (1%)
200,000	Qatar Government International Bond 144A, 4.00%, 1/20/15 (b)	212
200,000	Republic of Ghana, 8.50%, 10/4/17 (d)	225

		437

Mortgage Backed (8%)
515,269	Adjustable Rate Mortgage Trust, 4.18%, 3/25/37	235
510,390	Banc of America Mortgage Securities Inc., 2.68%, 10/20/32	469
658,661	Extended Stay America Trust 144A, 2.95%, 11/5/27 (b)	657
400,000	FN 468531 ARM, 0.57%, 7/1/16	402
500,000	Granite Master Issuer PLC, 0.67%, 12/17/54	254
503,737	Harborview Mortgage Loan Trust, 2.80%, 1/19/35	366
592,695	JP Morgan Mortgage Trust, 6.00%, 7/25/36	555
220,289	Long Beach Mortgage Loan Trust, 6.09%, 8/25/33	100
387,378	MLCC Mortgage Investors Inc., 1.95%, 2/25/36	326
396,649	Morgan Stanley Mortgage Loan Trust, 2.87%, 1/25/35	267
427,454	Morgan Stanley Mortgage Loan Trust, 5.50%, 11/25/35	397
593,957	MortgageIT Trust, 0.61%, 12/25/34	485
727,853	Structured Adjustable Rate Mortgage Loan Trust, 2.49%, 8/25/34	581
70,016	Structured Adjustable Rate Mortgage Loan Trust, 2.60%, 8/25/34	60
543,314	Structured Asset Mortgage Investments Inc., 0.59%, 1/19/34	452
355,755	Structured Asset Mortgage Investments Inc., 2.09%, 10/19/34	200
302,961	Structured Asset Mortgage Investments Inc., 2.17%, 10/19/34	233
313,946	Structured Asset Mortgage Investments Inc., 4.04%, 7/25/32	301
582,970	WaMu Mortgage Pass Through Certificates, 5.34%, 7/25/37	328
447,084	WaMu Mortgage Pass Through Certificates, 5.83%, 9/25/36	315
362,783	WaMu Mortgage Pass Through Certificates, 5.93%, 10/25/36	308

		7,291

Municipal (1%)
320,000	Dallas TX, Area Rapid Transit, 5.02%, 12/1/48	349
280,000	Texas State, 5.51%, 4/1/39	337
575,000	Utah Transit Authority Sales Tax Revenue, 5.93%, 6/15/39	708

		1,394

NCUA Guaranteed (2%)
382,366	NCUA Guaranteed Notes, 0.61%, 11/6/17	382
559,729	NCUA Guaranteed Notes, 0.80%, 12/8/20	563
973,745	NCUA Guaranteed Notes, 2.65%, 10/29/20	1,010

		1,955

U.S. Government Agency (0%)
400,000	FHLMC, 0.87%, 10/28/13	404
U.S. Treasury (14%)
150,000	U.S. Treasury Note, 3.75%, 8/15/41	166
11,000,000 U.S. Treasury Bill, 0.09%, 3/22/12 (c)		10,998
2,000,000	U.S. Treasury Bill, 0.20%, 7/26/12 (c) (e)	1,999

		13,163

Total Bonds (Cost-$93,025)		93,271

Purchased Call Options (Cost-$230) (0%)
30	CBOE SPX Volatility Index, 47.50, 1/18/12	3
5,000,000	EUR Put / USD Call FX Option, 1.20, 1/4/12	11
82	Powershares DB Gold, 62.00, 1/21/12	16
152	SPDR S&P 500 ETF Trust, 122.00. 1/21/12	120
530	U.S. Natural Gas Fund, 20.00, 1/19/13	6
513	U.S. Oil Fund, 38.00, 11/19/11	20

		176

Purchased Put Options (Cost-$303) (0%)
3,003	iPath S&P 500 VIX Short-Term Futures ETN, 23.00, 12/17/11	48
291	iPath S&P 500 VIX Short-Term Futures ETN, 23.00, 3/17/12	30

See notes to financial statements.

39	iShares IBOXX H/Y, 76.00, 3/17/12	5
2	S&P 500 Index, 1,000.00, 3/17/12	4
100	U.S. 30 Year Bond Future, 132.00, 12/23/11	11
130	U.S. Bond Future, 130.00, 11/25/11	2
450	U.S. Bond Future, 135.00, 11/25/11	37
240	U.S. Bond Future, 141.00, 11/25/11	83

		220

Investment Company (Cost-$6,179) (7%)
6,178,917	Payden Cash Reserves Money Market Fund *	6,179

Total (Cost-$99,737) (105%)		99,846
Liabilities in excess of Other Assets (-5%)		(4,365)

Net Assets (100%)		$95,481

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Yield to maturity at time of purchase.
(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(e)	All or a portion of the security is pledged as collateral to cover open futures contract margin requirements.
(f)	All or a portion of these securities are on loan. At October 31, 2011, the total market value of the Fund’s securities on loan is $4,092 and the total market value of the collateral held by the Fund is $4,273. Amounts in 000s.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
12/13/11	Australian Dollar (Buy 862)	Morgan Stanley	$56
12/13/11	Malaysian Ringgit (Buy 2,014)	Barclays	7
12/13/11	Singapore Dollar (Buy 823)	Morgan Stanley	12

			$75

Liabilities:
12/14/11	British Pound (Sell 411)	Barclays	$(19)
12/14/11	Euro (Sell 1,102)	Morgan Stanley	(33)

			$(52)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
75	U.S. Treasury 5 Year Note Future	Dec-11	$(9,196)	$(25)
28	U.S. Treasury 10 Year Note Future	Dec-11	3,614	13

				$(12)

Open Credit Default Swap Contracts

Reference Obligation	Fund Pays	Counterparty	Expiration Date	Notional Principal (000s)		Value (000s)
Federal Republic of Germany, 6%, Jun-16	0.25%	RBS	Sep-16		$2,000	$48
U.S. Treasury, 0.375%, Jun-13	0.25%	RBS	Jun-16	EUR	1,000	9

						$57

See notes to financial statements.

Statement of Assets & Liabilities

October 31, 2011

Numbers in 000s

ASSETS:
Investments, at value (cost $93,558)	$93,667
Affiliated investments, at value (cost $6,179)	6,179
Foreign cash (cost $1)	1
Swap contracts (cost $77)	57
Unrealized appreciation on forward currency exchange contracts (Note 2)	75
Receivable for:
Interest and dividends	1,077
Investments sold	2,462
Fund shares sold	29
Other assets	38

Total Assets	103,585

LIABILITIES:
Payable for:
Investments purchased	3,594
Fund shares redeemed	2
Future variation margin (Note 2)	15
Liability for securities on loan (Note 2)	4,273
Accrued expenses:
Investment advisory fees (Note 3)	55
Administration fees (Note 3)	11
Distribution fees (Note 3)	15
Trustee fees and expenses	1
Unrealized depreciation on forward currency exchange contracts (Note 2)	52
Other liabilities	86

Total Liabilities	8,104

NET ASSETS	$95,481

NET ASSETS:
Paid in capital	$94,558
Undistributed net investment income	1,634
Undistributed net realized gains or losses from investments	(811)
Net unrealized appreciation from:
Investments	77
Translation of assets and liabilities in foreign currencies	23

NET ASSETS	$95,481

Net Asset Value Per Share

	Institutional Class	Adviser Class	Retirement Class
Net Assets	$26,577	$57,324	$11,580
Outstanding shares of beneficial interest	2,507	5,441	1,128.2
NET ASSET VALUE - offering and redemption price per share in whole dollars	$10.60	$10.54	$10.26

See notes to financial statements.

Statement of Operations

Period ended October 31, 2011

Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$2,483
Dividend income	304
Income from securities lending	9

Investment Income	2,796

EXPENSES:
Investment advisory fees (Note 3)	744
Administration fees (Note 3)	102
Shareholder servicing fees	44
Distribution fees (Note 3)	131
Custodian fees	28
Transfer agent fees	36
Registration and filing fees	32
Trustee fees and expenses	8
Printing and mailing costs	12
Legal fees	2
Publication expense	2
Pricing fees	20
Fund accounting fees	40
Insurance	3
Audit fees	25
Loan commitment fees	1

Gross Expenses	1,230
Expense subsidy (Note 3)	(253)

Net Expenses	977

Net Investment Income	1,819

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(117)
Foreign currency transactions	(271)
Futures contracts	(563)
Purchased option contracts	425
Written option contracts	(73)
Swap contracts	(201)
Change in net unrealized appreciation (depreciation) from:
Investments	(1,186)
Translation of assets and liabilities in foreign currencies	(9)
Futures contracts	54
Purchased option contracts	(137)
Swap contracts	108

Net Realized and Unrealized Gains (Losses)	(1,970)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(151)

See notes to financial statements.

Statements of Changes in Net Assets

For the period ended October 31st

Numbers in 000s

	2011	2010
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1,819	$989
Net realized gains (losses) on investments	(800)	(285)
Change in net unrealized appreciation/(depreciation)	(1,170)	1,003

Change in Net Assets Resulting from Operations	(151)	1,707

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(273)	(68)
Adviser Class	(562)	(129)
Retirement Class	(61)	(7)
Net realized gains from investments:
Institutional Class		(31)
Adviser Class		(60)
Retirement Class		(3)

Change in Net Assets from Distributions to Shareholders	(896)	(298)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	15,125	8,365
Adviser Class	32,431	19,970
Retirement Class	9,026	2,930
Reinvestment of distributions:
Institutional Class	273	99
Adviser Class	537	179
Retirement Class	60	10
Cost of fund shares redeemed:
Institutional Class	(4,148)	(2,480)
Adviser Class	(8,889)	(5,397)
Retirement Class	(1,217)	(17)

Change in Net Assets from Capital Transactions	43,198	23,659

Total Change in Net Assets	42,151	25,068
NET ASSETS:
Beginning of period	53,330	28,262

End of period	$95,481	$53,330

Accumulated net investment income	$1,634	$772

FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class
Outstanding shares at beginning of period	1,452	883

Shares sold	1,417	795
Shares issued in reinvestment of distributions	26	10
Shares redeemed	(388)	(236)

Change in shares outstanding	1,055	569

Outstanding shares at end of period	2,507	1,452

Adviser Class
Outstanding shares at beginning of period	3,164	1,753

Shares sold	3,063	1,913
Shares issued in reinvestment of distributions	51	17
Shares redeemed	(837)	(519)

Change in shares outstanding	2,277	1,411

Outstanding shares at end of period	5,441	3,164

Retirement Class
Outstanding shares at beginning of period	367	82

Shares sold	872	286
Shares issued in reinvestment of distributions	6	1
Shares redeemed	(117)	(2)

Change in shares outstanding	761	285

Outstanding shares at end of period	1,128	367

Purchase of investments (excluding government)	$81,792	$57,921
Sale of investments (excluding government)	42,220	22,196
Purchase of government securities	8,559	16,817
Sale of government securities	6,253	18,095

See notes to financial statements.

Notes to Financial Statements

October 31, 2011

1. ORGANIZATION AND RELATED MATTERS

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its eighteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other seventeen Funds are contained in a separate report.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information (pricing services, quotes obtained from brokers and dealers, or recent market trades) provided by the institution with which the Fund entered into the transaction in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established by the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur (a “significant event”) that will affect the value of the Fund’s holdings, and (2) the significant event occurs after the close of the market on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Notes to Financial Statements (con’t)

Concentration of Risk

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Fund causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security, using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contacts to protect against adverse currency movements or as speculative investments. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date, or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap Contracts

The Fund entered into the following credit default swap agreements. The counterparty to the agreement has agreed to receive from the fund an annuity premium which is based on a notional principal amount of a specific security/index. The annuity premium is paid by the Fund until a credit event (e.g. grace period extension, obligation acceleration, repudiation/moratorium, or restructuring) occurs or until the agreement matures. If a credit event occurs, the Fund will receive the notional amount at par and pay the defaulted security or cash equivalent.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Written Options	Number of Contracts	Premiums
Options outstanding at October 31, 2010	—	$—
Options written	174	46,452
Options expired
Options exercised
Options closed	(174)	(46,452)

Options outstanding at October 31, 2011	—	$—

Derivatives and Hedging

The following tables show the Fund’s exposure to different types of market risks as it relates to derivative instruments in the statement of assets and liabilities and the statement of operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments (000s)

Underlying Risk	Derivative Assets	Derivative Liabilities
Credit[4]	$—	$(20)
Interest rate[1]	13	(25)
Foreign currency[2,3]	75	(52)

Total	$88	$(97)

[1]

Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures.

[2]	Receivable for forward currency contracts.
[3]	Payable for forward currency contracts.
[4]	Payable for swap contracts.

Notes to Financial Statements (con’t)

The Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives Recognized in Income (000s)

Underlying risk	Futures[6]	Forward Currency Contracts[7]	Options[8]	Swaps[9]	Total
Credit	$—	$—	$—	$(112)	$(201)
Equity	—	—	352	—	352
Foreign exchange	—	(271)	—	—	(271)
Interest rate	(563)	—	—	(89)	(563)

Total	$(563)	$(271)	$352	$(201)	$(683)

[6]	Net realized gains (losses) from futures contracts.
[7]	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.
[8]	Net realized gains (losses) from option contracts.
[9]	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)

Underlying risk	Futures[9]	Forward Currency Contracts[10]	Options[11]	Swaps[12]	Total
Credit	$—	$—	$—	$(9)	$(9)
Equity	—	—	(137)	—	(137)
Foreign exchange	—	(9)	—	—	(9)
Interest rate	54	—	—	117	171

Total	$54	$(9)	$(137)	$108	$16

[9]	Change in net unrealized appreciation (depreciation) from futures contracts.
[10]	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which may include other currency related appreciation (depreciation).
[11]	Change in net unrealized appreciation (depreciation) from option contracts.
[12]	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period, the average value of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
3%	2%	19%	0%

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the statement of operations.

Collateral

Futures contracts, options, and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. The Fund is required to segregate sufficient assets to cover any potential loss.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2011, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in the Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital. The preceding three years and the tax year ended October 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investment

The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated Funds for the period is disclosed in the statement of operations.

Value October 31, 2010	Purchase	Sales	Dividends	Value October 31, 2011
$ 852,158	$ 257,649,337	$ 252,322,578	$ 196	$ 6,178,917

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the statement of operations.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3. RELATED PARTY TRANSACTIONS

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10% .

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the institutional class, 1.50% for the adviser class, and 1.75% for the retirement class of average daily net assets on an annualized basis.

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $819,012 ($281,427 for 2009, $284,292 for 2010, and $253,293 for 2011) is not considered a liability of the Fund, and therefore is not recorded as a liability in the statement of assets and liabilities, but will be recognized as net expense in the statement of operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15% .

Notes to Financial Statements (con’t)

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the adviser class at an annualized rate of 0.25% and of the retirement class at an annualized rate of 0.50% . Payden & Rygel Distributors does not recieve a fee from the institutional class.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. FAIR VALUE

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments. (Fixed Income-Asset Backed, Corporate, Government, Mortgage Backed and U.S. Government Agency, Equity-Common Stocks, Exchange Traded Funds and Investment Company).

In January 2010, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.This ASU adds new disclosures about the amounts and reason for significant transfers in and out of Level 1 and Level 2 as well as inputs and valuation techniques used to measure fair value that fall in either Level 2 or Level 3, and information on purchases, sales, issuance and settlement on a gross basis in the reconciliation of activity in Level 3. There were no significant transfers between levels, which required disclosure.

	Level 1		Level 2		Level 3
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
Asset Backed			$1,659				$1,659
Corporate			66,968				66,968
Foreign Government			437				437
Mortgage Backed			7,291				7,291
Municipal			1,394				1,394
Option	$396						396
U.S. Government			15,118				15,118
U.S. Government Agency			404				404
Investment Company	6,179						6,179

	Level 1		Level 2		Level 3
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
Other Financial Instruments (1)
Foreign Currency Contracts			$75	$(52)			$23
Futures	$13	$(25)					(12)
Swaps			$57				$57

(1)

Other Financial Instruments include derivative instruments, such as futures, forward currency, swap and any options contracts. Amounts shown represents unrealized appreciation (depreciation) at period end.

5. FEDERAL INCOME TAXES (AMOUNTS IN 000s)

For Federal income tax purposes the Fund had capital loss carry forwards at year end in the amount of $910, of which $85 expires in 2018, and $825 expires in 2019. The carry forwards are available to offset future capital gains, if any.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

The tax character of distributions paid during the fiscal year ended October 31st is as follows:

2011		2010
Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
$ 895	$ —	$ 298	$ —

At October 31, 2011, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows:

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
$ 99,741	$ 1,274	$ 1,169	$ 105

At October 31, 2011, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows:

Undistributed Ordinary and Tax Exempt Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings
$ 1,630	$ —	$ (910)	$ —	$ 203	$ 923

6. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Financial Highlights

For the share outstanding for the periods ended October 31st

	2011	2010	2009	2008
Institutional Class
Net asset value - beginning of period	$10.75	$10.42	$10.06	$10.00
Income (loss) from investment activities:
Net investment income	0.21	0.22	0.13	0.01
Net realized and unrealized gains (losses)	(0.17)	0.21	0.34	0.05

Total from investment activities	0.04	0.43	0.47	0.06

Distributions to shareholders:
From net investment income	(0.19)	(0.07)	(0.07)
From net realized gains	0.00	(0.03)	(0.04)

Total distributions to shareholders	(0.19)	(0.10)	(0.11)	0.00

Net asset value - end of period	$10.60	$10.75	$10.42	$10.06

Total return	0.34%	4.24%	4.71%	0.60	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$26,577	$15,611	$9,199	$3,379
Ratio of gross expense to average net assets	1.62%	1.98%	2.86%	7.17	%(2)
Ratio of net expense to average net assets	1.25%	1.25%	1.25%	1.25	%(2)
Ratio of investment income less gross expenses to average net assets	2.52%	1.99%	(0.12%)	(5.05	%)(2)
Ratio of net investment income to average net assets	2.89%	2.72%	1.49%	0.87	%(2)
Portfolio turnover rate	88%	141%	124%	16	%(1)

The class commenced operations on September 22, 2008.

Adviser Class
Net asset value - beginning of period	$10.71	$10.40	$10.05	$10.00

Income (loss) from investment activities:
Net investment income	0.16	0.19	0.11	0.01
Net realized and unrealized gains (losses)	(0.15)	0.22	0.35	0.04

Total from investment activities	0.01	0.41	0.46	0.05

Distributions to shareholders:
From net investment income	(0.18)	(0.07)	(0.07)
From net realized gains	0.00	(0.03)	(0.04)

Total distributions to shareholders	(0.18)	(0.10)	(0.11)	0.00

Net asset value - end of period	$10.54	$10.71	$10.40	$10.05

Total return	0.13%	4.02%	4.54%	0.50	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$57,324	$33,881	$18,233	$7,861
Ratio of gross expense to average net assets	1.88%	2.24%	3.13%	6.98	%(2)
Ratio of net expense to average net assets	1.50%	1.50%	1.50%	1.50	%(2)
Ratio of investment income less gross expenses to average net assets	2.24%	1.74%	(0.46%)	(4.85	%)(2)
Ratio of net investment income to average net assets	2.62%	2.48%	1.17%	0.63	%(2)
Portfolio turnover rate	88%	141%	124%	16	%(1)

The class commenced operations on September 22, 2008.

(1)	Not annualized
(2)	Annualized

See notes to financial statements.

For the share outstanding for the periods ended October 31st

	2011	2010	2009
Retirement Class
Net asset value - beginning of period	$10.46	$10.18	$10.00

Income (loss) from investment activities:
Net investment income	0.16	0.14	(0.01)
Net realized and unrealized gains (losses)	(0.18)	0.24	0.19

Total from investment activities	(0.02)	0.38	0.18

Distributions to shareholders:
From net investment income	(0.18)	(0.07)
From net realized gains	0.00	(0.03)

Total distributions to shareholders	(0.18)	(0.10)	0.00

Net asset value - end of period	$10.26	$10.46	$10.18

Total return	(0.18%)	3.78%	1.80	%(1)

Ratios/supplemental data:
Net assets, end of period	$11,580	$3,838	$830
Ratio of gross expense to average net assets	2.12%	2.51%	3.56	%(2)
Ratio of net expense to average net assets	1.75%	1.75%	1.75	%(2)
Ratio of investment income less gross expenses to average net assets	2.05%	1.69%	(2.09	%)(2)
Ratio of net investment income to average net assets	2.42%	2.45%	(0.28	%)(2)
Portfolio turnover rate	88%	141%	124	%(1)

The class commenced operations on April 6, 2009.

(1)	Not annualized
(2)	Annualized

See notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Payden & Rygel Investment Group

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Payden/Kravitz Cash Balance Plan Fund, one of the portfolios constituting the Payden & Rygel Investment Group (the “Fund”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payden/Kravitz Cash Balance Plan Fund of the Payden & Rygel Investment Group as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 28, 2011

Fund Expenses unaudited

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the period ended October 31, 2011. It uses the Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

Hypothetical Expenses

The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2011 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value November 1, 2010	Value October 31, 2011	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Institutional Class
Actual	$1,000.00	$981.50	-1.85%	1.25%	$6.24
Hypothetical	1,000.00	1,018.90	1.89%	1.25%	6.36
Adviser Class
Actual	$1,000.00	$980.50	-1.95%	1.50%	$7.49
Hypothetical	1,000.00	1,017.64	1.76%	1.50%	7.63
Retirement Class
Actual	$1,000.00	$979.00	-2.10%	1.75%	$8.73
Hypothetical	1,000.00	1,016.38	1.64%	1.75%	8.89

Approval of Investment Advisory Agreement

1. BACKGROUND

On June 21, 2011, the Board of Trustees of The Payden & Rygel Investment Group (the “P&R Trust”) unanimously approved the Investment Management Agreement (the “Agreement”) between the investment adviser, Payden/Kravitz Investment Advisers LLC (the “Adviser”), and the P&R Trust with respect to the P&R Trust’s Payden/Kravitz Cash Balance Plan Fund (the “Fund”) for an additional year through June 30, 2012. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s independent Trustees. The Board and the Committee determined that the advisory fee structure for the Fund was fair and reasonable in relation to the services provided and that approving the Agreement for an additional year was in the best interests of the Fund and its shareholders.

In reaching this decision, the Board and the Committee considered information furnished to them throughout the year, as well as extensive information prepared specifically in connection with their review of the Agreement, and they were assisted and advised by their independent counsel in this endeavor. They considered the matters discussed below, among others, but they did not identify any single issue or factor or any particular piece of information that, in isolation, was the controlling factor.

2. NATURE, EXTENT AND QUALITY OF SERVICES

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the quality of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services to be provided by the Adviser or its affiliates to the Fund under the Agreement. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services to be provided by the Adviser and its affiliates have benefited and should continue to benefit the Fund and its prospective shareholders.

3. INVESTMENT RESULTS

At its regular quarterly Board meetings during the past year and as a part of the annual review of the Agreement, the Board reviewed the investment results of the Fund compared to its benchmark index. The Board and Committee concluded that the results for the Fund have been satisfactory. In sum, the Board and Committee concluded that the Adviser’s continued management should benefit the Fund and its shareholders.

4. ADVISORY FEES AND TOTAL EXPENSES

The Board and the Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for a peer group for the Fund. They observed that the advisory fees and expenses for the Fund continue to be competitive with the advisory fees and expenses of this peer group. Overall, the Board and Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

5. ADVISER PROFITABILITY AND INDIRECT BENEFITS

The Board and Committee reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

Trustees and Officers

Name and Address	Position with Fund	Year Elected	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue
Los Angeles, CA 90071

Trustees (1)
W.D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust

Gerald S. Levey, M.D.	Independent Trustee	2000	Vice Chancellor, Dean Emerita and Distinguished Professor of Medicine, David Geffen School of Medicine at the University of California, Los Angeles

Thomas V. McKernan, Jr.	Independent Trustee	1993	CEO, Automobile Club of Southern California	Director, First American Financial; Director, Forest Lawn Memorial Park

Rosemarie T. Nassif	Independent Trustee	2008	President Emerita, Holy Names University	Director, Freemont Bank

Andrew J. Policano	Independent Trustee	2008	Dean, The Paul Merage School of Business, at the University of California, Irvine (2004-present); Kuechenmeister Professor of Finance, University of Wisconsin-Madison (2001-2004)	Director, Badger Meter, Inc.; Director, Rockwell Collins

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Board, Rose Hills Company	Director, Rose Hills Company; Director, Ameron International Corp.

Stender E. Sweeney	Independent Trustee	1992	Private Investor	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel

Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel

Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel

Officers (2)
Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel

Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel

Bradley F. Hersh	Vice President and Treasurer	1998	Senior Vice President and Treasurer, Payden & Rygel

Brian W. Matthews	Vice President and CFO	2003	Managing Principal, CFO and Director, Payden & Rygel

David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, and CCO, Payden & Rygel

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel

Additional information about the Trustees can be found in the SAI.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees

THIS PAGE INTENTIONALLY LEFT BLANK

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

Paydenfunds

333 South Grand Avenue, Los Angeles, California 90071

800 5-PAYDEN 800 572-9336 payden.com

» PAYDEN/KRAVITZ CASH BALANCE FUNDS

Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX)

Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKBIX)

Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX)

ITEM 2.	CODE OF ETHICS

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

At its meeting on December 20, 2011, the registrant’s Board of Trustees determined that W.D. Hilton, Jr., Thomas V. McKernan, Andrew J. Policano and Stender E. Sweeney, each of whom is an independent Trustee of the registrant, are audit committee financial experts for the registrant.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees:

Fiscal year ending October 31, 2011: $496,100

Fiscal year ending October 31, 2010: $457,250

(b) Audit-Related Fees:

Fiscal year ending October 31, 2011: $0

Fiscal year ending October 31, 2010: $0

(c) Tax Fees — For preparation of the annual tax returns (state and Federal) for each Fund:

Fiscal year ending October 31, 2011: $88,200

Fiscal year ending October 31, 2010: $81,600

(d) All Other Fees:

Fiscal year ending October 31, 2011: $0

Fiscal year ending October 31, 2010: $0

(e)(l) The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal accountant, and the fees for such services, prior to any engagement.

(e)(2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee of the registrant’s Board of Trustees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees:

Fiscal year ending October 31, 2011: $88,200 (Item 4(c))

Fiscal year ending October 31, 2010: $81,600 (Item 4(c))

(h) In the fiscal years ending October 31, 2011 and October 31, 2010, respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as a part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of these controls and procedures as required by the applicable regulations, that the registrant’s disclosure controls and procedures are effective in ensuring that the information required to be disclosed by the registrant in this report is accumulated and communicated to them as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group

By:	/s/ JOAN A. PAYDEN
JOAN A. PAYDEN
CHAIRMAN AND CEO

Date: December 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group

By:	/s/ BRIAN W. MATTHEWS
BRIAN W. MATTHEWS
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date: December 23, 2011